    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 2000

                                                               File No. 33-42484
                                                               File No. 811-6400
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                       /X/ POST-EFFECTIVE AMENDMENT NO. 39

                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                       /X/        AMENDMENT NO. 40


                         THE ADVISORS' INNER CIRCLE FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 2 OLIVER STREET
                           BOSTON, MASSACHUSETTS 02109
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 932-7781

                                  MARK E. NAGLE
                               C/O SEI CORPORATION
                            OAKS, PENNSYLVANIA 19456
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:
                            RICHARD W. GRANT, ESQUIRE
                             JOHN H. GRADY, ESQUIRE
                           MORGAN, LEWIS & BOCKIUS LLP
                               1701 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103
-------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box)


         / / immediately upon filing pursuant to paragraph (b) /X/ on February 28, 2000 pursuant to paragraph (b)
         / / 60 days after filing pursuant to paragraph (a)
         / / 75 days after filing pursuant to paragraph (a)
         / / on [date] pursuant to paragraph (a) of Rule 485.

-------------------------------------------------------------------------------

                           CRA REALTY SHARES PORTFOLIO

                     CLASS A SHARES AND INSTITUTIONAL SHARES

                                   PROSPECTUS

                                  MARCH 1, 2000


                         THE ADVISORS' INNER CIRCLE FUND


                               INVESTMENT ADVISER:
                          CLARION CRA SECURITIES, L.P.



          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The CRA Realty Shares Portfolio (Portfolio) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers different classes of shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares and Institutional Shares of the CRA Realty Shares Portfolio that you should know before investing. Please read this prospectus and keep it for future reference.



THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE PORTFOLIO, PLEASE SEE:




                                                                    PAGE
     PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS,
         PERFORMANCE INFORMATION AND EXPENSES.......................XXX
     MORE INFORMATION ABOUT RISK....................................XXX
     MORE INFORMATION ABOUT PORTFOLIO INVESTMENTS...................XXX
     THE INVESTMENT ADVISER AND PORTFOLIO MANAGER...................XXX
     PURCHASING AND SELLING PORTFOLIO SHARES........................XXX
     DIVIDENDS AND DISTRIBUTIONS....................................XXX
     TAXES..........................................................XXX
     FINANCIAL HIGHLIGHTS...........................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         CRA REALTY SHARES PORTFOLIO................................Back Cover


CRA REALTY SHARES PORTFOLIO

PORTFOLIO SUMMARY
INVESTMENT GOAL                         Total return through investment in real estate
                                        securities

INVESTMENT FOCUS                        Equity securities of real estate companies

SHARE PRICE VOLATILITY                  Medium

PRINCIPAL INVESTMENT STRATEGY           Investing in dividend paying equity securities of
                                        real estate companies

INVESTOR PROFILE                        Investors who seek income and long-term capital
                                        appreciation through exposure to the real estate
                                        industry and who can accept the greater risk of
                                        volatility inherent in a narrowly focused fund

INVESTMENT STRATEGY OF THE CRA REALTY SHARES PORTFOLIO

The Portfolio invests primarily (at least 65% of its assets) in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies that generally provide income and also have the potential for long-term capital appreciation. The Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Adviser will sell a security when it no longer meets these criteria.

The Portfolio's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

PRINCIPAL RISKS OF INVESTING IN THE CRA REALTY SHARES PORTFOLIO


Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. The equity markets move in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.


The Portfolio is subject to the risk that the securities of issuers in the real estate industry that the Portfolio purchases will underperform the market as a whole. To the extent that the Portfolio's investments are concentrated in issuers conducting business in the real estate industry, the

Portfolio is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible than a diversified fund to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Portfolio is also subject to the risk that dividend-paying stocks of real estate companies may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. As of December 31, 1999, Class A Shares were not available to investors.


This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*



                              1997                         25.32%
                              1998                        -17.75%
                              1999                         -2.55%

                           BEST QUARTER                WORST QUARTER
                              13.47%                      -12.77%
                            (9/30/97)                    (9/30/98)



*       The performance information shown above is based on a calendar year.



This table compares the Portfolio's average annual total returns for the periods ended December 31, 1999 to those of the Wilshire Real Estate Securities Index.




   INSTITUTIONAL SHARES                           1 YEAR          SINCE INCEPTION
----------------------------------------------------------------------------------
CRA REALTY SHARES PORTFOLIO                       -2.55%             0.15%*
WILSHIRE REAL ESTATE SECURITIES INDEX             -3.19             -1.43%**


*       Since 1/1/97
**      Since 12/31/96

What is an Index?


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

PORTFOLIO FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD PORTFOLIO SHARES.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                               CLASS A SHARES INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)*                                                                 4.25%             None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)          None              None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                                None              None
Redemption Fee (as a percentage of amount redeemed, if applicable)**               None             0.75%
Exchange Fee                                                                       None              None



* This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
** This redemption fee is imposed if you sell Institutional Shares within six months of your purchase. See "Selling Portfolio Shares."

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*



                                                         CLASS A SHARES             INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.70%                           0.70%
Distribution and Service (12b-1) Fees                       0.25%                            None
Other Expenses                                              0.41%                           0.41%
                                                            -----                           -----
Total Annual Portfolio Operating Expenses                   1.36%                           1.11%



* The Portfolio's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses are expected to be as follows:


     CRA Realty Shares Portfolio - Class A Shares                       1.25%
     CRA Realty Shares Portfolio - Institutional Shares                 1.00%

For more information about these fees, see "Investment Adviser" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:



                            1 YEAR       3 YEARS        5 YEARS     10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES               $558         $837         $1,138       $1,991
INSTITUTIONAL SHARES         $113         $353           $612       $1,352

MORE INFORMATION ABOUT RISK

The Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Portfolio has an investment goal and strategies for reaching that goal. The investment managers invest Portfolio assets in a way that they believe will help the Portfolio achieve its goal. Still, investing in the Portfolio involves risk and there is no guarantee that the Portfolio will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Portfolio, just as you could with other investments.

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which they trade. The effect on the Portfolio of a change in the value of a single security will depend on how widely the Portfolio diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

REAL ESTATE INVESTING - The Portfolio will invest in the securities of REITs and companies principally engaged in the real estate industry. These investments may subject the Portfolio to the risks associated with the direct ownership of real estate. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of credit extended. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Portfolio's investments in REITs. Shareholders in the Portfolio should realize that by investing in REITs indirectly through the Portfolio, they bear not only their proportionate share of the expenses of the Portfolio but also, indirectly, the management expenses of underlying REITs.

MORE INFORMATION ABOUT PORTFOLIO INVESTMENTS

This prospectus describes the Portfolio's primary strategies, and the Portfolio will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Portfolio will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Portfolio may invest up to 100% of its assets in cash and money market instruments that would not ordinarily be consistent with the Portfolio's objectives. The Portfolio will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Portfolio and continuously reviews, supervises and administers its Portfolio's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Clarion CRA Securities, L.P. (Clarion CRA), serves as the Adviser to the CRA Realty Shares Portfolio. Clarion CRA is a registered investment adviser and through its predecessors has been managing investments in real estate securities on behalf of institutional investors since 1984. As of December 31, 1999, the Adviser had approximately $1.4 billion in assets under management. For its services, the Adviser is entitled to an annual fee of 0.70% of the Portfolio's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its fees and reimburse certain expenses of the Portfolios so that Total Operating Expenses do not exceed 1.00% (not including distribution and service fees) of the Fund's average daily net assets. For the fiscal year ended October 31, 1999, Clarion CRA received advisory fees as a percentage of average daily net assets (after waivers) of 0.59% for the Portfolio.



The Adviser may use its affiliates as brokers for Portfolio transactions.

PORTFOLIO MANAGERS

Kenneth D. Campbell has served as Chairman, Co-Chief Investment Officer and Co-Portfolio Manager of Clarion CRA since 1969. He has co-managed the CRA Realty Shares Portfolio since its inception. He has more than 31 years of investment experience. Prior to joining the Adviser, Mr. Campbell had managed real estate securities portfolios since 1980 for a select number of institutional and individual accounts.



T. Ritson Ferguson, CFA has served as President, Co-Chief Investment Officer and Co-Portfolio Manager of Clarion CRA since 1992. He has co-managed the CRA Realty Shares Portfolio since its inception. He has more than 14 years of investment experience. Prior to joining the Adviser, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisers and

Trammell Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.


PURCHASING AND SELLING PORTFOLIO SHARES


This section tells you how to purchase and sell (sometimes called "redeem") Class A Shares and Institutional Shares of the Portfolio.

Class A Shares and Institutional Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

         CLASS A SHARES
         -      Front-end sales charge
         -      12b-1 fees
         -      $5,000 minimum initial investment

         INSTITUTIONAL SHARES
         -      No sales charge
         -      No 12b-1 fees or shareholder fees
         -      $100,000 minimum initial investment

For some investors the minimum initial investment for Class A Shares and Institutional Shares may be lower.

Class A Shares are for individual and institutional investors.

Institutional Shares are for financial institutions investing for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions call 1-888-712-1103.


HOW TO PURCHASE PORTFOLIO SHARES

You may purchase shares by:
-       Mail
-       Telephone, or
-       Wire

To purchase shares directly from us, complete and send in the application. If you need an application or have questions, please call 1-888-712-1103. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "CRA Realty Shares Portfolio." The Portfolio cannot accept third-party checks, credit cards, credit card checks or cash.



You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Portfolio shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio. You will also generally have to address your correspondence or questions regarding the Portfolio to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.


The Portfolio may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Portfolio receives your purchase order, plus, in the case of Class A Shares, the applicable front-end sales charge.

The Portfolio calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Portfolio must receive your purchase order before 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV

NAV for one Portfolio share is the value of that share's portion of all of the net assets of the Portfolio.


In calculating NAV, the Portfolio generally values its investment portfolio at market price. If market prices are unavailable or the Portfolio thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least:

CLASS                                                   DOLLAR AMOUNT
Class A Shares                                          $5,000
Institutional Shares                                    $100,000


There is no minimum for your subsequent investments in the Portfolio.

The Portfolio may accept investments of smaller amounts for either class of shares at our discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares from either class automatically through regular deductions from your account in amounts of at least $50 per month.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Portfolio receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:


                                   YOUR SALES CHARGE AS A PERCENTAGE      YOUR SALES CHARGE AS A PERCENTAGE
                                           OF OFFERING PRICE                   OF YOUR NET INVESTMENT
IF YOUR INVESTMENT IS:
-----------------------------------------------------------------------------------------------------------
LESS THAN $50,000                               4.25%                                  4.99%
$50,000 TO $99,999                              4.00%                                  4.17%
$100,000 TO $249,999                            3.50%                                  3.63%
$250,000 TO $499,999                            2.75%                                  2.83%
$500,000 TO $999,999                            2.00%                                  2.04%
$1,000,000 AND OVER                             0.00%                                  0.00%


WAIVER OF FRONT-END SALES CHARGE -CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:
-   by reinvestment of dividends and distributions;
- by employees, and members of their immediate family, of Clarion CRA and its affiliates;
-   by Trustees and officers of The Advisors' Inner Circle Fund; or
- through dealers, retirement plans, asset allocation programs and financial institutions that have entered into an agreement with the Portfolio's administrator or its affiliates.


REDUCED SALES CHARGES -CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Portfolio will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Portfolio will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Portfolio with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Portfolio may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Portfolio over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Portfolio will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send us a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize us to hold in escrow 4.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Portfolio will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which Class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Portfolio.

HOW TO SELL YOUR PORTFOLIO SHARES

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call 1-888-712-1103.






If you own your shares directly, you may sell your shares on any Business Day by contacting the Portfolio directly by mail or telephone at 1-888-712-1103.



If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio.


If you would like your sale proceeds sent to a third party or an address other than your own, please notify the Portfolio in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Portfolio receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Portfolio. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTION FEE (INSTITUTIONAL SHARES)

The Portfolio charges a redemption fee of 0.75% on redemptions of Institutional Shares that have been held less than six months. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Portfolio.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Portfolio's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below the required minimum because of redemptions, the Portfolio may redeem your shares. The account balance minimums are:

CLASS                                                   DOLLAR AMOUNT
Class A Shares                                          $5,000
Institutional Shares                                    $100,000

But, the Portfolio will always give you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Portfolio may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Portfolio has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Portfolio is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Portfolio over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF PORTFOLIO SHARES

The Portfolio has adopted a distribution plan that allows the Portfolio to pay distribution and service fees for the sale and distribution of its shares, and for services provided to Class A shareholders. Because these fees are paid out of the Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets, are 0.25% for Class A Shares.


DIVIDENDS AND DISTRIBUTIONS


The Portfolio distributes its income in the form of quarterly dividends and makes distributions of capital gains, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Portfolio in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Portfolio receives your written notice. To cancel your election, simply send the Portfolio written notice.


TAXES


PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Portfolio and its shareholders. This summary is based on current tax laws, which may change.


The Portfolio will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Portfolio may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF PORTFOLIO SHARES IS A TAXABLE EVENT.

IMPORTANT NOTE ON TAX REPORTING FOR THE PORTFOLIO

- A large portion of the dividends paid by REITs may represent a "return of capital." Consequently, a portion of the Portfolio's distributions may also represent a return of capital. Return of capital distributions are not taxable to you, but you must deduct them from the cost basis of your investment in the Portfolio. Returns of capital are listed as "nontaxable distributions" on Form 1099-DIV.

- REITs typically do not indicate what portion of their dividends represent return of capital in time for the Portfolio to meet its January 31 deadline for sending 1099-DIV forms to investors. To ensure that you receive accurate and complete tax information, we will send your 1099-DIV for the Portfolio in February (subject to IRS approval).

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Institutional Shares of the Portfolio. This information is intended to help you understand the Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Some of this information reflects financial information for a single Portfolio share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all of your dividends and distributions. As of October 31, 1999, Class A Shares were not available to investors. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with the Portfolio's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-712-1103.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31,



                NET ASSET              REALIZED
                VALUE                  AND UNREALIZED  DISTRIBUTIONS                  NET ASSET           NET ASSETS
                BEGINNING  NET         GAINS           FROM NET       DISTRIBUTIONS   VALUE END           END OF
                OF         INVESTMENT  (LOSSES) ON     INVESTMENT     FROM            OF         TOTAL    PERIOD
                PERIOD     INCOME      SECURITIES      INCOME         CAPITAL GAINS   PERIOD     RETURN   (000)
---------------------------------------------------------------------------------------------------------------------
CRA REALTY SHARES PORTFOLIO
1999            $9.10      0.49        (0.80)            (0.55)           --             $8.24     (3.70)%  $55,968
1998           $11.49      0.35        (1.85)            (0.40)          (0.49)          $9.10    (14.16)%  $55,617
1997(1)(2)     $10.00      0.26         1.53             (0.30)           --            $11.49     18.17%   $34,797




                            RATIO OF NET  RATIO OF EXPENSES  RATIO OF NET
               RATIO OF     INVESTMENT    TO AVERAGE NET     INVESTMENT INCOME TO  PORTFOLIO
               EXPENSES     INCOME TO     ASSETS             AVERAGE NET ASSETS    TURNOVER
               TO AVERAGE   AVERAGE       (EXCLUDING         (EXCLUDING WAIVERS    RATE
               NET ASSETS   NET ASSETS    WAIVERS)           AND REIMBURSEMENTS)
---------------------------------------------------------------------------------------------
CRA REALTY SHARES PORTFOLIO
1999            1.00%        5.37%          1.11%              5.26%                 66.56%
1998            1.00%        3.29%          1.17%              3.12%                 73.54%
1997(1)(2)*     1.00%*       2.91%*         1.63%*             2.28%*               102.74%



*   ANNUALIZED
(1) TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(2) THE CRA REALTY SHARES PORTFOLIO COMMENCED OPERATIONS ON JANUARY 1, 1997.

    AMOUNTS DESIGNATED "__" ARE EITHER $0 OR ROUND TO $0.

                         THE ADVISORS' INNER CIRCLE FUND
                           CRA REALTY SHARES PORTFOLIO

INVESTMENT ADVISER


Clarion CRA Securities, L.P.
259 North Radnor-Chester Road
Suite 205
Radnor, Pennsylvania 19087


DISTRIBUTOR


SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL


Morgan, Lewis & Bockius LLP


More information about the Portfolio is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated March 1, 2000, includes detailed information about The Advisors' Inner Circle Fund and CRA Realty Shares Portfolio. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.



ANNUAL AND SEMI-ANNUAL REPORTS



These reports list the Portfolio's holdings and contain information from the Portfolio's managers about strategies, and recent market conditions and trends and their impact on Portfolio performance. The reports also contain detailed financial information about the Portfolio.



TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:


BY TELEPHONE:  CALL 1-888-712-1103


BY MAIL:  Write to us
CRA Realty Shares Portfolio
c/o The Advisors' Inner Circle Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009


BY E-MAIL:  www.crainvest.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-6400.

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2000

                                 FMC SELECT FUND

                               INVESTMENT ADVISER:
                               FIRST MANHATTAN CO.



  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
           SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS



The FMC Select Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the FMC Select Fund that you should know before investing. Please read this prospectus and keep it for future reference.



THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:



                                                                     PAGE
     INVESTMENT STRATEGY OF THE FMC SELECT FUND......................XXX
     PRINCIPAL RISKS OF INVESTING IN THE FMC SELECT FUND.............XXX
     PERFORMANCE INFORMATION.........................................XXX
     FUND FEES AND EXPENSES..........................................XXX
     MORE INFORMATION ABOUT RISK.....................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS.........................XXX
     INVESTMENT ADVISER..............................................XXX
     PORTFOLIO MANAGERS..............................................XXX
     PURCHASING AND SELLING FUND SHARES..............................XXX
     DIVIDENDS AND DISTRIBUTIONS.....................................XXX
     TAXES...........................................................XXX
     FINANCIAL HIGHLIGHTS............................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         FMC SELECT FUND.............................................Back Cover

FMC SELECT FUND

FUND SUMMARY





INVESTMENT GOAL                         Total return principally through capital
                                        appreciation and, to a limited degree,
                                        through current income






INVESTMENT FOCUS                        Predominantly U.S. common stocks and to
                                        a lesser degree investment grade fixed
                                        income securities


SHARE PRICE VOLATILITY                  Medium

PRINCIPAL INVESTMENT STRATEGY           Investing principally in equity
                                        securities of U.S. companies with medium to large market capitalizations and secondarily in investment grade fixed income securities

INVESTOR PROFILE                        Investors who seek total return
                                        principally through capital appreciation with some current income and who are willing to assume the risk that net asset value per share will fluctuate

INVESTMENT STRATEGY OF THE FMC SELECT FUND


The FMC Select Fund invests principally in common stocks of U.S. companies with medium to large market capitalizations (in excess of $1 billion) and secondarily in investment grade fixed income securities. The Fund ordinarily will invest a predominant portion of its assets (75%-85%) in equity securities and the remainder in fixed income securities, cash and cash equivalents. In selecting equity securities, the Fund emphasizes companies with strong balance sheets, above average returns on equity and businesses that the Adviser believes it understands. In addition, the Fund may invest in companies where not all of these factors may be present, but where the Adviser believes the companies' shares are selling at a market price below their intrinsic value.



In selecting fixed income securities, the Fund emphasizes investment grade debt with incrementally higher yields compared to U.S. Treasury securities, such as corporate or U.S. government agency securities. The Fund seeks added return from these incrementally higher yields rather than from attempting to anticipate interest rate movements. The fixed income securities that the Fund owns ordinarily will not have a duration beyond eight years.



The Fund intends to buy and hold securities of companies for the long-term, and seeks to limit portfolio turnover. The Fund may sell a security, however, if the security achieves a designated price target or if there is a fundamental change in a company's outlook.



The Fund's investment approach, with its primary emphasis on equity securities and a secondary focus on fixed income securities, has as its objective total return, primarily through capital appreciation. The Fund's fixed income component should lessen returns in rising equity markets and cushion negative returns in falling equity markets.

PRINCIPAL RISKS OF INVESTING IN THE FMC SELECT FUND


Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund.



The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.



The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. In fact, since the Fund will always have a portion of its assets invested in fixed income securities it may not perform as well during periods of stock market appreciation as funds that invest only in stocks.


The Fund is also subject to the risk that its investment approach which blends medium and large capitalization equity securities with fixed income securities, may perform differently than other funds which target a specific equity market segment or that invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund from calendar year to calendar year.

                               1996                       20.18%
                               1997                       34.10%
                               1998                       13.03%
                               1999                        8.78%

                           BEST QUARTER               WORST QUARTER
                              18.29%                     -12.76%
                            (12/31/98)                  (9/30/98)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE S&P 500 INDEX, THE MERRILL LYNCH 1-10 YEAR CORPORATE & GOVERNMENT BOND INDEX AND AN 80/20 BLEND OF THE TWO.


                                                                     1 YEAR        SINCE INCEPTION
---------------------------------------------------------------------------------------------------
FMC SELECT FUND                                                       8.78%            20.28%*
S&P 500 INDEX                                                        21.04%            26.98%**
MERRILL LYNCH 1-10 YEAR CORPORATE & GOVERNMENT BOND INDEX             0.47%             5.84%**
80/20 BLEND OF THE ABOVE S&P AND MERRILL INDICES                     16.77%            22.63%*

*        Since 5/8/95
**       Since 5/31/95

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The Merrill Lynch 1 - 10 Year Corporate & Government Bond Index is a widely-recognized index of over 4,500 U.S. Treasury securities, government agency obligations and investment grade corporate debt securities with remaining maturities of 1 to 10 years.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                               None
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
Exchange Fee                                                                    None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                          0.80%
Distribution and Service (12b-1) Fees                             None
Other Expenses                                                    0.28%
---------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              1.08%

For more information about these fees, see "Investment Adviser."

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.



The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



            1 YEAR              3 YEARS              5 YEARS           10 YEARS
             $110                $343                 $595              $1,317

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.


The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate.

FIXED INCOME RISK - The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

CALL RISK - During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

CREDIT RISK - The possibility that an issuer will be unable to make timely payments of either principal or interest.

MORE INFORMATION ABOUT FUND INVESTMENTS


This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


First Manhattan Co. (FMC) serves as the Adviser to the Fund. FMC has provided investment advisory services to individuals, partnerships, trusts, pension and employee benefit plans and other institutions since its founding in 1964. As of December 31, 1999, FMC managed approximately $8 billion in assets. For its advisory services to the Fund, FMC is entitled to an annual investment advisory fee of 0.80% of the Fund's average daily net assets. FMC has voluntarily agreed to waive a portion of its fees and reimburse certain expenses of the Fund so that total operating expenses do not exceed 1.10% of the Fund's average daily net assets. For the fiscal period ended October 31, 1999, FMC received advisory fees as a percentage of average daily net assets (after waivers) of:



         FMC Select Fund                                       0.80%


FMC may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGERS


Bernard C. Groveman, CFA, is a general partner and portfolio manager at First Manhattan Co. He has co-managed the equity investments of the FMC Select Fund since the Fund commenced operations. He has more than 16 years of investment experience. Prior to joining the Adviser in 1985, Mr. Groveman worked at CS First Boston and Lehman Brothers Kuhn Loeb.



A. Byron Nimocks is a general partner and portfolio manager at First Manhattan Co. He has co-managed the equity investments of the FMC Select Fund since the Fund commenced operations. He has more than 16 years of investment experience. Prior to joining the Adviser in 1988, Mr. Nimocks worked at E.F. Hutton and Morgan Keegan.



William K. McElroy is a Managing Director and portfolio manager at First Manhattan Co. He has managed the fixed income investments of the FMC Select Fund since the Fund commenced operations. He has more than 31 years of investment experience. Prior to joining the Adviser in 1987, Mr. McElroy managed fixed income securities for Axe-Houghton Management.


PURCHASING AND SELLING FUND SHARES


This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.


The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You may purchase shares by:

-        Mail
-        Wire
-        Automated Clearing House (ACH), or
-        Telephone


To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-877-FMC-4099. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to "FMC Select Fund." The Fund cannot accept third-party checks, credit cards, credit card checks or cash.



You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.


The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order before 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $10,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $1,000.

The Fund may accept investments of smaller amounts at its discretion. In addition, these minimum purchase requirements may be reduced or waived by the Distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the Distributor.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $25 per month.

HOW TO SELL YOUR FUND SHARES


If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FMC-4099.



If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.


If you would like your sale proceeds sent to a third party or an address other than your own, please notify the Portfolio in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions the Fund may redeem your shares. However, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its income in the form of quarterly dividends and makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-877-FMC-4099.

FOR A SHARE OUTSTANDING THROUGHOUT THE
PERIOD ENDED OCTOBER 31,                                             FMC SELECT FUND
                                                 1999        1998         1997         1996       1995 (1)
NET ASSET VALUE BEGINNING OF PERIOD             $17.26      $16.82       $13.42       $10.97       $10.00
    Net Investment Income                        0.14        0.17         0.16         0.14         0.10
    Realized and Unrealized Gains on
    Securities                                   2.88        1.43         3.81         2.48         0.96
    Distributions from Net Investment Income    (0.11)      (0.17)       (0.16)       (0.14)       (0.09)
    Distributions from Capital Gains            (0.83)      (0.99)       (0.41)       (0.03)          -
    Net Asset Value End of Period               $19.34      $17.26       $16.82       $13.42       $10.97
TOTAL RETURN                                    18.18%       9.81%       30.51%       23.99%       10.60%+
Net Assets End of Period (000)                 $115,569     $99,961      $75,691     $47,909       $27,202
Ratio of Expenses to Average Net Assets         1.08%        1.09%        1.10%        1.10%       1.10%*
Ratio of Net Investment Income to Average       0.73%        1.01%        1.08%        1.10%       1.96%*
Net Assets
Ratio of Expenses to Average Net Assets
    (Excluding Waivers)                         1.08%        1.11%        1.17%        1.20%       1.57%*
Ratio of Net Investment Income to Average
Net Assets
    (Excluding Waivers)                         0.73%        0.99%        1.01%        1.00%       1.49%*
Portfolio Turnover Rate                         26.23%      29.72%       21.71%       24.39%        1.87%

*       Annualized
+       Total return is for the period indicated and has not been annualized.
(1)     The FMC Select Fund commenced operations on May 8, 1995.
Amounts designated as "-" are either $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND
                                 FMC SELECT FUND

INVESTMENT ADVISER

First Manhattan Co.
437 Madison Avenue
New York, New York 10022-7002

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated March 1, 2000, includes detailed information about The Advisors' Inner Circle Fund and the FMC Select Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  CALL 1-877-FMC-4099 (362-4099)

BY MAIL:  Write to us
FMC Select Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-6400.

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2000


                            FMC STRATEGIC VALUE FUND

                               INVESTMENT ADVISER:
                               FIRST MANHATTAN CO.



           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
           DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF
            THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTARRY IS A
                               CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The FMC Strategic Value Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the FMC Strategic Value Fund that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                                        PAGE
     INVESTMENT STRATEGY OF THE FMC
         STRATEGIC VALUE FUND...........................................................XXX
     PRINCIPAL RISKS OF INVESTING IN THE FMC
         STRATEGIC VALUE FUND...........................................................XXX
     PERFORMANCE INFORMATION............................................................XXX
     FUND FEES AND EXPENSES.............................................................XXX
     MORE INFORMATION ABOUT RISK........................................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS............................................XXX
     THE INVESTMENT ADVISER.............................................................XXX
     PORTFOLIO MANAGER..................................................................XXX
     PURCHASING AND SELLING FUND SHARES.................................................XXX
     DIVIDENDS AND DISTRIBUTIONS........................................................XXX
     TAXES..............................................................................XXX
     FINANCIAL HIGHLIGHTS...............................................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         FMC STRATEGIC VALUE FUND ......................................................Back Cover


FMC STRATEGIC VALUE FUND

FUND SUMMARY
INVESTMENT GOAL                                         Long-term capital appreciation

INVESTMENT FOCUS                                        Small to mid cap U.S. common stocks

SHARE PRICE VOLATILITY                                  High

PRINCIPAL INVESTMENT STRATEGY                           Investing in equity securities of U.S. companies
                                                        with small to medium market capitalizations that
                                                        the Adviser considers undervalued by the market

INVESTOR PROFILE                                        Investors who seek long-term capital appreciation,
                                                        and are willing to assume the risks of equity
                                                        investing

INVESTMENT STRATEGY OF THE FMC STRATEGIC VALUE FUND

The FMC Strategic Value Fund invests principally (at least 65% of its assets) in common stocks of U.S. companies with small to medium market capitalizations (between $500 million and $5 billion) that the Adviser believes are selling at a market price below their true value and offer the potential to increase in value. In selecting investments, the Fund emphasizes companies where the Adviser believes it has a substantial understanding of the industry and the business where the company operates. The Fund also seeks to invest in companies where the Adviser has identified a catalyst which could have a significant positive impact on the market price of the company's stock. The Fund intends to buy and hold securities of companies for the long-term, and seeks to limit portfolio turnover. The Fund may sell a security, however, if the security achieves a designated price target or there is a fundamental change in a company's outlook.


PRINCIPAL RISKS OF INVESTING IN THE FMC STRATEGIC VALUE FUND


Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger capitalization companies. In particular, these smaller capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively smaller management group than larger capitalization companies. As a result, small cap stocks may be more volatile than larger cap companies. These securities may be traded over the counter or listed on an exchange.

The Fund is also subject to the risk that small and medium capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.



This bar chart shows the Fund's performance for the past calendar year.



                                 1999                          5.43%

                                BEST QUARTER              WORST QUARTER
                                   14.89%                    -8.64%
                                  (6/30/99)                 (9/30/99)



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE FRANK RUSSELL 2000 VALUE INDEX.



                                                      1 YEAR       SINCE INCEPTION
------------------------------------------------- ---------------- -----------------
FMC STRATEGIC VALUE FUND                               5.43%            8.44%*
FRANK RUSSELL 2000 VALUE INDEX                        -1.49%            9.98%**


*       Since 08/17/98
**      Since 08/31/98


WHAT IS AN INDEX?


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2000 largest U.S. companies with lower growth rates and price-to-book ratios.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------------------------------- --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a
percentage of offering price)                                                                      None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None
Exchange Fee                                                                                       None



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

--------------------------------------------------------------------- ----------------------
Investment Advisory Fees                                                      1.00%
Distribution and Service (12b-1) Fees                                         None
Other Expenses                                                                2.10%
--------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                          3.10%

--------------------------------------------------------------------------------


* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived a portion of the fees and reimbursed certain expenses of the Fund in order to keep total operating expenses from exceeding 1.30% of the Fund's average daily net assets. The Adviser may discontinue all or part of these waivers and reimbursements at any time. With these fee waivers and reimbursements, the Fund's actual total operating expenses for the fiscal year ended October 31, 1999 were as follows:

         FMC Strategic Value Fund                            1.30%

For more information about these fees, see "Investment Adviser."

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.



The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



            1 YEAR                       3 YEARS                     5 YEARS                   10 YEARS
             $313                          $957                      $1,625                     $3,411

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.


The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate.

MORE INFORMATION ABOUT FUND INVESTMENTS


This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Fund and continually reviews, supervises and administers the Fund's investment program. The Board of Trustees of The Advisors' Inner Circle Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


First Manhattan Co. (FMC) serves as the Adviser to the Fund. FMC has provided investment advisory services to individuals, partnerships, trusts, pensions and employee benefit plans and other institutions since its founding in 1964. As of December 31, 1999, FMC had approximately $8 billion in assets under management. For its advisory services to the Fund, FMC is entitled to receive 1.00% of the Fund's average daily net assets. FMC has voluntarily agreed to waive a portion of its fees and reimburse certain expenses of the Fund so that total operating expenses do not exceed 1.30% of the Fund's average daily net assets. For the fiscal period ended October 31, 1999, FMC waived the entire amount of its advisory fees for the Fund and reimbursed Fund expenses to maintain the voluntary fee cap.



FMC may use its affiliates as brokers for Fund transactions.


PORTFOLIO MANAGER


Edward I. Lefferman, CFA has served as a Managing Director and portfolio manager with First Manhattan Co. since 1984. He has managed the Fund since it commenced operations. Mr. Lefferman has more than 31 years of investment experience. Prior to joining First Manhattan Co., Mr. Lefferman served as a senior research analyst at Lehman Brothers.

PURCHASING AND SELLING FUND SHARES


This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.


The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:
-    Mail
-    Wire
-    Automated Clearing House (ACH), or
-    Telephone


To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-877-FMC-4099. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to "FMC Strategic Value Fund." The Fund cannot accept third-party checks, credit cards, credit card checks or cash.



You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.


The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.


The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order before 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $10,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $1,000.

The Fund may accept investments of smaller amounts at its discretion. In addition, these minimum purchase requirements may be reduced or waived by the Distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the Distributor.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

HOW TO SELL YOUR FUND SHARES


If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FMC-4099.



If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semiannual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions, the Fund may redeem your shares. But, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its income in the form of quarterly dividends and makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-877-FMC-4099.


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31,

                            NET                  REALIZED
                            ASSET     NET        AND          DISTRIBUTIONS     DISTRIBUTION  NET
                            VALUE     INVESTMENT UNREALIZED   FROM NET          FROM CAPITAL  ASSET     TOTAL
                            BEGINNING INCOME     GAINS ON     INVESTMENT INCOME GAINS         VALUE     RETURN
                            OF PERIOD            SECURITIES                                   END
                                                                                              OF PERIOD
FMC STRATEGIC VALUE FUND
1999                        $10.40    0.07       (0.05)        (0.07)           (0.04)        $10.31     0.26%
1998(1)                      10.00    0.03        0.39         (0.02)           --             10.40     4.25%+


                                             RATIO OF
                                 RATIO OF    NET         RATIO OF             RATIO OF NET
                    NET          EXPENSES    INVESTMENT  EXPENSES             INVESTMENT          PORTFOLIO
                    ASSETS       TO          INCOME TO   TO AVERAGE           INCOME TO           TURNOVER
                    END OF       AVERAGE     AVERAGE     NET ASSETS           AVERAGE NET         RATE
                    PERIOD (000) NET ASSETS  NET ASSETS  (EXCLUDING WAIVERS)  ASSETS
                                                                              (EXCLUDING WAIVERS)
FMC STRATEGIC VALUE FUND
1999                $9,552        1.30%       0.59%       3.10%               (1.21)%             11.85%
1998(1)              5,691        1.30%*      1.45%*      5.07%*              (2.32)%*             6.86%


*     ANNUALIZED
+     TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) THE FMC STRATEGIC VALUE FUND COMMENCED OPERATIONS ON AUGUST 17, 1998. AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                         THE ADVISORS' INNER CIRCLE FUND
                            FMC STRATEGIC VALUE FUND

INVESTMENT ADVISER

First Manhattan Co.
437 Madison Avenue
New York, New York 10022-7002

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated March 1, 2000, includes detailed information about The Advisors' Inner Circle Fund and the FMC Strategic Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  CALL 1-877-FMC-4099 (362-4099)

BY MAIL: Write to us
FMC Strategic Value Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-6400.

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MARCH 1, 2000


                              HGK FIXED INCOME FUND

                               INVESTMENT ADVISER:
                           HGK ASSET MANAGEMENT, INC.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The HGK Fixed Income Fund (Fund) is a separate series of The Advisors' Inner Circle Fund, a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:



                                                                                       PAGE
     INVESTMENT STRATEGY OF THE HGK FIXED INCOME FUND...................................XXX
     PRINCIPAL RISKS OF INVESTING IN THE
         HGK FIXED INCOME FUND..........................................................XXX
     PERFORMANCE INFORMATION............................................................XXX
     FUND FEES AND EXPENSES.............................................................XXX
     MORE INFORMATION ABOUT RISK........................................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS............................................XXX
     INVESTMENT ADVISER ................................................................XXX
     PORTFOLIO MANAGERS.................................................................XXX
     PURCHASING AND SELLING FUND SHARES.................................................XXX
     DIVIDENDS AND DISTRIBUTIONS........................................................XXX
     TAXES..............................................................................XXX
     FINANCIAL HIGHLIGHTS...............................................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         HGK FIXED INCOME FUND .........................................................Back Cover


HGK FIXED INCOME FUND

Fund Summary
INVESTMENT GOAL                                          Total return through current income and capital
                                                         appreciation, consistent with the preservation of
                                                         capital

INVESTMENT FOCUS                                         U.S. dollar denominated fixed income securities

SHARE PRICE VOLATILITY                                   Low

PRINCIPAL INVESTMENT STRATEGY                            Investing in fixed income securities issued by the
                                                         U.S. Government and investment grade corporate
                                                         debt obligations

INVESTOR PROFILE                                         Investors who seek current income, low risk to
                                                         principal, and a total return commensurate with
                                                         fixed income investing


INVESTMENT STRATEGY OF THE HGK FIXED INCOME FUND

The Fund invests primarily in U.S. dollar denominated investment grade fixed income securities issued by U.S. corporations and the U.S. Government, including U.S. Treasury securities, agency obligations and mortgage-backed securities. In selecting investments for the Fund, the Adviser performs analysis and research on individual securities available for purchase. The Adviser seeks to add value by overweighting particular sectors and the Adviser determines how the Fund's investments will be rotated between the corporate and government sectors. The Adviser may purchase securities with any stated remaining maturity, but under normal circumstances, the Fund will have an average duration of approximately 5 years. The Adviser attempts to maintain the Fund's duration at a level which is within 10% of the duration of the Lehman Government/Corporate Bond Index. The Adviser does not make large interest rate bets or large changes to the Fund's duration. The Adviser believes that this policy will reduce the volatility of returns and limit the loss of principal.

The Adviser's sell discipline consists of three elements, any or all of which may bear upon the decision to sell a security. The first element is based on a particular security's characteristics within the context of the characteristics of the total portfolio. For example, a decision to adjust the sector allocation or duration of the Fund, whether a result or spread moves or general interest rate moves, would initiate a sale. The second element, which is closely related to the first, is a swap that will add relative value and improve performance characteristics of the Fund. Such a swap may involve intra-sector or inter-sector opportunities. The third element of the Adviser's sell discipline involves its continuous monitoring of corporate creditworthiness. Such analysis may lead to a sale if the Adviser anticipates that a particular issue may come under ratings pressure or if the issue is trading rich to its fair value based on its credit characteristics. If a security is downgraded below investment grade, then it will be sold at the first prudent opportunity. The Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains taxes.

PRINCIPAL RISKS OF INVESTING IN THE HGK FIXED INCOME FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its market segment, investment grade fixed income securities, may underperform other fixed income market segments or the fixed income markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund from year to year.*


                                1995                              17.88%
                                1996                               2.41%
                                1997                               9.36%
                                1998                               6.07%
                                1999                              -1.70%

                               BEST QUARTER                      WORST QUARTER
                                   6.31%                            -2.17%
                                 (6/30/95)                         (3/31/96)



*  The performance information shown above is based on a calendar year.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Lehman Brothers Government/Corporate Bond Index.


                                                                  1 YEAR         5 YEARS          SINCE
                                                                                                INCEPTION
-------------------------------------------------------------- -------------- --------------- ---------------
HGK FIXED INCOME FUND                                             -1.70%          6.60%           6.59%*
LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX                  -2.15%          7.60%           7.61%**


*       Since 11/3/94
**      Since 11/30/94

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Government/Corporate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the index are rated investment grade
(BBB) or higher, with maturities of at least 1 year.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------------------------------- --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a
percentage of offering price)                                                                      None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None
Exchange Fee                                                                                       None
---------------------------------------------------------------------------------------------- --------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

Investment Advisory Fees                                                     0.50%
Other Expenses                                                               1.21%
                                                                             -----
Total Annual Fund Operating Expenses                                         1.71%

--------------------------------------------------------------------------------

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived a portion of the fees and reimbursed certain expenses of the Fund in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

         HGK Fixed Income Fund                  1.00%

For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:




            1 YEAR                        3 YEARS                      5 YEARS                     10 YEARS
             $174                          $539                         $928                        $2,019

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

FIXED INCOME RISK - The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

         CALL RISK - During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

         CREDIT RISK - The possibility that an issuer will be unable to make timely payments of either principal or interest.

         EVENT RISK - Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund's multiple holdings.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the portfolio.



MORE INFORMATION ABOUT FUND INVESTMENTS


This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash and money instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income.


INVESTMENT ADVISER


The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.



HGK Asset Management, Inc. (HGK), serves as the Adviser to the Fund. HGK has provided equity, fixed income and balanced asset management services for the assets of institutional and individual investors since its inception in 1983. As of December 31, 1999, HGK had approximately $__ billion in assets under management. HGK is entitled to receive 0.50% of the Fund's average daily net assets for its investment advisory services, but may receive less due to waivers. HGK has voluntarily agreed to waive a portion of its fees and reimburse certain expenses of the Fund so that total operating expenses do not exceed 1.00% of the Fund's average daily net assets. For the fiscal period ended October 31, 1999, HGK waived the entire amount of its advisory fees for the Fund.


The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGERS


Gregory W. Lobo has served as Managing Director of HGK since 1990. He has helped manage the HGK Fixed Income Fund since its inception. He has more than 10 years of investment experience.


Anthony Santoliquido has served as a Portfolio Manager for HGK since 1993. He has helped manage the HGK Fixed Income Fund since its inception. He has more than 12 years of investment experience. Prior to joining HGK, Mr. Santoliquido was with Hilliard Farber and Co. Brokerage.


Patricia Bernabeo has served as a Portfolio Manager for HGK since 1992. She has helped manage the HGK Fixed Income Fund since its inception. She has more than 8 years of investment experience. Prior to joining HGK, Ms. Bernabeo attended New York University.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.


The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:
-    Mail
-    Telephone, or
-    Wire


To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-877-DIAL-HGK. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "HGK Fixed Income Fund." The Fund cannot accept third-party checks, credit cards, credit card checks or cash.


You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.


The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order before 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $1,000.

The Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $25 per month.

HOW TO SELL YOUR FUND SHARES


If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-DIAL-HGK.


If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $50,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTION OF YOUR SHARES

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. But, the Fund will always give you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends of substantially all of its net investment income (excluding capital gains) every day and distributes this income each month. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge, by calling 1-877-DIAL-HGK.

Financial Highlights
For a Share Outstanding Throughout Each Period
For The Periods Ended October 31,




                                         REALIZED
                                         AND
                 NET ASSET               UNREALIZED
                 VALUE       NET         GAINS OR    DISTRIBUTIONS
                 BEGINNING   INVESTMENT  (LOSSES) ON FROM NET          DISTRIBUTIONS
                 OF PERIOD   INCOME      SECURITIES  INVESTMENT INCOME FROM CAPITAL GAINS
HGK FIXED INCOME
1999             $10.51      0.54        (0.49)      (0.54)            (0.14)
1998             $10.53      0.60        0.02        (0.60)            (0.04)
1997             $10.29      0.60        0.24        (0.60)            --
1996             $10.88      0.61        (0.17)      (0.61)            (0.42)
1995(1)          $10.00      0.67        0.88        (0.67)            --


                                                                                            RATIO OF
                                                                                            NET
                                                                           RATIO OF         INVESTMENT
                                                               RATIO OF    EXPENSES         INCOME TO
                                                               NET         TO AVERAGE       AVERAGE
                                                    RATIO OF   INVESTMENT  NET ASSETS       NET ASSETS
                 NET ASSET             NET ASSETS   EXPENSES   INCOME TO   (EXCLUDING       (EXCLUDING      PORTFOLIO
                 VALUE END  TOTAL      END OF       TO AVERAGE AVERAGE     WAIVERS AND      WAIVERS AND     TURNOVER
                 OF PERIOD  RETURN     PERIOD (000) NET ASSETS NET ASSETS  REIMBURSEMENTS)  REIMBURSEMENTS) RATE
HGK FIXED INCOME
1999             $9.88      0.48%      $16,242      1.00%      5.33%       1.71%            4.62%           322.36%
1998             $10.51     6.00%      $14,945      1.00%      5.62%       1.70%            4.92%           173.93%
1997             $10.53     8.47%      $13,371      1.00%      5.85%       1.64%            5.21%           256.52%
1996             $10.29     4.29%      $12,515      1.00%      5.92%       1.51%            5.41%           264.02%
1995(1)          $10.88     16.07%*    $10,420      1.00%*     6.38%*      2.37%*           5.01%*          300.48%


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  * ANNUALIZED
(1) THE HGK FIXED INCOME FUND COMMENCED OPERATIONS ON NOVEMBER 3, 1994.

                                       HGK
                                FIXED INCOME FUND

INVESTMENT ADVISER

HGK Asset Management, Inc.
525 Washington Boulevard
Jersey City, New Jersey 07310

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated March 1, 2000, includes detailed information about The Advisors' Inner Circle Fund and the HGK Fixed Income Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  CALL 1-877-DIAL-HGK (877-342-5445)

BY MAIL: Write to us
HGK Fixed Income Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009

BY INTERNET: www.hgk.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-6400.

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MARCH 1, 2000


                              HGK EQUITY VALUE FUND


                               INVESTMENT ADVISER:
                           HGK ASSET MANAGEMENT, INC.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The HGK Equity Value Fund (Fund) is a separate series of The Advisors' Inner Circle Fund, a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                     PAGE
     INVESTMENT STRATEGY OF THE HGK EQUITY VALUE FUND................XXX
     PRINCIPAL RISKS OF INVESTING IN THE HGK EQUITY VALUE FUND.......XXX
     FUND FEES AND EXPENSES..........................................XXX
     MORE INFORMATION ABOUT RISK.....................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS.........................XXX
     INVESTMENT ADVISER..............................................XXX
     PORTFOLIO MANAGERS..............................................XXX
     THE ADVISER'S PAST PERFORMANCE..................................XXX
     PURCHASING AND SELLING FUND SHARES..............................XXX
     DISTRIBUTION OF FUND SHARES.....................................XXX
     DIVIDENDS AND DISTRIBUTIONS.....................................XXX
     TAXES...........................................................XXX
     FINANCIAL HIGHLIGHTS............................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT
     THE HGK EQUITY VALUE FUND.......................................Back Cover


HGK EQUITY VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                     Long-term capital appreciation

INVESTMENT FOCUS                    Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY              Medium

PRINCIPAL INVESTMENT STRATEGY       Investing in common stocks of large-sized
                                    companies which are undervalued relative to their
                                    ability to generate cash flows

INVESTOR PROFILE                    Investors who seek long-term capital appreciation
                                    and who are willing to bear the risks of investing
                                    in equity securities

INVESTMENT STRATEGY OF THE HGK EQUITY VALUE FUND

The Fund invests primarily (or at least 65% of its assets) in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion) that exhibit value characteristics. In choosing investments for the Fund, the Adviser identifies value through in-depth cash flow analysis, selecting those companies that exhibit improving cash flow return on investment and that currently trade at a price below the present value of their discounted cash flows. The Adviser's process seeks to eliminate the accounting distortions inherent in financial statements and allow comparisons between companies based on their ability to generate cash flow for a given level of invested capital. The Adviser also incorporates traditional "value criteria," such as price/earnings ratios, to reinforce and enhance the investment selection process.

The Adviser employs a sell discipline for individual stocks based on a discounted cash flow model. Using consensus earnings estimates and historical asset growth rates, a model of future cash flows is constructed with a duration based on a company's average asset life and a residual value comprised of cash, land, accounts receivable, and inventories. A company-specific discount rate is then applied to the cash flows and residual value, resulting in a present value for the stock. When a stock's present value reaches its market price, it becomes a candidate for sale.

The Adviser seeks to keep the Fund well-diversified and exposed to all major market sectors (such as technology, consumer staples, etc.) in the Standard & Poor's Composite 500 Index (S&P 500) and will overweight sectors which it believes are undervalued. The Adviser will attempt to avoid overweighting the Fund's position in any specific sector beyond 150% of the weighting that sector has in the S&P 500. Conversely, for sectors that it believes are overvalued, the Adviser will attempt to avoid underweighting the Fund's position in any specific sector below 50% of the weighting that sector has in the S&P 500.

     PRINCIPAL RISKS OF INVESTING IN THE HGK EQUITY VALUE FUND


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The Fund commenced operations on June 9, 1999, and therefore does not have a performance history for a full calendar year.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*        5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a
percentage of offering price)                                                                None
Redemption Fee (as a percentage of amount redeemed, if applicable)                           None
Exchange Fee                                                                                 None
-------------------------------------------------------------------------------------------------

* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*


-----------------------------------------------------------------------------------
Investment Advisory Fees                                                      0.90%
Distribution and Service (12b-1) Fees                                         0.25%
Other Expenses                                                                4.61%
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                          5.76%
Fee Waivers and Expense Reimbursements                                        4.26%
-----------------------------------------------------------------------------------
Net Expenses                                                                  1.50%

-----------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50% for a period of one year from the date of this prospectus. Other Expenses are estimated. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


     1 YEAR            3 YEARS          5 YEARS           10 YEARS
       $694             $1,812           $2,914             $5,594

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, we cannot guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's respective investment program. The Board of Trustees of The Advisors' Inner Circle Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

HGK Asset Management, Inc. (HGK), serves as the Adviser to the Fund. HGK has provided equity, fixed income and balanced asset management services for the assets of institutional and individual investors since its inception in 1983. As of December 31, 1999, HGK had approximately $2.6 billion in assets under management. For its advisory services to the Fund, HGK is entitled to receive 0.90% of the average daily net assets of the Fund. HGK has contractually agreed, for a period of one year from the date of this prospectus, to waive a portion of its fees and reimburse certain expenses for the Fund so that total operating expenses do not exceed 1.50% of the Fund's average daily net assets. For the fiscal period ended October 31, 1999, HGK waived the entire amount of its advisory fee.

PORTFOLIO MANAGERS


Michael Pendergast, CFA serves as a Senior Equity Portfolio Manager for HGK and co-manages the HGK Equity Value Fund. He has more than 16 years of investment experience. Prior to joining HGK in 1983, Mr. Pendergast served as an equity portfolio manager at L.F. Rothchild, Unterberg, Towbin.

Paul B. Carlson, CFA serves as a Portfolio Manager for HGK and co-manages the HGK Equity Value Fund. He has more than 11 years of investment experience. Prior to joining HGK in 1991, Mr. Carlson served as a trading assistant at Dillon, Read.

THE ADVISER'S PAST PERFORMANCE

The following table represents the average annual return for all of the accounts managed by HGK with investment goals and strategies that are substantially similar to those of the Fund and a comparison to the Fund's performance benchmark. These similarly managed accounts are referred to as "composites." The composites were managed by the same portfolio managers that currently manage the investments of the Fund. The composite performance has been adjusted based on the applicable sales charges and the estimated total operating expenses of the Fund, based on the Adviser's contractual agreement to waive its fees and reimburse fund expenses to limit the Fund's expenses to 1.50% of average daily net assets. This adjustment reduces the actual performance of the composites. The comparison of the composites to the benchmarks is meant to provide you with a general sense of how the composites performed compared to an appropriate broad-based equity market index. In addition, the composites were not registered mutual funds so they were not subject to the same investment and tax restrictions as the Fund. If they had been, the composites' performance might have been lower. The past performance of the composites is no guarantee of the future performance of the Fund.


-----------------------------------------------------------------------------------------------------------------------
                                                                          AVERAGE ANNUAL TOTAL RETURN FOR THE
                                                                                 PERIODS ENDED 12/31/99
-----------------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE INCEPTION
COMPOSITES/BENCHMARKS                                                      1 YEAR        5 YEARS          (10/1/90)
-----------------------------------------------------------------------------------------------------------------------
HGK Equity Value Composite (reflects sales load and fees)                  (3.87)%       18.30%           14.83%
-----------------------------------------------------------------------------------------------------------------------
HGK Equity Value Composite (without sales load and fees)                    3.27%        21.50%           17.41%
-----------------------------------------------------------------------------------------------------------------------
Wilshire Targeted Large Cap Value Index                                    (7.11)%       18.33%           15.99%
-----------------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.


The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:
- Mail
- Telephone
- Wire, or
- Automated Clearing House (ACH).


To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-877-DIAL-HGK. Unless you arrange to pay by wire or through or ACH, write your check, payable in U.S. dollars, to "HGK Equity Value Fund." The Fund cannot accept third-party checks, credit cards, credit card checks or cash.


You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.
You will also generally have to address your correspondence or questions regarding the Fund to your institution.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order plus, the applicable front-end sales charge.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order before 4:00 p.m., Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000 in the Fund. There is no minimum for subsequent investments in the Fund. The Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Fund shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                          YOUR SALES CHARGE AS A         YOUR SALES CHARGE AS A
IF YOUR INVESTMENT IS:                    PERCENTAGE OF OFFERING         PERCENTAGE OF YOUR NET
                                                   PRICE                       INVESTMENT
-----------------------------------------------------------------------------------------------
LESS THAN $50,000                                  5.50%                         5.82%
$50,000 BUT LESS THAN $100,000                     4.75%                         4.99%
$100,000 BUT LESS THAN $250,000                    3.75%                         3.90%
$250,000 BUT LESS THAN $500,000                    2.75%                         2.83%
$500,000 BUT LESS THAN $1,000,000                  2.00%                         2.04%
$1,000,000 AND OVER                                0.00%                         0.00%

WAIVER OF FRONT-END SALES CHARGE

The front-end sales charge will be waived on shares purchased:
-   through reinvestment of dividends and distributions;
- by employees, and members of their immediate family, of HGK and its affiliates and vendors;
-   by employees and retirees of the Administrator or Distributor;
-   by Trustees and officers of The Advisors' Inner Circle Fund;
- by all Taft-Hartley labor unions and their members and sold through HGK (purchases made through brokers and dealers that are not affiliated with HGK may be subject to a sales charge);
-   by existing shareholders of the HGK Fixed Income Fund as of May 24, 1999; or
-   by existing clients of HGK.

REDUCED SALES CHARGES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase the shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of shares sold subject to a sales charge. As a result, shares of the Fund purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to the shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Fund.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-DIAL-HGK.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.


If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $50,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. The Fund may waive the $50,000 minimum account size for the systematic withdrawal plan at its discretion.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. But, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise is possible by the SEC. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are 0.25%.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its income monthly and makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the HGK Equity Value Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-877-DIAL-HGK.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31,

                 NET ASSET              REALIZED
                 VALUE                  AND UNREALIZED DISTRIBUTIONS                NET ASSET         NET ASSETS
                 BEGINNING  NET         GAINS OR       FROM NET       DISTRIBUTIONS VALUE END         END OF
                 OF         INVESTMENT  (LOSSES) ON    INVESTMENT     FROM          OF         TOTAL  PERIOD
                 PERIOD     INCOME      SECURITIES     INCOME         CAPITAL GAINS PERIOD     RETURN (000)
-----------------------------------------------------------------------------------------------------------------
HGK EQUITY VALUE
1999(1)          $10.00      0.02        (0.68)         (0.02)           --          $9.32    (6.46)%  $6,420


AMOUNTS DESIGNATED AS -- ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) THE HGK EQUITY VALUE FUND COMMENCED OPERATIONS ON JUNE 9, 1999.


                                                             RATIO OF NET
                            RATIO OF NET RATIO OF EXPENSES   INVESTMENT INCOME
                 RATIO OF   INVESTMENT   TO AVERAGE NET      (LOSS) TO AVERAGE
                 EXPENSES   INCOME TO    ASSETS              NET ASSETS           PORTFOLIO
                 TO AVERAGE AVERAGE      (EXCLUDING WAIVERS  (EXCLUDING WAIVEERS  TURNOVER
                 NET ASSETS NET ASSETS   AND REIMBURSEMENTS) AND REIMBURSEMENTS    RATE
                 --------------------------------------------------------------------------
HGK EQUITY VALUE
1999(1             1.50%      0.52%           5.76%             (3.74)%           5.01%


                         THE ADVISORS' INNER CIRCLE FUND
                              HGK EQUITY VALUE FUND

INVESTMENT ADVISER

HGK Asset Management, Inc.
525 Washington Boulevard
Jersey City, New Jersey 07310

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated March 1, 2000, includes detailed information about The Advisors' Inner Circle Fund and the HGK Equity Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  CALL 1-877-DIAL-HGK (877-342-5445)

BY MAIL:  Write to us
HGK Equity Value Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009

BY E-MAIL:  pkosara@warwick.net

BY INTERNET:  www.hgk.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-6400.

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS



                                  MARCH 1, 2000


                             HGK MID CAP VALUE FUND

                               INVESTMENT ADVISER:
                           HGK ASSET MANAGEMENT, INC.



  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS



The HGK Mid Cap Value Fund (Fund) is a separate series of The Advisors' Inner Circle Fund, a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.



THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:



     INVESTMENT STRATEGY OF THE HGK MID CAP VALUE FUND................XXX
     PRINCIPAL RISKS OF INVESTING IN THE HGK MID CAP VALUE FUND.......XXX
     FUND FEES AND EXPENSES...........................................XXX
     MORE INFORMATION ABOUT RISK......................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS..........................XXX
     INVESTMENT ADVISER...............................................XXX
     PORTFOLIO MANAGER................................................XXX
     THE ADVISER'S PAST PERFORMANCE...................................XXX
     PURCHASING, SELLING AND EXCHANGING FUND SHARES...................XXX
     DIVIDENDS AND DISTRIBUTIONS......................................XXX
     TAXES............................................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT
     THE HGK MID CAP VALUE FUND.......................................Back Cover

HGK MID CAP VALUE FUND



FUND SUMMARY



INVESTMENT GOAL                       Long-term capital appreciation



INVESTMENT FOCUS                      Medium capitalization U.S. common stocks



SHARE PRICE VOLATILITY                High



PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of medium-sized
                                      U.S. companies which are undervalued
                                      relative to their ability to generate cash flows



INVESTOR PROFILE                      Investors who seek long-term capital
                                      appreciation and who are willing to bear the risks of investing in equity securities of medium-sized companies





INVESTMENT STRATEGY OF THE HGK MID CAP VALUE FUND



The Fund invests primarily in common stocks of established U.S. companies with medium market capitalizations (between $1 billion and $5 billion) that exhibit value characteristics. In choosing investments for the Fund, the Adviser identifies value through in-depth cash flow analysis, selecting those companies that exhibit improving cash flow return on investment and that trade at a price below the present value of their discounted cash flows. The Adviser's process seeks to eliminate the accounting distortions inherent in financial statements and allow comparisons between companies based on their ability to generate cash flow for a given level of invested capital. The Adviser also incorporates traditional "value criteria," such as price/earnings ratios, to reinforce and enhance the investment selection process.



The Adviser seeks to keep the Fund well-diversified and exposed to all major market sectors (such as technology, consumer staples, etc.) represented in the broad market and will overweight sectors which it believes are undervalued. The Adviser will attempt to avoid significant overweighting or underweighting of the Fund's position in any specific sector.



The Adviser employs a sell discipline for individual stocks based on a discounted cash flow model. Using consensus earnings estimates and historical asset growth rates, a model of future cash flows is constructed with a duration based on a company's average asset life and a residual value comprised of cash, land, accounts receivable, and inventories. A company-specific discount rate is then applied to the cash flows and residual value, resulting in a present value for the stock. When a stock's present value reaches its market price, it becomes a candidate for sale.



PRINCIPAL RISKS OF INVESTING IN THE HGK MID CAP VALUE FUND



The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.



The Fund is also subject to the risk that medium capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.



PERFORMANCE INFORMATION



The Fund has not commenced operations and therefore did not have performance information at the time this prospectus was printed.



FUND FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*              5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a
percentage of offering price)                                                                      None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None
Exchange Fee                                                                                       None
-------------------------------------------------------------------------------------------------------------


* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*



--------------------------------------------------------------------- ----------------------
Investment Advisory Fees                                                      0.90%
Distribution and Service (12b-1) Fees                                         0.25%
Other Expenses                                                                1.03%
--------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                          2.18%
Fee Waivers and Expense Reimbursements                                        0.68%
--------------------------------------------------------------------- ----------------------
Net Expenses                                                                  1.50%


--------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50% for a period of one year from the date of this prospectus. Other Expenses are estimated. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:




            1 YEAR                        3 YEARS                      5 YEARS                     10 YEARS
            ------                        -------                      -------                     --------
             $694                         $1,133                       $1,596                       $2,875

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK

The Fund principally invests (at least 65% of its assets) in the types of equity securities described in its respective investment strategy. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. An investment in the Fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, we cannot guarantee that the Fund will achieve its investment goal.


INVESTMENT ADVISER


The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of The Advisors' Inner Circle Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


HGK Asset Management, Inc. (HGK), serves as the Adviser to the Fund. HGK has provided equity, fixed income and balanced asset management services for the assets of institutional and individual investors since its inception in 1983. As of December 31, 1999, HGK had approximately $2.6 billion in assets under management. For its advisory services to the Fund, HGK is entitled to receive 0.90% of the average daily net assets of the Fund. HGK has contractually agreed, for a period of one year from the date of this prospectus, to waive a portion of its fees and reimburse certain expenses for the Fund so that total operating expenses do not exceed 1.50% of the Fund's average daily net assets.



PORTFOLIO MANAGER



Arthur E. Coia, II serves as a managing director of HGK and manages the HGK Mid Cap Value Fund. He has more than 8 years of investment experience. Prior to joining HGK in 1998, Mr. Coia managed equity accounts for a Manhattan investment firm.


THOMAS M. NAPPI
Thomas M. Nappi serves as a Portfolio Manager for HGK and co-manages the HGK Mid Cap Value Fund. He has more than 3 years of investment experience.
Prior to joining HGK, Mr. Nappi was employed at BCS Brokerage, Inc., where he was a Vice President and equity investments specialist. Prior to his tenure at BCS Brokerage, Mr. Nappi was an assistant equity trader with Herzoq, Heine and Geduld, Inc.

THE ADVISER'S PAST PERFORMANCE


The following table represents the average annual return for all of the accounts managed by HGK with investment goals and strategies that are substantially similar to those of the Fund and a comparison to the Fund's performance benchmark. These similarly managed accounts are referred to as "composites." The composites were managed by the same portfolio managers that currently manage the investments of the Fund. The composite performance has been adjusted based on the applicable sales charges and the estimated total operating expenses of the Fund, based on the Adviser's contractual agreement to waive its fees and reimburse fund expenses to limit the Fund's expenses to 1.50% of average daily net assets. This adjustment reduces the actual performance of the composites. The comparison of the composites to the benchmarks is meant to provide you with a general sense of how the composites performed compared to an appropriate broad-based equity market index. In addition, the composites were not registered mutual funds so they were not subject to the same investment and tax restrictions as the Fund. If they had been, the composites' performance might have been lower. The past performance of the composites is no guarantee of the future performance of the Fund.



------------------------------------------------------------------------ ----------------------------------------------
                                                                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS
                                                                                        ENDED 12/31/99
------------------------------------------------------------------------ ------------ -------------- ------------------
                                                                                                      SINCE INCEPTION
                                                                                         1 YEAR          (7/1/98)
------------------------------------------------------------------------ ------------ -------------- ------------------
HGK Mid Cap Value Composite (reflects sales load and fees)                               (19.50)%         (13.48)%
------------------------------------------------------------------------ ------------ -------------- ------------------
HGK Mid Cap Value Composite (without sales load and fees)                                (13.52)%          (8.78)%
------------------------------------------------------------------------ ------------ -------------- ------------------
Wilshire Targeted Mid Cap 750 Index                                                       26.73%           14.15%
------------------------------------------------------------------------ ------------ -------------- ------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.




The Fund is for individual and institutional investors.


HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:
- Mail
- Telephone
- Wire, or
- Automated Clearing House (ACH).


To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-877-DIAL-HGK. Unless you arrange to pay by wire or through or ACH, write your check, payable in U.S. dollars, to "HGK Mid Cap Value Fund." The Fund cannot accept third-party checks, credit cards, credit card checks or cash.




You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.



The Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.



The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order plus, the applicable front-end sales charge.



The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order before 4:00 Eastern time.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.



MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000 in the Fund. There is no minimum for subsequent investments in the Fund. The Fund may accept investments of smaller amounts at its discretion.


SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.


SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Fund shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.


The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                          YOUR SALES CHARGE AS A         YOUR SALES CHARGE AS A
IF YOUR INVESTMENT IS:                    PERCENTAGE OF OFFERING         PERCENTAGE OF YOUR NET
                                                   PRICE                       INVESTMENT
----------------------------------------------------------------------------------------------------
LESS THAN $50,000                                  5.50%                         5.82%
$50,000 BUT LESS THAN $100,000                     4.75%                         4.99%
$100,000 BUT LESS THAN $250,000                    3.75%                         3.90%
$250,000 BUT LESS THAN $500,000                    2.75%                         2.83%
$500,000 BUT LESS THAN $1,000,000                  2.00%                         2.04%
$1,000,000 AND OVER                                0.00%                         0.00%

WAIVER OF FRONT-END SALES CHARGE

The front-end sales charge will be waived on shares purchased:
-    through reinvestment of dividends and distributions;
- by employees, and members of their immediate family, of HGK and its affiliates and vendors;
-    by employees and retirees of the Administrator or Distributor;
-    by Trustees and officers of The Advisors' Inner Circle Fund;
- by all Taft-Hartley labor unions and their members and sold through HGK (purchases made through brokers and dealers that are not affiliated with HGK may be subject to a sales charge);
-    by existing shareholders of the HGK Fixed Income Fund as of May 24, 1999;
     or
-    by existing clients of HGK.

REDUCED SALES CHARGES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase the shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of shares sold subject to a sales charge. As a result, shares of the Fund purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to the shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Fund.




HOW TO SELL YOUR FUND SHARES


If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-DIAL-HGK.


If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN


If you have at least $50,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. The Fund may waive the $50,000 minimum account size for the systematic withdrawal plan at its discretion.


RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES


If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. But, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares of the HGK Mid Cap Value Fund for shares of the HGK Equity Value Fund (and vice versa) on any Business Day by contacting us directly by mail or telephone.


You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES


The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



Distribution fees, as a percentage of average daily net assets are 0.25%.

DIVIDENDS AND DISTRIBUTIONS


The Fund distributes its income monthly and makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.


You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.



The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                             HGK MID CAP VALUE FUND


INVESTMENT ADVISER

HGK Asset Management, Inc.
525 Washington Boulevard
Jersey City, New Jersey 07310

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL


Morgan, Lewis & Bockius LLP


More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated March 1, 2000, includes detailed information about The Advisors' Inner Circle Fund and the HGK Mid Cap Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:



BY TELEPHONE:  CALL 1-877-DIAL-HGK (877-342-5445)



BY MAIL:  Write to us
HGK Mid Cap Value Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009


BY E-MAIL:  pkosara@warwick.net

BY INTERNET:  www.hgk.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-6400.

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2000

                              LSV VALUE EQUITY FUND

                               INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT


                   THE SECURITIES AND EXCHANGE COMMISSION HAS
                        NOT APPROVED OR DISAPPROVED THESE
                     SECURITIES OR PASSED UPON THE ACCURACY
                               OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The LSV Value Equity Fund (Fund) is a separate series of The Advisors' Inner Circle Fund, a mutual fund family that offers separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the LSV Value Equity Fund that you should know before investing. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:



                                                                                        PAGE
     INVESTMENT STRATEGIES AND PRINCIPAL RISKS..........................................XXX
     PERFORMANCE INFORMATION AND EXPENSES...............................................XXX
     MORE INFORMATION ABOUT RISK........................................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS............................................XXX
     THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS......................................XXX
     PURCHASING AND SELLING FUND SHARES.................................................XXX
     DIVIDENDS AND DISTRIBUTIONS........................................................XXX
     TAXES..............................................................................XXX
     FINANCIAL HIGHLIGHTS...............................................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
     LSV VALUE EQUITY FUND..............................................................Back Cover

LSV VALUE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL            Long-term growth of capital

INVESTMENT FOCUS           Medium to large capitalization U.S. common stocks

SHARE PRICE VOLATILITY     High

PRINCIPAL INVESTMENT       Investing in undervalued stocks which are
STRATEGY                   out-of-favor in the market

INVESTOR PROFILE           Investors who seek long-term growth of capital and
                           income and are willing to bear the risk of investing in equity securities

INVESTMENT STRATEGY OF THE LSV VALUE EQUITY FUND


The Fund invests primarily in common stocks of large and medium U.S. companies (i.e., those with market capitalizations of $1 billion or more) which, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase and have potential for near-term appreciation. The Fund may also invest to a lesser extent in common stocks of such undervalued companies with small market capitalizations (between $500 million and $1 billion). The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations. The Fund expects to remain as fully invested in the above securities as practicable, but in any case, at least 65% of its assets will be invested in these securities.


The Adviser's investment strategy uses a strictly quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects the stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased. This investment strategy seeks to control overall portfolio risk while seeking to maximize the expected return. The Fund is expected to experience a low level of portfolio turnover.

PRINCIPAL RISKS OF INVESTING IN THE LSV VALUE EQUITY FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


The Fund is also subject to the risk that mid to large cap equity value securities may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE INFORMATION


The Fund commenced operations on March 31, 1999, and therefore does not have a performance history for a full calendar year.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

----------------------------------------------------------------
Investment Advisory Fees                           0.55%
Other Expenses                                     1.42%
                                                   -----
Total Annual Fund Operating Expenses              1.97%*
----------------------------------------------------------------


     * The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:




         LSV Value Equity Fund                   0.90%

For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



            1 YEAR                        3 YEARS                      5 YEARS                     10 YEARS
             $200                          $618                        $1,062                       $2,296

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


MORE INFORMATION ABOUT FUND INVESTMENTS


This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. But, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, we cannot guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Advisor's Inner Circle Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


LSV Asset Management (LSV) serves as the Adviser to the Fund. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 1999, LSV had approximately $6 billion in assets under management. For its services, the Adviser is entitled to an annual investment advisory fee of 0.55% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive a portion of its fees and reimburse certain expenses of the Fund so that total operating expenses do not exceed 0.90% of the Fund's average daily net assets. The Adviser may discontinue all or part of this waiver at any time. For the fiscal year ended October 31, 1999, the Adviser waived its entire fee.

PORTFOLIO MANAGERS

Josef Lakonishok has served as a CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 21 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.


Robert Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 14 years of investment and research experience. In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago.


Menno Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 9 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments.

THE ADVISER'S PAST PERFORMANCE

The following table represents the average annual total return and the one year total returns for all of the accounts managed by LSV with investment goals and strategies that are substantially similar to those of the LSV Value Equity Fund, and a comparison to the Fund's performance benchmark. These similarly managed accounts are referred to as a "composite." The composite was managed by the same portfolio managers that currently manage the investments of the Fund. The composite performance has been adjusted using the estimated total operating expenses of the Fund, based on the Adviser's voluntary agreement to waive its fees and reimburse Fund expenses to limit the Fund's expenses to 0.90% of average daily net assets. The comparison of the composite to the benchmark is meant to provide you with a general sense of how the composite performed compared to an appropriate broad-based equity market index. The past performance of the composite is no guarantee of the future performance of the Fund.



                                 AVERAGE ANNUAL TOTAL RETURN FOR THE       ONE YEAR TOTAL RETURN FOR THE
                                               PERIODS                                PERIODS
                                       ENDED DECEMBER 31, 1999                  ENDED DECEMBER 31,
COMPOSITE/BENCHMARK            1 YEAR  3 YEAR   5 YEAR  SINCE           1998    1997   1996    1995     1994
                                                        INCEPTION *
--------------------------------------------------------------------------------------------------------------
LSV Large Cap Value
Composite (gross of fees)      4.4%    16.8%    23.5%   19.7%           9.8%    39.1%  27.2%   41.5%    2.6%
LSV Large Cap Value
Composite (net of fees)**      3.4%    15.8%    22.4%   18.7%           8.8%    37.9%  26.1%   40.2%    1.7%
Russell 1000 Value Index       7.3%    18.8%    23.1%   18.6%           15.6%   35.2%  21.6%   38.3%    (2.0)%
----------------------------------------------------------------------------------------------------------------


 *  Inception date 12/1/93.
**  Gross returns adjusted for estimated annual fees of .90%.

WHAT IS AN INDEX?


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with lower forecasted growth rates and price-to-book ratios.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from us, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "LSV Value Equity Fund." The Fund cannot accept third-party checks, credit cards, credit card checks or cash.

Shares of the Fund may also be purchased "in-kind," subject to the Adviser's determination that the securities are acceptable investments for the Fund. In an in-kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in-kind purchase will be valued at market value. More information about in-kind purchases is discussed in our Statement of Additional Information.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


GENERAL INFORMATION

You may purchase shares by mail or wire on any day that the New York Stock Exchange is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

The Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order before 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $500,000 in the Fund. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.


If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Fund may also redeem in kind to discourage short-term trading of shares.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500,000 because of redemptions you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its income annually and the Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME taxes. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES IS A TAXABLE EVENT.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-FUND-LSV.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31,


                                                                                                            RATIO OF NET
                                                                                            RATIO OF        INVESTMENT
                                                                                RATIO OF   EXPENSES        (LOSS) TO
                              REALIZED                                          NET        TO AVERAGE      AVERAGE
         NET ASSET            AND                         NET ASSETS RATIO OF   INVESTMENT NET ASSETS      NET ASSETS
         VALUE     NET        UNREALIZED NET ASSET        END OF     EXPENSES   INCOME TO  (EXCLUDING      (EXCLUDING      PORTFOLIO
         BEGINNING INVESTMENT GAINS ON   VALUE END TOTAL  PERIOD     TO AVERAGE AVERAGE    WAIVERS AND     WAIVERS AND     TURNOVER
         0F PERIOD INCOME     SECURITIES OF PERIOD RETURN (000)      NET ASSETS NET ASSETS REIMBURSEMENTS) REIMBURSEMENTS) RATE
----------------------------------------------------------------------------------------------------------------------------------
LSV
VALUE
EQUITY
1999 (1)    $10.00     0.05       0.28     $10.33     3.30%   $13,365      0.90%   0.95%    1.97%    (0.12)%      10.70%


(1) The LSV Value Equity Fund commenced operations on March 31, 1999.

                         THE ADVISORS' INNER CIRCLE FUND
                              LSV VALUE EQUITY FUND

INVESTMENT ADVISER

LSV Asset Management
200 W. Madison Street, 27th Floor
Chicago, Illinois 60606

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL


Morgan, Lewis & Bockius LLP


More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI dated March 1, 2000, includes detailed information about the LSV Value Equity Fund and Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS:


These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:


BY TELEPHONE:  CALL 1-888-FUND-LSV


BY MAIL:  Write to us
LSV Value Equity Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-6400.

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2000

                       MDL BROAD MARKET FIXED INCOME FUND
                        MDL LARGE CAP GROWTH EQUITY FUND

                               INVESTMENT ADVISER:
                          MDL CAPITAL MANAGEMENT, INC.

                     THE SECURITIES AND EXCHANGE COMMISSION
                      HAS NOT APPROVED OR DISAPPROVED THESE
                          SECURITIES OR PASSED UPON THE
                          ACCURACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The MDL Funds are a mutual fund family that offers shares of separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the MDL Broad Market Fixed Income Fund and the MDL Large Cap Growth Equity Fund that you should know before investing. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:



                                                                                        PAGE
     MDL BROAD MARKET FIXED INCOME FUND.................................................XXX
     PERFORMANCE INFORMATION............................................................XXX
     FUND FEES AND EXPENSES.............................................................XXX
     MDL LARGE CAP GROWTH EQUITY FUND...................................................XXX
     PERFORMANCE INFORMATION............................................................XXX
     FUND FEES AND EXPENSES.............................................................XXX
     MORE INFORMATION ABOUT RISK........................................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS............................................XXX
     THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS......................................XXX
     PURCHASING AND SELLING FUND SHARES.................................................XXX
     DIVIDENDS AND DISTRIBUTIONS........................................................XXX
     TAXES..............................................................................XXX
     FINANCIAL HIGHLIGHTS...............................................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         MDL FUNDS......................................................................XXX

RISK/RETURN INFORMATION COMMON TO THE FUNDS


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help each Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.


The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

MDL BROAD MARKET FIXED INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                            Total return consistent with
                                           preservation of capital

INVESTMENT FOCUS                           Fixed income securities

SHARE PRICE VOLATILITY                     Medium

PRINCIPAL INVESTMENT STRATEGY              Investing in fixed income securities
                                           of the U.S. government and its
                                           agencies and U.S. corporations

INVESTOR PROFILE                           Investors who seek current income and
                                           are willing to have values fluctuate
                                           based on interest rate changes


INVESTMENT STRATEGY OF THE MDL BROAD MARKET FIXED INCOME FUND

The Fund invests primarily (at least 80% of its assets) in a broad portfolio of fixed income securities. These securities include U.S. Treasury bills, notes and bonds and other fixed income securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, including mortgage-backed securities. The Fund also invests in U.S. corporate fixed income securities rated in one of the three highest ratings categories. The Adviser will increase the Fund's average weighted maturity when it expects interest rates to decline and lower the average weighted maturity when interest rates are expected to rise. The duration of the Fund's investments will generally range from 4 to 7 years. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the Fund's investments will be weighted among the U.S. Treasury, government agency and corporate sectors. The Adviser conducts credit analysis of the corporate issues it buys and diversifies the Fund's investments in corporate debt among the major industry sectors. The Adviser continually monitors the sector weighting of the Fund and may sell a security when there is a fundamental change in a company's or sector's outlook or better opportunities become available. If a security's credit rating is downgraded, the Adviser will immediately review that security and take appropriate action, including the possible sale of that security.

PRINCIPAL RISKS OF INVESTING IN THE MDL BROAD MARKET FIXED INCOME FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its investment approach, which focuses on a broad range of fixed income instruments, may perform differently than other mutual funds which target specific segments of the fixed income market or invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.*


                        1998                   8.36%
                        1999                  -2.97%
                     BEST QUARTER          WORST QUARTER
                        6.48%                 -2.51%
                     (09/30/98)             (03/31/99)

*    The performance information shown above is based on a calendar year.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Lehman Brothers Aggregate Bond Index.


                                                     1 YEAR        SINCE INCEPTION
--------------------------------------------------------------------------------------
MDL BROAD MARKET FIXED INCOME FUND                   -2.97%            2.59%*
LEHMAN BROTHERS AGGREGATE BOND INDEX                 -0.83%            4.22%*


*    Since 10/31/97

WHAT IS AN INDEX?


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Aggregate Bond Index is a widely recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least
1 year.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
(as a percentage of offering price)                                                                None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None
Exchange Fee                                                                                       None
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

Investment Advisory Fees                                                      0.45%
Other Expenses                                                                1.05%
                                                                              -----
Total Annual Fund Operating Expenses                                          1.50%

------------------------------------------------------------------------------------------------------------


* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived a portion of the fees and reimbursed certain expenses of the Fund in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser may discontinue all or part of these fee waivers and reimbursements at any time. With these fee waivers and reimbursements, the Fund's actual total operating expenses are expected to be as follows:



     MDL Broad Market Fixed Income Fund                       0.90%


For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


     1 YEAR                        3 YEARS                      5 YEARS                     10 YEARS
      $153                          $474                         $818                        $1,791

MDL LARGE CAP GROWTH EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                                Long-term growth of capital, with a secondary
                                               objective of income

INVESTMENT FOCUS                               U.S. common stocks

SHARE PRICE VOLATILITY                         Medium

PRINCIPAL INVESTMENT STRATEGY                  Investing in common stocks issued by large U.S.
                                               companies

INVESTOR PROFILE                               Investors who seek long term growth of capital and
                                               are willing to bear the risk of investing in equity
                                               securities

INVESTMENT STRATEGY OF THE MDL LARGE CAP GROWTH EQUITY FUND

The Fund invests primarily (at least 80% of its assets) in common stocks of large U.S. companies (companies with market capitalizations of $3 billion or more). The Fund seeks to own companies that have consistently grown earnings above the S&P 500 earnings growth rate but that offer "value" in terms of current price relative to growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Adviser then conducts analysis of fundamental growth characteristics of the companies within those sectors to identify stocks which are likely to perform best over a six to twelve month horizon. Finally, the Adviser uses quantitative techniques to screen these companies based on factors such as earnings momentum, earnings consistency, and price/earnings ratios. These stocks are placed on the Adviser's "buy list," which is updated frequently. The Adviser will generally sell a security when it no longer appears on the "buy list." Due to this investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains taxes.

PRINCIPAL RISKS OF INVESTING IN THE MDL LARGE CAP GROWTH EQUITY FUND


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



The Fund is also subject to the risk that large cap growth stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.*


                                      1998                       26.03%
                                      1999                       20.77%
                                  BEST QUARTER                 WORST QUARTER
                                     21.69%                       -13.57%
                                   (12/31/98)                    (09/30/98)


*    The performance information shown above is based on a calendar year.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the S&P 500 Index.


                                                 1 YEAR     SINCE INCEPTION
----------------------------------------------------------------------------
MDL LARGE CAP GROWTH EQUITY FUND                 20.77%         24.34%*
S&P 500 INDEX                                    21.04%         26.23%*


*    Since 10/31/97

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
(as a percentage of offering price)                                                                None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None
Exchange Fee                                                                                       None
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*


Investment Advisory Fees                                                      0.74%
Other Expenses                                                                0.83%
                                                                              -----
Total Annual Fund Operating Expenses                                          1.57%

------------------------------------------------------------------------------------------------------------


* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived a portion of the fees and reimbursed certain expenses of the Fund in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser may discontinue all or part of these fee waivers and reimbursements at any time. With these fee waivers and reimbursements, the Fund's actual total operating expenses are expected to be as follows:


     MDL Large Cap Growth Equity Fund                        1.26%

For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



     1 YEAR                        3 YEARS                      5 YEARS                     10 YEARS
      $160                          $496                         $855                        $1,867

MORE INFORMATION ABOUT RISK

EQUITY RISK - Equity securities include public and privately issued equity                MDL Large Cap Growth Equity Fund
securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.
Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


FIXED INCOME RISK - The market value of fixed income investments change in                MDL Broad Market Fixed Income Fund
response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are fixed income                  MDL Broad Market Fixed Income Fund
securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


MORE INFORMATION ABOUT FUND INVESTMENTS


This prospectus describes the Funds' primary strategies, and each Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees of the Advisors' Inner Circle Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


MDL Capital Management, Inc. (MDL), serves as the Adviser to the Funds. MDL has served as an investment adviser for the assets of institutional clients such as Taft-Hartley plans, hospitals, public sector funds, foundations and ERISA plans since it was founded in 1993. As of December 31, 1999, the Adviser had approximately $1.6 billion in assets under management. For its advisory services to the Funds, MDL is entitled to receive 0.45% for the MDL Broad Market Fixed Income Fund and 0.74% for the MDL Large Cap Growth Equity Fund, as a percentage of each Fund's average daily net assets. MDL has voluntarily agreed to waive a portion of its fees and reimburse certain expenses of the Fund so that total operating expenses do not exceed 0.90% for the MDL Broad Market Fixed Income Fund and 1.26% for the MDL Large Cap Growth Equity Fund, as a percentage of each Fund's average daily net assets. For the fiscal period ended October 31, 1999, the Adviser waived the entire amount of its advisory fees for the MDL Broad Market Fixed Income Fund and received 0.43% of the MDL Large Cap Growth Fund's average daily net assets.


PORTFOLIO MANAGERS


Mark D. Lay has served as Chairman and Chief Executive Officer of MDL since 1993. He has co-managed the Funds since their inception. He has more than 16 years of investment experience. Prior to founding MDL, Mr. Lay served as an account executive at Dean Witter Reynolds, Inc.



Edward Adatepe has served as Chief Investment Officer of MDL since 1994. He has co-managed the Funds since their inception. He has more than 15 years of investment experience. Prior to joining MDL, Mr. Adatepe served as a Managing Director of RRZ Investment Management, Inc.


PURCHASING AND SELLING FUND SHARES

This section tells you how to buy and sell your shares of the Funds.

The Funds are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES


To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-877-MDL-FUNDS. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to "MDL Broad Market Fixed Income Fund" or "MDL Large Cap Growth Equity Fund." A Fund cannot accept third-party checks, credit cards, credit card checks or cash.



You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


GENERAL INFORMATION

You may purchase shares by mail or wire on any day that the New York Stock Exchange is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order before 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund.


In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $500 in either Fund. Your subsequent investments in any Fund must be made in amounts of at least $100. A Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions by Automated Clearing House (ACH) from your account in amounts of at least $50 per month.

HOW TO SELL YOUR FUND SHARES


If you own your shares directly, you may sell your shares on any Business Day by contacting a Fund directly by mail or telephone at 1-877-MDL-FUNDS.



If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.





If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $500 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500 because of redemptions, the Fund may redeem your shares. But, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


DIVIDENDS AND DISTRIBUTIONS



The Fixed Income Fund distributes its income on a monthly basis and makes distributions of capital gains, if any, at least annually. In addition, the Equity Fund distributes its income on a quarterly basis and makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.


You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and its shareholders. This summary is based on current tax laws, which may change.


Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES IS A TAXABLE EVENT.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rates that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-877-MDL-FUNDS.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31,

                                                      REALIZED
                                                      AND
                  NET ASSET                           UNREALIZED         DISTRIBUTIONS
                  VALUE               NET             GAINS OR           FROM NET          DISTRIBUTION        NET ASSET
                  BEGINNING           INVESTMENT      (LOSSES) ON        INVESTMENT        FROM CAPITOL        VALUE END
                  OF PERIOD           INCOME          SECURITIES         INCOME            GAINS               OF PERIOD
MDL BROAD MARKET FIXED INCOME FUND
1999               $10.48              0.44              (0.73)             (0.43)              --               $9.76
1998 (1)           $10.00              0.41               0.48              (0.41)              --              $10.48

                                                                                                       RATIO OF NET
                                                                                    RATIO OF           INVESTMENT
                                                                 RATIO OF           EXPENSES           INCOME TO
                                                                 NET                TO AVERAGE         AVERAGE
                                                 RATIO OF        INVESTMENT         NET ASSETS         NET ASSETS
                                  NET ASSETS     EXPENSES        INCOME TO          (EXCLUDING         (EXCLUDING         PORTFOLIO
                   TOTAL          END OF         TO AVERAGE      AVERAGE            WAIVERS AND        WAIVERS AND        TURNOVER
                   RETURN         PERIOD         NET ASSETS      NET ASSETS         REIMBURSEMENTS)    REIMBURSEMENTS)    RATE
MDL BROAD MARKET FIXED INCOME FUND
1999                (2.80)%       $20,792        0.90%           4.40%               1.50%              3.80%             198.83%
1998 (1)             9.10%         $5,411        0.90%           4.38%              11.24%             (5.96)%             72.82%

                                                      REALIZED
                                                      AND
                  NET ASSET                           UNREALIZED         DISTRIBUTIONS
                  VALUE               NET             GAINS OR           FROM NET          DISTRIBUTION        NET ASSET
                  BEGINNING           INVESTMENT      (LOSSES) ON        INVESTMENT        FROM CAPITOL        VALUE END
                  OF PERIOD           INCOME          SECURITIES         INCOME            GAINS               OF PERIOD
MDL LARGE CAP GROWTH FUND
1999               $11.84             (0.01)              3.13                --                --              $14.96
1998 (1)           $10.00              0.04               1.83              (0.03)              --              $11.84

                                                                                                       RATIO OF NET
                                                                                    RATIO OF           INVESTMENT
                                                                 RATIO OF           EXPENSES           INCOME TO
                                                                 NET                TO AVERAGE         AVERAGE
                                                 RATIO OF        INVESTMENT         NET ASSETS         NET ASSETS
                                  NET ASSETS     EXPENSES        INCOME TO          (EXCLUDING         (EXCLUDING         PORTFOLIO
                   TOTAL          END OF         TO AVERAGE      AVERAGE            WAIVERS AND        WAIVERS AND        TURNOVER
                   RETURN         PERIOD         NET ASSETS      NET ASSETS         REIMBURSEMENTS)    REIMBURSEMENTS)    RATE
MDL LARGE CAP GROWTH FUND
1999                26.40%        $25,947        1.26%          (0.19)%              1.57%              (0.50)%            75.29%
1998 (1)            18.72%         $5,989        1.26%           0.41%              12.88%             (11.21)%           127.68%


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) THE FUNDS COMMENCED OPERATIONS ON OCTOBER 31, 1997.

                         THE ADVISORS' INNER CIRCLE FUND


INVESTMENT ADVISER

MDL Capital Management, Inc.
225 Ross Street
3rd Floor
Pittsburgh, Pennsylvania 15219

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL


Morgan, Lewis & Bockius LLP


More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated March 1, 2000, includes detailed information about The Advisor's Inner Circle Fund and the MDL Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.



TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:



BY TELEPHONE: CALL 1-877-MDL-FUNDS (877-635-3863)



BY MAIL:  Write to us
MDL Funds
P.O. Box 219009
Kansas City, Missouri 64121-9009

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Funds' Investment Company Act registration number is 811-6400.

                 ----------------------------------------------
                             AIG MONEY MARKET FUND
                 A PORTFOLIO OF THE ADVISORS' INNER CIRCLE FUND
                 ----------------------------------------------



                                 CLASS A SHARES

                                   PROSPECTUS
                                 March 1, 2000

                              INVESTMENT ADVISER:
                          AIG CAPITAL MANAGEMENT CORP.




  These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commision passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
Introduction - AIG Money Market Fund - Class A Shares
--------------------------------------------------------------------------------

THE FUND
--------------------------------------------------------------------------------

The AIG Money Market Fund (Fund) is a money market mutual fund that offers investors a convenient and economical way to invest in a professionally managed diversified portfolio of short-term high quality securities. The Fund is a separate series of The Advisors' Inner Circle Fund, a Massachusetts business trust (Trust).

The Fund consists of two classes of shares: Class A and Class B.

This prospectus offers Class A Shares of the Fund and contains important information about the objectives, risks and policies of the Fund. Investors are advised to read this Prospectus and keep it for future reference. This prospectus has been arranged into different sections so that investors can easily review this important information.

FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

     Investment Strategies and Principal Risks . . . . . . . . . . . . .      3

     Performance Information and Expenses . . . . . . . . . . . . . . . .     4

     The Fund's Other Investments . . . . . . . . . . . . . . . . . . . .     5

     The Investment Adviser . . . . . . . . . . . . . . . . . . . . . . .     5

     Purchasing and Selling Fund Shares . . . . . . . . . . . . . . . . .     6

     Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . .     8

     Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . .     9

     How to Obtain More Information About the AIG Money Market Fund . . .    10

--------------------------------------------------------------------------------
                                                           AIG Money Market Fund
--------------------------------------------------------------------------------

FUND SUMMARY

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE          Preserve principal value and maintain a high
                              degree of liquidity while providing current
                              income. It is also a fundamental policy of the
                              Fund to maintain a stable share price of $1. There
                              is no assurance that the Fund will achieve its
                              investment objective or that it will be able to
                              maintain a constant share price of $1 on a
                              continuous basis.
--------------------------------------------------------------------------------
INVESTMENT FOCUS              Money market instruments.
--------------------------------------------------------------------------------
RISK LEVEL                    Conservative.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Investing in a broad range of short-term, high quality U.S. dollar denominated debt securities.
--------------------------------------------------------------------------------
INVESTOR PROFILE              Conservative investors who want to receive current
                              income through a liquid investment.
--------------------------------------------------------------------------------


INVESTMENT STRATEGY OF THE AIG MONEY MARKET FUND
--------------------------------------------------------------------------------

The Fund invests in a broad range of high quality, short-term U.S. dollar denominated money market instruments, such as obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, supranational entities, and foreign governments, as well as in repurchase agreements. The Fund's portfolio is comprised only of short-term debt securities that are rated in the highest category by nationally recognized ratings organizations or securities that the Adviser determines are of equal quality. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. The Fund will maintain an average weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE AIG MONEY MARKET FUND

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO KEEP A CONSTANT PRICE PER SHARE OF $1.00, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S INVESTMENTS ARE SUBJECT TO FLUCTUATIONS IN THE CURRENT INTEREST RATES FOR SHORT-TERM OBLIGATIONS. ACCORDINGLY, AN INVESTMENT IN THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S YIELD WILL DECLINE DUE TO FALLING INTEREST RATES.

AN INVESTMENT IN THE FUND IS ALSO SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT THE ISSUER OF A SECURITY OWNED BY THE FUND WILL BE UNABLE TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER. AIG CAPITAL MANAGEMENT CORP., THE FUND'S INVESTMENT ADVISER (ADVISER), ATTEMPTS TO LESSEN THIS RISK THROUGH A CONSERVATIVE INVESTMENT POLICY FOR THE FUND, WHICH INCLUDES DIVERSIFICATION (SPREADING FUND INVESTMENTS ACROSS A BROAD NUMBER OF ISSUERS), AND INVESTING IN OBLIGATIONS OF HIGH CREDIT QUALITY ISSUERS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AIG Money Market Fund
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below illustrate the risks and volatility of an investment in Class A Shares of the Fund by showing changes in the Fund's performance from year to year and comparing this performance to an average. Of course, past performance does not necessarily indicate future performance.

This bar chart shows changes in the performance of the Fund's Class A Shares.

1995      1996      1997      1998      1999
5.73%     5.21%     5.46%     5.41%     5.00%

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

          BEST QUARTER        WORST QUARTER
          ------------        -------------
             1.44%                1.17%
           (6/30/95)            (6/30/99)

This table compares the Fund's average annual total returns for the periods ending December 31, 1999 to those of the IBC First Tier Taxable Money Market Funds Average (IBC Fist Tier).

                                                     SINCE INCEPTION
CLASS A SHARES                     1 YEAR   5 YEARS     (12/1/94)
--------------------------------------------------------------------
AIG Money Market Fund              5.00%     X.XX%        5.36%
IBC First Tier                     4.94%     X.XX%        5.34%*

*THE INCEPTION DATE FOR THE IBC FIRST TIER IS 12/31/94.

--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?

AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. THE IBC FIRST TIER AVERAGE IS A WIDELY-RECOGNIZED AVERAGE OF MONEY MARKET FUNDS WHICH INVEST IN SECURITIES RATED PRIME-1 BY MOODY'S OR A-1 BY S&P.
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expense that you may pay if you buy and hold Class A shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                                                  CLASS A SHARES
Investment Advisory Fees .....................................              .25%
Other Expenses ...............................................              .11%
                                                                           -----
Total Annual Fund Operating Expenses .........................              .36%
                                                                           -----

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER IS WAIVING .10% OF ITS ADVISORY FEES SO THAT TOTAL OPERATING EXPENSES DO NOT EXCEED .40%. THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS VOLUNTARY WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE AS FOLLOWS:

   AIG MONEY MARKET FUND -- CLASS A .26%

For more information about these fees, see "Investment Adviser".

EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing Class A shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate cost of investing $10,000 in Class A shares of the Fund would be:

                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Class A Shares       $37       $116      $202       $456

--------------------------------------------------------------------------------
                                                           AIG Money Market Fund
--------------------------------------------------------------------------------

THE FUND'S OTHER INVESTMENTS
--------------------------------------------------------------------------------
In addition to the principal investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices within its stated investment objectives. These investments and strategies, as well as those described in the prospectus, are described in detail in the Fund's Statement of Additional Information. Of course, there is no guarantee that the Fund will achieve its investment goal.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Advisors' Inner Circle Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

AIG Capital Management Corp. is a wholly-owned subsidiary of American International Group, Inc. (AIG) and is the Adviser to the Fund. For the fiscal period ended October 31, 1999, AIG Capital Management Corp. received advisory fees from the Fund as a percentage of average daily net assets (after waivers) of:

AIG Money Market Fund .15%

--------------------------------------------------------------------------------
AIG Money Market Fund
--------------------------------------------------------------------------------

PURCHASING FUND SHARES
--------------------------------------------------------------------------------
Shares of the Fund may be purchased by check, wire transfer or through certain authorized dealers or other financial institutions authorized to sell Fund shares. For first time purchases, an application form must be completed and submitted to the Fund to establish an account.

--------------------------------------------------------------------------------
WHEN CAN YOU PURCHASE SHARES?

SHARES MAY BE PURCHASED ONLY ON DAYS THAT THE NEW YORK STOCK EXCHANGE AND THE FEDERAL RESERVE ARE OPEN FOR BUSINESS (A BUSINESS DAY).
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                   OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT
--------------------------------- --------------------------------------- -----------------------------------
MINIMUM INVESTMENT                 $10,000,000                             None
--------------------------------- --------------------------------------- -----------------------------------
BY MAIL                            Complete and sign the application       Mail check with an Invest-By-Mail
                                   form.                                   form detached from acount
                                                                           statement.


Mail to:                           Check should be payable to:             Check should be payable to:
AIG Money Market Fund              AIG Money Market Fund-Class A.          AIG Money Market Fund-Class A.
P.O. Box 219009                    Reference account name                  Reference the account name
Kansas City, Missouri 64121-9009   and number.                             and number.

                                   All purchases must be in U.S.           All purchases must be in U.S.
                                   dollars, and checks must be drawn       dollars, and checks must be drawn
                                   on U.S. banks.                          on U.S. banks.
--------------------------------- --------------------------------------- -----------------------------------
BY WIRE                            Please call client services at          Please call client services at
                                   1-800-845-3885 to arrange the           1-800-845-3885 to arrange the
                                   wire transfer.                          wire transfer.


Wire to:
United Missouri Bank, N.A.         The shareholder's name and              The shareholder's name and
ABA# 10-10-00695                   account number must be                  account number must be
For a/c no. 9870600404             specified in the wire.                  specified in the wire.
Credit AIG Money Market Fund
-------------------------------------------------------------------------------------------------------------

For a purchase order to be eligible to receive dividends on the day of purchase, the order must be received before 1:00 p.m. Eastern time and federal funds (readily available funds) must be received before 3:00 p.m.
Eastern time.

Checks received by the Fund will be credited to the investor's account upon conversion of the proceeds in federal funds (readily available funds). The Fund cannot accept third-party checks, credit cards, credit card checks or cash.

The Fund reserves the right to reject an account application or a purchase order if it is not in the best interest of the Fund or its shareholders, and may accept, at its discretion, amounts smaller than the stated minimum investment amount.

--------------------------------------------------------------------------------
                                                           AIG Money Market Fund
--------------------------------------------------------------------------------

HOW WE CALCULATE NAV
--------------------------------------------------------------------------------
The Fund calculates its Net Asset Value (NAV) per share once each Business day at 2:00 p.m. Eastern time. The Fund generally calculates NAV using the amortized cost method of valuation, which is described in detail in the Fund's Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Fund's Board of Trustees.


--------------------------------------------------------------------------------
NET ASSET VALUE

NAV FOR ONE FUND SHARE IS THE VALUE OF THAT SHARE'S PORTION OF ALL OF THE NET ASSETS IN THE FUND.
--------------------------------------------------------------------------------

MINIMUM PURCHASES

The minimum investment in Class A Shares is generally $10,000,000. An investor may also purchase Class A Shares in an amount below the minimum if the investor:

- makes an initial investment of $5,000,000 and intends to increase his or her account balance to $10,000,000 within 90 days;

- invests assets managed by a registered investment advisor that is owned by AIG;

- is AIG (or any company where AIG owns at least 19% of the stock);

- is C.V. Starr & Co., Inc. (including its subsidiaries and affiliates);

- is an AIG senior executive officer or their family members; or

- certain employee benefit plans sponsored by AIG.

The Fund may waive this minimum at its discretion.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

PURCHASING AND SELLING FUND SHARES OVER THE TELEPHONE IS EXTREMELY CONVENIENT, BUT NOT WITHOUT RISK. ALTHOUGH THE FUND HAS ESTABLISHED CERTAIN SAFEGUARDS AND PROCEDURES TO CONFIRM THE IDENTITY OF CALLERS AND THE AUTHENTICITY OF INSTRUCTIONS, THE FUND AND ITS AGENTS ARE NOT RESPONSIBLE FOR ANY LOSSES OR COSTS INCURRED BY FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. IF YOU OR YOUR FINANCIAL INSTITUTION TRANSACT WITH THE FUND OVER THE TELEPHONE, YOU WILL GENERALLY BEAR THE RISK OF ANY LOSS.
--------------------------------------------------------------------------------

SELLING FUND SHARES
--------------------------------------------------------------------------------
HOW TO SELL YOUR FUND SHARES

Fund shares may be sold (redeemed) on any Business day by contacting the Fund by mail or telephone.

Redemption orders received prior to 1:00 p.m. Eastern time on any Business day will be effective that same day. Shares redeemed will not receive the dividends declared on that day. Redemption proceeds can be wire transferred to the shareholder's bank account or sent by check. There is a charge for wire transfers, currently $10.00, which may be waived by the Fund. Payments by check of redemption proceeds will be made as promptly as possible, and no later than seven days after the redemption order is received.

For shares recently purchased by check, redemption proceeds may not be available until the check has cleared, which may take up to 15 days from the date of purchase.

The purchase price per share will be the NAV next determined after receipt of the redemption request.

--------------------------------------------------------------------------------
AIG Money Market Fund
--------------------------------------------------------------------------------

REDEMPTIONS IN KIND

Redemption proceeds are generally paid in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) redemption proceeds may be paid in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that Fund shares would ever be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF SHARES

If an investor's account balance drops below $10,000,000 because of redemptions, he or she may be required to sell shares. At least 30 days' written notice will be given to allow sufficient time to add to the investor's account and avoid the sale of shares.


SUSPENSION OF RIGHT TO SELL SHARES

The Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the Fund's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends of substantially all of its net investment income (not including capital gains) every day and distributes this income each month. The Fund makes distributions of capital gains, if any, at least annually. Shareholders on a Fund's record date will be entitled to receive the distribution.

--------------------------------------------------------------------------------
THE "RECORD DATE"

IF YOU OWN FUND SHARES ON A FUND'S RECORD DATE, YOU WILL BE ENTITLED TO RECEIVE THE DISTRIBUTION.
--------------------------------------------------------------------------------

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES
--------------------------------------------------------------------------------
INVESTORS SHOULD CONSULT A TAX ADVISER REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them.

MORE INFORMATION ABOUT TAXES IS IN THE FUND'S STATEMENT OF ADDITIONAL
INFORMATION.

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS

DISTRIBUTIONS YOU RECEIVE FROM A FUND MAY BE TAXABLE WHETHER OR NOT YOU
REINVEST THEM.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           AIG Money Market Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table that follows presents performance information about the Class A Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by Arthur Andersen LLP, independent auditors. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Fund's Statement of Additional Information. The annual report, which contains more performance information, can be obtained at no charge by calling 1-800-249-7445.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

STUDY THESE TABLES TO SEE HOW THE FUND PERFORMED SINCE IT BEGAN INVESTMENT OPERATIONS.
--------------------------------------------------------------------------------

                                                                                AIG MONEY MARKET FUND - CLASS A SHARES
----------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED OCTOBER 31:                                     1999      1998      1997      1996      1995(1)

Net Asset Value, Beginning of Period ...........................    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income ..........................................      0.05      0.05      0.05      0.05      0.05

Net Gains or Losses on Securities (both realized and unrealized)        --        --        --        --        --

Total From Investment Operations ...............................      0.05      0.05      0.05      0.05      0.05

LESS DISTRIBUTIONS

Dividends (from net investment income) .........................     (0.05)    (0.05)    (0.05)    (0.05)    (0.05)

Distributions (from capital gains) .............................        --        --        --        --        --
----------------------------------------------------------------------------------------------------------------------
Total Distributions ............................................     (0.05)    (0.05)    (0.05)    (0.05)    (0.05)

Net Asset Value, End of Period .................................    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00

TOTAL RETURN ...................................................      4.94%     5.49%     5.41%     5.26%     5.75%*
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000) ................................  $548,019  $251,090  $329,125  $253,865  $313,657

Ratio of Expenses to Average Net Assets ........................      0.26%     0.26%     0.27%     0.39%     0.40%*

Ratio of Net Investment Income to Average Net Assets ...........      4.83%     5.37%     5.30%     5.15%     5.60%*

Ratio of Expenses to Average Net Assets
     (excluding waivers) .......................................      0.36%     0.36%     0.39%     0.41%     0.47%*

Ratio of Net Investment Income to Average
     Net Assets (excluding waivers) ............................      4.73%     5.27%     5.18%     5.13%     5.53%*

----------
*   ANNUALIZED.
(1) THE CLASS A SHARES OF THE FUND COMMENCED OPERATIONS ON DECEMBER 1, 1994.

--------------------------------------------------------------------------------
AIG Money Market Fund
--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
AIG Capital Management Corp.
70 Pine Street
New York, New York 10270

DISTRIBUTOR
--------------------------------------------------------------------------------
SEI Investments Distribution Co.
One Freedom Valley Road
Oaks, Pennsylvania 19456

SUB-DISTRIBUTOR
--------------------------------------------------------------------------------
AIG Equity Sales Corp.
70 Pine Street
New York, New York 10270

LEGAL COUNSEL
--------------------------------------------------------------------------------
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------
The Fund's SAI dated March 1, 2000, includes detailed information about The Advisors' Inner Circle Fund and the AIG Money Market Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------
These reports list the Funds' holdings and contain information from the Fund's managers about strategies and recent market conditions and trends also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
--------------------------------------------------------------------------------
BY TELEPHONE: Call 1-800-249-7445

BY MAIL: Write to:
         AIG Money Market Fund
         c/o Advisors' Inner Circle Fund
         P.O. Box 219009
         Kansas City, Missouri 64121-9009

FROM THE SEC: You can also obtain the SAI, the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call
1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Fund's Investment Company Act registration number is 811-6400.

FUND:
THE ADVISORS' INNER CIRCLE FUND

PORTFOLIO:
AIG MONEY MARKET FUND

ADVISER:
AIG CAPITAL MANAGEMENT CORP.

DISTRIBUTOR:
SEI INVESTMENTS DISTRIBUTION CO.

SUB-DISTRIBUTOR:
AIG EQUITY SALES CORP.

ADMINISTRATOR:
SEI INVESTMENTS MUTUAL FUNDS SERVICES

LEGAL COUNSEL:
MORGAN, LEWIS & BOCKIUS LLP

INDEPENDENT PUBLIC ACCOUNTANTS:
ARTHUR ANDERSEN LLP




MARCH 1, 2000
For Information call: 1-800-845-3885
AIG-F-001-07


                                   PROSPECTUS



                                      AIG
                               MONEY MARKET FUND



                                    CLASS A


                                      AIG




                                   ADVISED BY

                          AIG CAPITAL MANAGEMENT CORP.

               ---------------------------------------------------
                              AIG MONEY MARKET FUND
                 A PORTFOLIO OF THE ADVISORS' INNER CIRCLE FUND
               ---------------------------------------------------


                                 CLASS B SHARES

                                   PROSPECTUS
                                 March 1, 2000

                              INVESTMENT ADVISER:
                          AIG CAPITAL MANAGEMENT CORP.

 These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commision passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

            INTRODUCTION - AIG MONEY MARKET FUND - CLASS B SHARES

THE FUND
--------------------------------------------------------------------------------

The AIG Money Market Fund (Fund) is a money market mutual fund that offers investors a convenient and economical way to invest in a professionally managed diversified portfolio of short-term high quality securities. The Fund is a separate series of The Advisors' Inner Circle Fund, a Massachusetts business trust (Trust).

The Fund consists of two classes of shares: Class A and Class B.

This prospectus offers Class B Shares of the Fund and contains important information about the objectives, risks and policies of the Fund. Investors are advised to read this Prospectus and keep it for future reference. This prospectus has been arranged into different sections so that investors can easily review this important information.


FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:
Investment Strategies and Principal Risks . . . . . . . . . . . . . . . . . . . . . . .  . . . . .3
Performance Information and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 4
The Fund's Other Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 5
The Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 5
Purchasing and Selling Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 6
Distribution of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .8
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 8
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 9
How to Obtain More Information About the AIG Money Market Fund . . . . . . . . . . . . .. . . . . 10


                                 AIG MONEY MARKET FUND

FUND SUMMARY

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE        Preserve principal value and maintain a high degree
                            of liquidity while providing current income. It is
                            also a fundamental policy of the Fund to maintain a
                            stable share price of $1. There is no assurance that
                            the Fund will achieve its investment objective or
                            that it will be able to maintain a constant share
                            price of $1 on a continuous basis.
--------------------------------------------------------------------------------
INVESTMENT FOCUS            Money market instruments.
--------------------------------------------------------------------------------
RISK LEVEL                  Conservative.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT        Investing in a broad range of short-term, high
    STRATEGY                quality U.S. dollar denominated debt securities.
--------------------------------------------------------------------------------
INVESTOR PROFILE            Conservative investors who want to receive current
                            income through a liquid investment.
--------------------------------------------------------------------------------


INVESTMENT STRATEGY OF THE AIG MONEY
MARKET FUND
--------------------------------------------------------------------------------

The Fund invests in a broad range of high quality, short-term U.S. dollar denominated money market instruments, such as obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, supranational entities, and foreign governments, as well as in repurchase agreements. The Fund's portfolio is comprised only of short-term debt securities that are rated in the highest category by nationally recognized ratings organizations or securities that the Adviser determines are of equal quality. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. The Fund will maintain an average weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.

--------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN
THE AIG MONEY MARKET FUND

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO KEEP A CONSTANT PRICE PER SHARE OF $1.00, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S INVESTMENTS ARE SUBJECT TO FLUCTUATIONS IN THE CURRENT INTEREST RATES FOR SHORT-TERM OBLIGATIONS. ACCORDINGLY, AN INVESTMENT IN THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S YIELD WILL DECLINE DUE TO FALLING INTEREST RATES.

AN INVESTMENT IN THE FUND IS ALSO SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT THE ISSUER OF A SECURITY OWNED BY THE FUND WILL BE UNABLE TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER. AIG CAPITAL MANAGEMENT CORP., THE FUND'S INVESTMENT ADVISER (ADVISER), ATTEMPTS TO LESSEN THIS RISK THROUGH A CONSERVATIVE INVESTMENT POLICY FOR THE FUND, WHICH INCLUDES DIVERSIFICATION (SPREADING FUND INVESTMENTS ACROSS A BROAD NUMBER OF ISSUERS), AND INVESTING IN OBLIGATIONS OF HIGH CREDIT QUALITY ISSUERS.

--------------------------------------------------------------------------------

                              AIG MONEY MARKET FUND


PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in Class B Shares of the Fund by showing changes in the Fund's performance from year to year and comparing this performance to an average. Of course, past performance does not necessarily indicate future performance.

This bar chart shows changes in the performance of the Fund's Class B Shares.



    1996    1997    1998    1999
    ----    ----    ----    ----
    4.84%   5.09%   5.04%   4.53%

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A
CALENDAR YEAR.


              BEST QUARTER                   WORST QUARTER
              -------------                  --------------
                  1.28%                          1.08%
                (9/30/97)                      (6/30/99)


This table compares the Fund's average annual total returns for the periods ending December 31, 1999 to those of the IBC First Tier Taxable Money Market Funds Average (IBC Fist Tier).


                                              SINCE INCEPTION
CLASS B SHARES                 1 YEAR             (2/16/95)
--------------------------------------------------------------------------------
AIG Money Market Fund           4.63%              4.98%
IBC First Tier                  4.57%              4.96%*


*THE INCEPTION DATE FOR THE IBC FIRST TIER IS 2/28/95.

--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. THE IBC FIRST TIER AVERAGE IS A WIDELY-RECOGNIZED AVERAGE OF MONEY MARKET FUNDS WHICH INVEST IN SECURITIES RATED PRIME-1 BY MOODY'S OR A-1 BY S&P.
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expense that you may pay if you buy and hold Class B shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------


                                                  CLASS B SHARES
Investment Advisory Fees . . . . . . . . . . . . .    .25%
12b-1 Fees . . . . . . . . . . . . . . . . . . . .    .35%
Other Expenses . . . . . . . . . . . . . . . . . .    .11%
                                                     -----
Total Annual Fund Operating Expenses . . . . . . .    .71%
                                                     -----


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER IS WAIVING
 .10% OF ITS ADVISORY FEES SO THAT TOTAL OPERATING EXPENSES DO NOT EXCEED .75%. THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS VOLUNTARY WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE AS FOLLOWS:

AIG MONEY MARKET FUND -- CLASS B .61%

For more information about these fees, see "Investment
Adviser" and "Distribution of Fund Shares."

EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing Class B shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate cost of investing $10,000 in Class B shares of the Fund would be:


                        1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Class B Shares            $73           $227           $395          $883


                            AIG MONEY MARKET FUND

THE FUND'S OTHER INVESTMENTS
--------------------------------------------------------------------------------
In addition to the principal investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices within its stated investment objec-tives. These investments and strategies, as well as those described in the prospectus, are described in detail in the Fund's Statement of Additional Information. Of course, there is no guarantee that the Fund will achieve its investment goal.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Advisors' Inner Circle Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

AIG Capital Management Corp. is a wholly-owned subsidiary of American International Group, Inc. (AIG) and is the Adviser to the Fund. For the fiscal period ended
October 31, 1999, AIG Capital Management Corp.
received advisory fees from the Fund as a percentage of average daily net assets (after waivers) of:

AIG Money Market Fund .15%

                            AIG MONEY MARKET FUND


PURCHASING FUND SHARES
--------------------------------------------------------------------------------
Shares of the Fund may be purchased by check, wire transfer or through certain authorized dealers or other financial institutions authorized to sell Fund shares. For first time purchases, an application form must be completed and submitted to the Fund to establish an account.

--------------------------------------------------------------------------------
WHEN CAN YOU PURCHASE SHARES?
SHARES MAY BE PURCHASED ONLY ON DAYS THAT THE NEW YORK STOCK EXCHANGE AND THE FEDERAL RESERVE ARE OPEN FOR BUSINESS (A BUSINESS DAY).
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                       OPEN A NEW ACCOUNT                       ADD TO AN EXISTING ACCOUNT
----------------------------------------------------------------------------------------------------------------------
MINIMUM INVESTMENT                     $25,000                                  None
----------------------------------------------------------------------------------------------------------------------
BY MAIL                                Complete and sign the                    Mail check with an Invest-By-Mail
                                       application form.                        form detached from account
                                                                                statement.


Mail to:                               Check should be payable to:              Check should be payable to:
AIG Money Market Fund                  AIG Money Market Fund-Class B.           AIG Money Market Fund - Class B.
P.O. Box 219009                        Reference account name                   Reference the account name
Kansas City, Missouri 64121-9009       and number.                              and number.

                                       All purchases must be in U.S.            All purchases must be in U.S.
                                       dollars, and checks must be drawn        dollars, and checks must be drawn
                                       on U.S. banks.                           on U.S. banks.
----------------------------------------------------------------------------------------------------------------------
BY WIRE                                Please call client services at           Please call client services at
                                       1-800-845-3885 to arrange the            1-800-845-3885 to arrange the
                                       wire transfer.                           wire transfer.

Wire to:
United Missouri Bank, N.A.             The shareholder's name and               The shareholder's name and
ABA# 10-10-00695                       account number must be                   account number must be
For a/c no. 9870600404                 specified in the wire.                   specified in the wire.
Credit AIG Money Market Fund
----------------------------------------------------------------------------------------------------------------------



For a purchase order to be eligible to receive dividends on the day of purchase, the order must be received before 1:00 p.m. Eastern time and federal funds (readily available funds) must be received before 3:00 p.m.
Eastern time.

Checks received by the Fund will be credited to the investor's account upon conversion of the proceeds in federal funds (readily available funds). The Fund cannot accept third-party checks, credit cards, credit card checks or cash.

The Fund reserves the right to reject an account application or a purchase order if it is not in the best interest of the Fund or its shareholders, and may accept, at its discretion, amounts smaller than the stated minimum investment amount.

                           AIG MONEY MARKET FUND

HOW WE CALCULATE NAV
--------------------------------------------------------------------------------
The Fund calculates its Net Asset Value (NAV) per share once each Business day at 2:00 p.m. Eastern time. The Fund generally calculates NAV using the amortized cost method of valuation, which is described in detail in the Fund's Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Fund's Board of Trustees.

--------------------------------------------------------------------------------
NET ASSET VALUE

NAV FOR ONE FUND SHARE IS THE VALUE OF THAT SHARE'S PORTION OF ALL OF THE NET ASSETS IN THE FUND.
--------------------------------------------------------------------------------

MINIMUM PURCHASES
--------------------------------------------------------------------------------
The minimum investment in Class B Shares is generally $25,000. The Fund may waive this minimum at its discretion.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

PURCHASING AND SELLING FUND SHARES OVER THE TELEPHONE IS EXTREMELY CONVENIENT, BUT NOT WITHOUT RISK. ALTHOUGH THE FUND HAS ESTABLISHED CERTAIN SAFEGUARDS AND PROCEDURES TO CONFIRM THE IDENTITY OF CALLERS AND THE AUTHENTICITY OF INSTRUCTIONS, THE FUND AND ITS AGENTS ARE NOT RESPONSIBLE FOR ANY LOSSES OR COSTS INCURRED BY FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. IF YOU OR YOUR FINANCIAL INSTITUTION TRANSACT WITH THE FUND OVER THE TELEPHONE, YOU WILL GENERALLY BEAR THE RISK OF ANY LOSS.
--------------------------------------------------------------------------------


SELLING FUND SHARES
--------------------------------------------------------------------------------
HOW TO SELL YOUR FUND SHARES

Fund shares may be sold (redeemed) on any Business day by contacting the Fund by mail or telephone.

Redemption orders received prior to 1:00 p.m. Eastern time on any Business day will be effective that same day. Shares redeemed will not receive the dividends declared on that day. Redemption proceeds can be wire transferred to the shareholder's bank account or sent by check. There is a charge for wire transfers, currently $10.00, which may be waived by the Fund. Payments by check of redemption proceeds will be made as promptly as possible, and no later than seven days after the redemption order is received.

For shares recently purchased by check, redemption proceeds may not be available until the check has cleared, which may take up to 15 days from the date of purchase.

The purchase price per share will be the NAV next determined after receipt of the redemption request.

REDEMPTIONS IN KIND

Redemption proceeds are generally paid in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) redemption proceeds may be paid in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that Fund shares would ever be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF SHARES

If an investor's account balance drops below $25,000 because of redemptions, he or she may be required to sell shares. At least 30 days' written notice will be given to allow sufficient time to add to the investor's account and avoid the sale of shares.

                                AIG MONEY MARKET FUND

SUSPENSION OF RIGHT TO SELL SHARES

The Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the Fund's Statement of Additional Information.

DISTRIBUTION OF FUND SHARES
--------------------------------------------------------------------------------

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its Class B shares, and for services provided to Class B shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of investment and may cost investors more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets, are 0.35% for Class B Shares.

The Distributor or any Sub-Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor or Sub-Distributor from any source available to it.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends of substantially all of its net investment income (not including capital gains) every day and distributes this income each month. The Fund makes distributions of capital gains, if any, at least annually. Shareholders on a Fund's record date will be entitled to receive the distribution.

--------------------------------------------------------------------------------

THE "RECORD DATE"

IF YOU OWN FUND SHARES ON A FUND'S RECORD DATE, YOU WILL BE ENTITLED TO RECEIVE THE DISTRIBUTION.

--------------------------------------------------------------------------------


Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES
--------------------------------------------------------------------------------
INVESTORS SHOULD CONSULT A TAX ADVISER REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them.

MORE INFORMATION ABOUT TAXES IS IN THE FUND'S
STATEMENT OF ADDITIONAL INFORMATION.


--------------------------------------------------------------------------------
FUND DISTRIBUTIONS

DISTRIBUTIONS YOU RECEIVE FROM A FUND MAY BE TAXABLE WHETHER OR NOT YOU
REINVEST THEM.
--------------------------------------------------------------------------------

                            AIG MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table that follows presents performance information about the Class B
Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by Arthur Andersen LLP, independent auditors. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Fund's Statement of Additional Information. The annual report, which contains more performance information, can be obtained at no charge by calling 1-800-249-7445.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

STUDY THESE TABLES TO SEE HOW THE FUND PERFORMED SINCE IT BEGAN INVESTMENT OPERATIONS.

--------------------------------------------------------------------------------

                                                         AIG MONEY MARKET FUND - CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------

FOR THE PERIOD ENDED OCTOBER 31:                       1999        1998        1997       1996      1995 (1)
Net Asset Value, Beginning of Period . . . . . . . . $   1.00    $   1.00    $   1.00   $ 1.00    $   1.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income . . . . . . . . . . .  . . . . .   0.05        0.05        0.05     0.05        0.04
Net Gains or Losses on Securities
(both realized and unrealized). . . . . . . . . . . .     --          --          --       --         --
Total From Investment Operations . . . . . . . . . . .   0.05        0.05        0.05     0.05        0.04
LESS DISTRIBUTIONS
Dividends (from net investment income) . . . . . . .    (0.05)      (0.05)      (0.05)   (0.05)      (0.04)
Distributions (from capital gains) . . . .  . . . . . .   --          --          --       --         --
----------------------------------------------------------------------------------------------------------------------
Total Distributions . . . . . . . .  . . . . . . . . .  (0.05)      (0.05)      (0.05)   (0.05)      (0.04)
Net Asset Value, End of Period . . . . . . . . . . . $   1.00    $   1.00    $   1.00   $ 1.00    $   1.00
TOTAL RETURN . . . . . . . . . . . . . . . . .. . .      4.58%       5.12%       5.04%    4.89%       5.43%*
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000) .  . . . . . . . . . $103,570    $155,078    $108,754   $135,384  $120,482
Ratio of Expenses to Average Net Assets . . . . . . .    0.61%       0.62%       0.63%      0.74%     0.75%*
Ratio of Net Investment Income to Average Net Assets .   4.46%       5.00%       4.93%      4.79%     5.18%*
Ratio of Expenses to Average Net Assets
(excluding waivers) . . . . . . . . . . . . . . . . .    0.71%       0.72%       0.74%      0.77%     0.85%*
Ratio of Net Investment Income to Average
Net Assets (excluding waivers) . . . . . . . . . . . .   4.36%       4.90%       4.82%      4.76%     5.08%*
------------


*ANNUALIZED.
(1) THE CLASS B SHARES OF THE FUND COMMENCED OPERATIONS ON FEBRUARY 16, 1995.

                            AIG MONEY MARKET FUND

INVESTMENT ADVISER
--------------------------------------------------------------------------------
AIG Capital Management Corp.
70 Pine Street
New York, New York 10270

DISTRIBUTOR
--------------------------------------------------------------------------------
SEI Investments Distribution Co.
One Freedom Valley Road
Oaks, Pennsylvania 19456

SUB-DISTRIBUTOR
--------------------------------------------------------------------------------
AIG Equity Sales Corp.
70 Pine Street
New York, New York 10270

LEGAL COUNSEL
--------------------------------------------------------------------------------
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------
The Fund's SAI dated March 1, 2000, includes detailed information about The Advisors' Inner Circle Fund and the AIG Money Market Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------
These reports list the Funds' holdings and contain information from the Fund's managers about strategies and recent market conditions and trends also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL
REPORT, OR MORE INFORMATION:
--------------------------------------------------------------------------------
BY TELEPHONE: Call 1-800-249-7445

BY MAIL: Write to:
        AIG Money Market Fund
        c/o Advisors' Inner Circle Fund
        P.O. Box 219009
        Kansas City, Missouri 64121-9009

FROM THE SEC: You can also obtain the SAI, the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.
                   ------------------

The Fund's Investment Company Act registration number is 811-6400.

--------------------------------------------------------------------------------

FUND:
THE ADVISORS' INNER CIRCLE FUND

PORTFOLIO:
AIG MONEY MARKET FUND

ADVISER:
AIG CAPITAL MANAGEMENT CORP.

DISTRIBUTOR:
SEI INVESTMENTS DISTRIBUTION CO.

SUB-DISTRIBUTOR:
AIG EQUITY SALES CORP.

ADMINISTRATOR:
SEI INVESTMENTS MUTUAL FUNDS SERVICES

LEGAL COUNSEL:
MORGAN, LEWIS & BOCKIUS LLP

INDEPENDENT PUBLIC ACCOUNTANTS:
ARTHUR ANDERSEN LLP




MARCH 1, 2000
For Information call: 1-800-845-3885
AIG-F-002-08

--------------------------------------------------------------------------------


                                   PROSPECTUS

                                      AIG
                               MONEY MARKET FUND

                                    CLASS B

                                      AIG




                                   ADVISED BY

                          AIG CAPITAL MANAGEMENT CORP.



--------------------------------------------------------------------------------

                                      FUND:
                         THE ADVISORS' INNER CIRCLE FUND

                                   PORTFOLIO:
                           CRA REALTY SHARES PORTFOLIO

                               INVESTMENT ADVISER:
                          CLARION CRA SECURITIES, L.P.

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the CRA Realty Shares Portfolio (the "Portfolio"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Fund") and the Portfolio and should be read in conjunction with the Portfolio's Prospectus dated March 1, 2000. The Prospectus for the Portfolio may be obtained by calling 1-888-712-1103.



                                TABLE OF CONTENTS
THE FUND................................................                   S-3
INVESTMENT OBJECTIVES AND POLICIES......................                   S-3
GENERAL INVESTMENT POLICIES.............................                   S-4
DESCRIPTION OF PERMITTED INVESTMENTS....................                   S-6
INVESTMENT LIMITATIONS..................................                  S-15
THE ADVISER.............................................                  S-17
THE ADMINISTRATOR.......................................                  S-19
THE DISTRIBUTOR.........................................                  S-20
THE TRANSFER AGENT......................................                  S-21
THE CUSTODIAN...........................................                  S-21
INDEPENDENT PUBLIC ACCOUNTANTS..........................                  S-21
LEGAL COUNSEL...........................................                  S-21
TRUSTEES AND OFFICERS OF THE FUND.......................                  S-21
PERFORMANCE INFORMATION.................................                  S-25
COMPUTATION OF YIELD....................................                  S-25
CALCULATION OF TOTAL RETURN.............................                  S-25
PURCHASING SHARES.......................................                  S-26
REDEEMING SHARES........................................                  S-26
DETERMINATION OF NET ASSET VALUE........................                  S-27
TAXES...................................................                  S-27
PORTFOLIO TRANSACTIONS..................................                  S-29
TRADING PRACTICES AND BROKERAGE.........................                  S-30
DESCRIPTION OF SHARES...................................                  S-33
SHAREHOLDER LIABILITY...................................                  S-33
LIMITATION OF TRUSTEES' LIABILITY.......................                  S-33
5% AND 25% SHAREHOLDERS.................................                  S-34
EXPERTS.................................................                  S-35



FINANCIAL STATEMENTS....................................                  S-35
APPENDIX................................................                   A-1

March 1, 2000


CRA-F-002-04

THE FUND

This Statement of Additional Information relates only to the CRA Realty Shares Portfolio (the "Portfolio"). The Portfolio is a separate series of The Advisors' Inner Circle Fund (the "Fund"), an open-end investment management company that offers shares of diversified and non-diversified portfolios, established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolio.

The Portfolio pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. The Portfolio's expense ratios are disclosed under "Portfolio Fees and Expenses" in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Portfolio is total return through investment in real estate securities. This investment objective is fundamental and cannot be changed without the consent of shareholders. The Portfolio seeks to achieve its investment through a combination of above-average income and long-term growth of capital by investing primarily in income-producing common stocks of companies principally engaged in the U.S. real estate industry, including Real Estate Investment Trusts ("REITs"). The Portfolio seeks to invest in equity securities of real estate companies that provide a dividend yield that generally exceeds the composite dividend yield of securities comprising the S&P 500 Index. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio invests primarily in income producing equity securities of publicly traded companies principally engaged in the real estate industry ("real estate companies"). Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing equity securities of real estate companies. Such equity securities are common stocks (including shares or units of beneficial interest of REITs), rights or warrants to purchase common stocks and preferred stock. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies principally engaged in the real estate industry include REITs, master limited partnerships ("MLPs"), and real estate owners, real estate managers, real estate brokers and real estate dealers.

REAL ESTATE INVESTMENT TRUSTS -- It is expected that the majority of the Portfolio's total assets will be invested in securities issued by REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed at the federal level on income distributed to its shareholders or unit holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unit holders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs or Mortgage REITs. Equity REITs invest the majority of their assets directly in ownership of real property and derive their income primarily from rental income. Equity REITs are further categorized according to the types of real estate properties they own, E.G., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. The Portfolio will invest primarily in Equity REITs. Shareholders in the Portfolio should realize that by investing in REITs indirectly through the Portfolio, they will bear not only their proportionate share of the expenses of the Portfolio but also, indirectly, the management expenses of underlying REITs.

In addition to its principal investments, the Portfolio may invest any remaining assets in debt securities issued or guaranteed by real estate companies or secured by real estate assets and rated, at time of purchase, in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or determined by the Adviser to be of comparable quality at the time of purchase. Investment grade securities are securities that are rated in one of the four highest rating categories by an NRSRO. Securities rated in the lowest category of investment grade securities have speculative characteristics. The Portfolio may also invest in debt securities rated below investment grade (commonly known as "junk bonds") although the Portfolio will not purchase such bonds if such investment would cause more than 5% of its net assets to be so invested. Although there is no lower limit to the rating assigned to a given security, in the event that a security held by the Portfolio is downgraded below the stated rating categories, the Adviser will review and take appropriate action with regard to the security.

The Portfolio anticipates that its annual portfolio turnover rate will not exceed 100%, but the turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. A high portfolio turnover rate may result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower. The portfolio turnover rate for the Portfolio for the fiscal period ended October 31, 1997 and the fiscal years ended October 31, 1998 and 1999 was 102.74%, 73.54% and 66.56%, respectively.

GENERAL INVESTMENT POLICIES

BORROWING

The Portfolio's fundamental investment limitations set forth the extent to which the Portfolio may borrow money. However, the Portfolio's investment policy further limits its borrowings as follows: (i) the Portfolio will not borrow money except from banks for temporary or emergency purposes

(e.g., to facilitate orderly redemption of its shares while avoiding untimely disposition of portfolio holdings); (ii) the Portfolio will not borrow money in excess of 10% of the value of its total assets (excluding the amount borrowed), at the time of the borrowing; or (iii) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowings. The Portfolio will not borrow for the purpose of leveraging its investment portfolio. The Portfolio may not purchase additional securities while its outstanding borrowings exceed 5% of its total assets. The Portfolio's investment policy with respect to borrowing may be changed by vote of the Board of Trustees without a shareholder vote.

MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE INVESTMENTS

In order to meet liquidity needs, the Portfolio may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the United States Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year and commercial paper) rated at time of purchase in the top two categories by an NRSRO or determined to be of comparable quality by the Adviser at the time of purchase.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in the money market instruments described above and other long and short-term debt instruments which are rated at time of purchase in the top two categories by an NRSRO or determined to be of comparable quality by the Adviser at the time of purchase, and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

NON-PUBLICLY TRADED SECURITIES AND RESTRICTED SECURITIES; RULE 144A SECURITIES

The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted equity securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is not a readily available secondary market.

The Portfolio may invest in Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under that Act ("144A Securities"). The Board of Trustees has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Trustees, the daily function of determining and monitoring the liquidity of 144A Securities. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

SECURITIES LENDING

The Portfolio may lend up to 33-1/3% of its total assets to qualified investors for the purpose of realizing additional income; however, the Portfolio has no present intention to lend its securities.

OPTIONS AND FUTURES

The Portfolio may purchase or write options, futures and options on futures for the purpose of managing or hedging portfolio risks, to remain fully invested and to reduce transaction costs. The Portfolio will not enter into futures transactions for speculation or achieving leverage. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange, government regulations which may restrict trading, an imperfect correlation between the prices of securities held by the Portfolio and the price of an option or future.

DESCRIPTION OF PERMITTED INVESTMENTS

BANKERS' ACCEPTANCES -- A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- A certificate of deposit is a negotiable, interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

COMMERCIAL PAPER -- Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a day to nine months.

CONVERTIBLE SECURITIES -- Convertible securities are securities issued by corporations that are exchangeable for a set number of another security at a prestated price. The market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call option provisions.

EQUITY SECURITIES -- Equity securities represent ownership interests in a company or corporation and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value.

FIXED INCOME SECURITIES -- Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.

FUTURE CONTRACTS AND OPTIONS ON FUTURE CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

The Portfolio may use futures contracts, and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired. They may also be used to minimize fluctuations in foreign currencies or to gain exposure to a particular market or instrument. The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

Index futures are futures contracts for various indices that are traded on registered securities exchanges. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract which has previously been "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts until a contract is closed out. However, there is no certainty that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying the futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge the underlying securities.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the Portfolio. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Portfolio will be engaged in futures transactions only for hedging purposes, the Adviser does not believe that the Portfolio will generally be subject to the risks of loss frequently associated with futures transactions. The Portfolio presumably would have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the fund securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and experience a decline in value of its fund securities. There is also the risk of loss by the Portfolio of margin deposits in the event of the bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with a demand notice period exceeding seven days, securities for which there is no secondary market, and repurchase agreements with durations over 7 days in length.

LOWER RATED SECURITIES --The Portfolio may invest in lower rated securities. Lower rated securities (I.E., high yield securities or junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Lower rated securities are defined as securities below the fourth highest rating category by a nationally recognized statistical rating organization ("NRSRO"). Such obligations are speculative and may be in default. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the Portfolio. Certain risk factors relating to high-yield, high-risk securities are discussed below.

     GROWTH OF HIGH-YIELD BOND, HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Portfolio's net asset value.

     PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

     LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     LEGISLATION. Federal laws require the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limit the deductibility of interest by certain corporate issuers of high-yield bonds. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.

     TAXES. The Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Portfolio and therefore is subject to the distribution requirements of the tax code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS -- Money market securities are high-quality, U.S. dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial papers; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

NON-DIVERSIFICATION -- Investment in the Portfolio, a non-diversified mutual fund, may entail greater risk than would investment in a diversified investment company because the concentration in securities of relatively few issuers could result in greater fluctuation in the total market value of the Portfolio's holdings. Any economic, political, or regulatory developments affecting the value of the securities the Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the portfolio securities were diversified among more issuers. The Portfolio intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In accordance with these requirements, the Portfolio will not invest more than 5% of its total assets in any one issuer; this limitation applies to 50% of the Portfolio's total assets.

OPTIONS --The Portfolio may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Portfolio, the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Portfolio of writing covered calls is that the Portfolio receives a premium that is additional income. However, if the security rises in value, the Portfolio may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. The Portfolio may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.

If a call option expires unexercised, the Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

The Portfolio will write call options only on a covered basis, which means that the Portfolio will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolio would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

REAL ESTATE INVESTMENT TRUSTS -- A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a

Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Portfolio invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Portfolio invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Portfolio's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES --The Portfolio may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which the Portfolio will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of the Portfolio's investments.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a person (e.g., the Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Portfolio, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A securities are securities re-sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.

SECURITIES LENDING -- In order to generate additional income, the Portfolio may lend its securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, in an amount at least equal to the market value of the loaned securities. Loans are made only to borrowers deemed by the Adviser to be in good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Portfolio may use the Distributor as a broker in these transactions.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED SECURITIES -- When-Issued securities are securities that involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Portfolio will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued obligations results in leveraging, and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. The Portfolio will establish a segregated account with the Custodian and maintain liquid assets in an amount at least equal in value to that Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Portfolio involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. Currently, the Portfolio intends to limit its commitments to purchase when-issued securities to less than 5% of its net assets.

OTHER INVESTMENTS

The Portfolio is not prohibited from investing in obligations of banks that are clients of SEI Investments Company ("SEI Investments"). However, the purchase of shares of the Portfolio by them or by their customers will not be a consideration in determining which bank obligations the Portfolio will purchase. The Portfolio will not purchase obligations of any of the advisers to the Portfolio. Distributions by the Portfolio out of income from taxable securities will generally be taxable to shareholders of such Portfolio as ordinary income.

INVESTMENT COMPANY SHARES

The Portfolio may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. The Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Portfolio expenses. Under applicable regulations, the Portfolio is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Portfolio owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Portfolio's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. Additionally, the Portfolio currently intends to limit its investment in shares of other investment companies to less than 5% of its net assets. See also "Investment Limitations."

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Portfolio that cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxes" in the Prospectus.

The Portfolio may not:

1. Purchase or sell real estate, except that the Portfolio may purchase securities issued by companies primarily engaged in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities of companies principally engaged in the real estate business.

2. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

3.   Acquire more than 10% of the voting securities of any one issuer.

4.   Invest in companies for the purpose of exercising control.

5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Portfolio may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio, and further provided that, to the extent that such borrowings exceed 5% of the Portfolio's total assets, all borrowings shall be repaid before the Portfolio makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Portfolio's total assets at the time the Portfolio makes such temporary borrowing. In addition, investment strategies that either obligate the Portfolio to purchase securities or require the Portfolio to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Portfolio from issuing multiple classes of shares in reliance on SEC rules or orders.

6. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
     (ii) enter into repurchase agreements; and (iii) lend its securities.

7. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Portfolio may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

The foregoing percentages will apply at the time of the purchase of a security.

In addition to the foregoing fundamental limitations, it is a fundamental policy of the Portfolio to concentrate in securities issued by companies primarily engaged in the real estate industry.

NON-FUNDAMENTAL POLICIES

The following investment limitation of the Portfolio is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval:

1. The Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets.

THE ADVISER

The Fund and Clarion CRA Securities, L.P. (the "Adviser") have entered into an advisory agreement with respect to the Portfolio (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser is a registered investment adviser and through its predecessors has been managing investments in real estate securities on behalf of institutional investors since 1984. Clarion CRA Securities, L.P. a wholly owned subsidiary of Nationale - Nederlanden Interfinance, B.V. and its subsidiaries (collectively, "ING"), a member of the ING Group. ING is a multinational, integrated financial services company based in the Netherlands . ING operates in more than 60 countries and has total assets of more than $450 billion. As of December 31, 1999, the Adviser had approximately $1.4 billion in assets under management. The principal business address of the Adviser is Suite 205, 259 North Radnor-Chester Road, Radnor, Pennsylvania 19087.

The Adviser uses a two part investment approach comprised of securities analysis and portfolio allocation. For securities analysis, the Adviser employs proprietary analytical techniques and databases to identify companies offering, in the Adviser's view, above-average investment value. For portfolio allocation purposes, CRA draws upon the proprietary private real estate market knowledge of its affiliate Clarion Partners, which manages approximately $6 billion of real estate on behalf of its pension clients. The Adviser uses systematic, top-down research to evaluate property market conditions and trends and to make judgements regarding which market sectors offer potentially attractive returns.

The Adviser serves as the investment adviser for the Portfolio under the Advisory Agreement with the Fund. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the investment program of the Portfolio,subject to the supervision of, and policies established by, the Trustees of the Fund.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fee for the Portfolio and to reimburse expenses of the Portfolio in order to limit total operating expenses to an annual rate of not more than 1.25% of average daily net assets for Class A shares and 1.00% of average daily net assets for Institutional shares. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time.

For the fiscal period ended October 31, 1997 and the fiscal years ended October 31, 1998 and October 31, 1999, the Adviser was paid $35,870, $232,000 and
$342,233 respectively, and waived fees of $84,679, $78,000 and $64,407, respectively, with respect to the Portfolio.

The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

PORTFOLIO MANAGERS

Kenneth D. Campbell and T. Ritson Ferguson, CFA have shared primary responsibility for managing the assets of the Portfolio since commencement of operations.

KENNETH D. CAMPBELL is the Chairman, Co-Chief Investment Officer and Co-Portfolio Manager of the Adviser. Mr. Campbell has been with the Adviser and its predecessors since 1969, and has managed real estate securities portfolios since 1980 for a select number of institutional and individual accounts. An MBA graduate with distinction from New York University and a BA from Capital University, Mr. Campbell founded and published REALTY STOCK REVIEW, an industry advisory service, from 1970 until its sale in 1990. He is the editor and principal author of several book-length investment studies of REITs, including REAL ESTATE INVESTMENT TRUSTS: AMERICA'S NEWEST BILLIONAIRES (1971). He received the REIT Industry Leadership Award from the National Association of Real Estate Investment Trusts (NAREIT) in 1996. He is a member of the New York and Philadelphia Societies of Security Analysts, the Real Estate Analyst's Group and an associate member of NAREIT.

T. RITSON FERGUSON, CFA is President, Co-Chief Investment Officer and Co-Portfolio Manager of the Adviser. Mr. Ferguson provides oversight of CRA's operations and is a member of the firm's Investment Policy Committee and Investment Committee. Mr. Ferguson has been a portfolio manager with the Adviser and its predecessors since 1992. Before joining CRA, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammell Crow Company where he was involved in all facets of the acquisition, development and management of commercial real estate since 1986. Mr. Ferguson also served as a Captain in the U.S. Air Force. He received his MBA with distinction from Wharton (University of Pennsylvania) and holds a B.S. from Duke University (summa cum laude, Phi Beta Kappa). Mr. Ferguson studied at Oxford University as an A.B. Duke Scholar. He is a member of the Financial Analysts of Philadelphia and an associate member of NAREIT. He is a Chartered Financial Analyst (CFA).

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") serves as the administrator of the Fund. The Administrator provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee from the Portfolio, which fee is calculated daily and paid monthly, at an annual rate of 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million. However, the Portfolio pays the Administrator a minimum annual fee of $75,000.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

For the fiscal period ended October 31, 1997 and the fiscal years ended October 31, 1998 and 1999, the Administrator received a fee of $38,014, $75,000 and $87,875 respectively, from the Portfolio and voluntarily waived fees of $24,486, $0 and $0, respectively.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated (a) by the mutual written agreement of the parties; (b) by either party of the Administration Agreement on 90 days' written notice, as of the end of the initial term or the end of any renewal term; (c) by either party of the Administration Agreement on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Administration Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to the Portfolio or the Fund, effective upon the liquidation of the Portfolio or the Fund, as the case may be.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-,
CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc.,
First

American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc.

If operating expenses of any Fund exceed limitations established by certain states, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a "regulated investment company" ("RIC") under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Fund are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of the Portfolio.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

CLASS A PLAN

Class A Shares of the Portfolio are subject to the terms of a distribution plan adopted in May 1998 (the "Class A Plan"). The Class A Plan provides that the Class A shares of the Portfolio will pay the Distributor a fee of .25% of the average daily net assets of the Class A shares which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, other subsidiaries and affiliates of Clarion CRA Securities, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class A Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of Class A shares or the provision of shareholder services with respect to Class A shares. The Fund intends to operate the Class A Plan in accordance with its terms and with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules") concerning sales charges.

The Fund has adopted the Class A Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Class A Plan must be approved annually by a majority of the Trustees of the Fund and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Class A Plan requires that quarterly written reports of amounts spent under the Class A Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Class A Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Class A shares of the Portfolio. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Qualified Trustees.

As of the fiscal year ended October 31, 1999, Class A shares were not available to investors.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 12th Street, Kansas City, MO 64105 serves as the Fund's transfer agent.

THE CUSTODIAN

First Union National Bank, 123 S. Broad Street, Philadelphia, Pennsylvania 19109 acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP serves as independent public accountants for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as legal counsel to the Fund.

TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund. The Fund pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following: The Achievement Funds

Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc., each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The Expedition Funds, and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* --1701 Market Street, Philadelphia, PA 19103-2921. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee** -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.

MARK E. NAGLE (DOB 10/20/59) -- Controller and Chief Financial Officer -- President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Fund Services, 1996- 1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995 - November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 - September 1995.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert, Price & Rhoads LLP (1997-1999). Associate at Richter, Miller & Finn LLP (1994-1997).

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- General Counsel of SEI Investments since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

JAMES R. FOGGO (DOB 06/30/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

LYNDA J. STRIEGEL (DOB 10/30/48) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary --1701 Market Street, Philadelphia, PA 19103-2921, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

RICHARD W. GRANT (DOB 10/25/45) -- Assistant Secretary -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Administrator and the Distributor.

---------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Portfolio as that term is defined in the 1940 Act.

**Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Portfolio.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal period ended October 31, 1999.

--------------------------------------------------------------------------------------------------------------------
                                                                                               Total Compensation
                                                                                               From Registrant and
                            Aggregate Compensation   Pension or                                Fund Complex* Paid
                            From Registrant for      Retirement Benefits    Estimated Annual   to Trustees for the
                            the Fiscal Year Ended    Accrued as Part of     Benefits Upon      Fiscal Year Ended
Name of Person, Position    October 31, 1999         Fund Expenses          Retirement         October 31, 1999
--------------------------------------------------------------------------------------------------------------------
John T. Cooney              $9,571.48                         N/A                  N/A         $9,571.48 for
                                                                                               services on 1 board
--------------------------------------------------------------------------------------------------------------------
**Frank E. Morris           $2,447.81                         N/A                  N/A         $2,447.81 for
                                                                                               services on 1 board
--------------------------------------------------------------------------------------------------------------------
Robert Patterson            $9,571.48                         N/A                  N/A         $9,571.48 for
                                                                                               services on 1 board
--------------------------------------------------------------------------------------------------------------------
Eugene B. Peters            $9,571.48                         N/A                  N/A         $9,571.48 for
                                                                                               services on 1 board
--------------------------------------------------------------------------------------------------------------------
James M. Storey, Esq.       $9,571.48                         N/A                  N/A         $9,571.48 for
                                                                                               services on 1 board
--------------------------------------------------------------------------------------------------------------------

George J. Sullivan          $7,123.67                         N/A                  N/A         $7,123.67 for
                                                                                               services on 1 board
--------------------------------------------------------------------------------------------------------------------
William M. Doran, Esq.      $0                                N/A                  N/A         $0 for service on 1
                                                                                               board
--------------------------------------------------------------------------------------------------------------------
Robert A. Nesher            $0                                N/A                  N/A         $0 for service on 1
                                                                                               board
--------------------------------------------------------------------------------------------------------------------


* For the purposes of this table, the Fund is the only investment company in the "Fund Complex."
** Retired December 31, 1998.

PERFORMANCE INFORMATION

From time to time, the Fund may advertise total return of the Portfolio. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future returns.

CLASSES OF SHARES AND PERFORMANCE
The performance figures for Class A shares will generally be lower than those for Institutional shares because of the shareholder servicing fees charged to Class A shares.

PERFORMANCE COMPARISONS

The Portfolio may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPUTATION OF YIELD

From time to time, the Fund may advertise yield and total return of the Portfolio. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Portfolio refers to the annualized income generated by an investment in that Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)-1] TO THE POWER OF 6, where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = theaverage daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1999 the Portfolio's yield was 6.85%.

CALCULATION OF TOTAL RETURN

The total return of the Portfolio refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T) TO THE POWER OF N= ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return;
n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

The average annual total returns for the Institutional shares of the Portfolio for the fiscal year ended October 31, 1999 and for the period from January 1, 1997 (commencement of operations) through October 31, 1999, were (3.70)% and (0.83)%, respectively.

PURCHASING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange is open for business. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. Shares of the Portfolio are offered on a continuous basis.

As discussed in the Prospectus, the minimum investment levels may be waived for certain classes of investors, including "rabbi trusts." A rabbi trust is a grantor trust established by an employer that can be used to fund certain deferred compensation plans. The assets of such trusts are subject to the employer's creditor's in bankruptcy.

REDEEMING SHARES

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Fund has obtained an exemptive order from the SEC that permits the Fund to make in-kind redemptions to those shareholders that are affiliated with the Fund solely by their ownership of a certain percentage of the Fund's investment portfolios.

A Shareholder will at all times be entitled to aggregate cash redemptions from all portfolios of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the Fund's net assets.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Portfolio are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. However, the service may also use a matrix system to determine valuations of certain securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolio and its shareholders that are not described in the Portfolio's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Portfolio's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

The Portfolio intends to qualify and elect to be treated as a regulated Investment company, (a "RIC") under Subchapter M of the Code. By following such a policy, the Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, the Portfolio must distribute at least 90% of its net investment income (generally, dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Portfolio controls and that are engaged in the same, similar or related trades or business. For purposes of the 90% of gross income requirement described above, investments in REITs are stock or securities.

Although the Portfolio intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Portfolio fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

PORTFOLIO DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Portfolio's earnings and profits. The Portfolio anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

The Portfolio may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held shares. If any such gains are retained, the Portfolio will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction only to the extent of the gross amount of qualifying dividends received by the Portfolio for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Because REIT distributions do not qualify for the dividends-received deduction, it is not expected that all Portfolio distributions will qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Portfolio in the year in which the dividends were declared.

The Portfolio will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Portfolio during the year, including the amount of dividends eligible for the corporate dividends-received deduction.


SALE OF PORTFOLIO SHARES

Generally, gain or loss on the sale of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Portfolio with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Portfolio that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

In certain cases, the Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; or (3) has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX

If the Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Portfolio will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Portfolio intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

The Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Portfolio. The Portfolio will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer the Portfolio best price and execution or other services which are of benefit to the Portfolio.

The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Portfolio.

TRADING PRACTICES AND BROKERAGE

The Fund selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Fund. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Fund may allocate out of all commission business generated by the fund and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Fund. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Portfolio may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the NASD rules, and subject to seeking best price and execution, the Portfolio, at the request of the Distributor, give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

It is expected that the Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the 1934 Act, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolio on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended October 31, 1999, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:

---------------------------------------------------------------------------------------
Total Dollar Amount of Brokerage             Total Dollar Amount of Transactions
Commissions for Research Services            Involving Directed Brokerage
                                             Commissions for Research Services
---------------------------------------------------------------------------------------
                 $10,719                                    $4,578,279
---------------------------------------------------------------------------------------


For the fiscal years ended October 31, 1997, 1998 and 1999, the Portfolio paid the following brokerage commissions:

---------------------------------------------------------------------------------------
        Total Brokerage Commissions          Amount Paid to SEI Investments(1)
---------------------------------------------------------------------------------------
     1997            1998          1999         1997          1998            1999
---------------------------------------------------------------------------------------
   $110,005        $182,799      $223,010       $317          $942            $642
---------------------------------------------------------------------------------------

* An asterisk indicates that the Portfolio had not commenced operations for the period indicated.
(1) The amounts paid to SEI Investments reflect fees paid in connection with repurchase agreement transactions.


For the fiscal years indicated, the Portfolio paid the following brokerage commissions:

--------------------------------------------------------------------------------------------------------------------
                                                                    % of Total          % of Total
 Total $ Amount of Brokerage       Total $ Amount of Brokerage       Brokerage          Brokerage
      Commissions Paid               Commissions Paid to          Commissions Paid      Transactions
                                      Affiliated Brokers              to the         Effected Through
                                                                     Affiliated      Affiliated Brokers
                                                                      Brokers
--------------------------------------------------------------------------------------------------------------------
    1997        1998      1999        1997     1998    1999            1999                 1999
--------------------------------------------------------------------------------------------------------------------
  $110,005    $182,799    $223,010     $0      $942    $642            .003%                .003%
--------------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Portfolio had not commenced operations as of the period indicated.

Because the Portfolio does not market its shares through intermediary brokers or dealers, it is the Portfolio's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Portfolio is required to identify any securities of its "regular brokers or dealers" (such term is defined in the 1940 Act, which the Portfolio has acquired during its most recent fiscal year). As of October 31, 1999, the Portfolio held [repurchase agreements valued at $831,761 with Morgan Stanley Incorporated.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Fund.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% AND 25% SHAREHOLDERS

As of February 1, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% and 25% or more of the Institutional Class of the Portfolio's shares.


SHAREHOLDER                                    NUMBER OF SHARES                   %

Dorrance H. Hamilton &                         599,654                            9.01%
Barbara Cobb Trustee
U/A March 15, 1996
Dorrance H. Hamilton Trust
200 Eagle Rd. Ste 316
Wayne, PA 19087-3115

Hep & Co.                                      357,568                            5.37%
P.O. Box 9800
Calabasas, CA 91372-0800

Yasuda Fire & Marine                           447,370                            6.72%
Insurance Co ltd
Global Securities Investment Dept
26-1 Nishi-Shinjuku 1-Chome
Shinjuku-Ku
Tokyo 160-8338 Japan

Union Theological Seminary                     530,222                            7.97%
Educational Institution
3041 Broadway
New York, NY 10027-5710

Abilene Christian University                   428,367                            6.44%
Attn:  Kent Rideout
ACU Box 29120
Abilene, TX 79699-0001

US Bank National Association Cust              379,343                            5.70%
FBO Food Brands Amer Inc Master TR
U/A 10/01/1995
A/C 21707701
PO Box 64010
Saint Paul, MN 55164-0010

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements incorporated by reference have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, in reliance upon the authority of said firm as experts in giving said reports.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 1999, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference in reliance upon the authority of said firm as experts in giving said report. A copy of the 1999 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualifies as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by S&P and Moody's, respectively.

A-1 - This is S&P's highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

PRIME-1 - Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                     TRUST:
                         THE ADVISORS' INNER CIRCLE FUND

                                     FUNDS:
                                 FMC SELECT FUND
                            FMC STRATEGIC VALUE FUND

                               INVESTMENT ADVISER:
                               FIRST MANHATTAN CO.

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the FMC Select Fund (the "Select Fund") and the FMC Strategic Value Fund (the "Strategic Value Fund")(each a "Fund" and collectively, the "Funds"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Funds and should be read in conjunction with each Fund's prospectus dated March 1, 2000. A prospectus for a Fund may be obtained by calling 1-877-FMC-4099 (877-362-4099).

                                TABLE OF CONTENTS

THE TRUST AND THE FUNDS...................................................S-3
INVESTMENT OBJECTIVES.....................................................S-3
GENERAL INVESTMENT POLICIES...............................................S-3
DESCRIPTION OF PERMITTED INVESTMENTS......................................S-7
INVESTMENT LIMITATIONS...................................................S-19
THE ADVISER..............................................................S-21
THE ADMINISTRATOR........................................................S-23
THE DISTRIBUTOR..........................................................S-24
THE TRANSFER AGENT.......................................................S-25
THE CUSTODIAN............................................................S-25
INDEPENDENT PUBLIC ACCOUNTANTS...........................................S-25
LEGAL COUNSEL............................................................S-25
TRUSTEES AND OFFICERS OF THE TRUST.......................................S-25
PERFORMANCE INFORMATION..................................................S-29
COMPUTATION OF YIELD.....................................................S-29
CALCULATION OF TOTAL RETURN..............................................S-30
PURCHASING SHARES........................................................S-30
REDEEMING SHARES.........................................................S-30
DETERMINATION OF NET ASSET VALUE.........................................S-31
TAXES    ................................................................S-31
FUND TRANSACTIONS........................................................S-34
TRADING PRACTICES AND BROKERAGE..........................................S-36
DESCRIPTION OF SHARES....................................................S-38
SHAREHOLDER LIABILITY....................................................S-38
LIMITATION OF TRUSTEES' LIABILITY........................................S-38
5% AND 25% SHAREHOLDERS..................................................S-39
EXPERTS  ................................................................S-39

FINANCIAL STATEMENTS.....................................................S-39
APPENDIX ...............................................................A - 1

March 1, 2000

FMC-F-006-02

THE TRUST AND THE FUNDS

This Statement of Additional Information ("SAI") relates only to the FMC Select Fund (the "Select Fund") and the FMC Strategic Value Fund (the "Strategic Value Fund") (each a "Fund" and collectively, the "Funds"). Each Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectuses offering shares of the Funds.

The Funds pay their (i) operating expenses, including fees of their service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

INVESTMENT OBJECTIVES

The Select Fund seeks a favorable rate of return principally through capital appreciation and, to a limited degree, through current income. The Strategic Value Fund seeks to obtain long-term capital appreciation by investing in a portfolio of equity securities. The Funds' investment objectives are fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Funds will be able to achieve their investment objectives.

GENERAL INVESTMENT POLICIES

SELECT FUND

The Select Fund invests principally in equity securities, and to a limited degree in fixed income securities, including money market instruments. The Select Fund ordinarily will invest a predominant portion of its assets (75%-85%) in equity securities and the remainder in fixed income securities, including money market instruments. The exact percentage of the Select Fund's assets invested in equity and fixed income securities will vary from time to time in accordance with the Adviser's assessment of investment opportunities.

EQUITY SECURITIES. The equity securities in which the Select Fund may invest are common stocks, preferred stocks, and convertible securities of domestic companies, as well as warrants to purchase such securities. The Adviser may also purchase U.S. dollar-denominated equity securities (including depositary receipts) and preferred stocks (including preferred stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stocks, and shares of closed-end investment companies. The Select Fund may purchase equity securities that are traded on registered exchanges or the over-the-counter market in the United States.

In selecting equity securities for the Select Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities of companies with strong balance sheets, favorable returns on equity and businesses of which the Adviser has an understanding, and in equity securities of companies where all of these factors may not be present, but whose shares nevertheless sell at a market valuation below their perceived intrinsic value.

FIXED INCOME SECURITIES. The fixed income securities that may be purchased by the Select Fund include: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); (ii) dollar denominated corporate bonds and debentures of U.S. and foreign companies that are rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's"), or are unrated but of comparable quality as determined by the Adviser; (iii) mortgage-backed securities that are issued or guaranteed by governmental or non-governmental entities or that are privately-issued collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the top two categories by S&P or Moody's;
(iv) high quality commercial paper; (v) securities issued by the Government of Canada and supranational agencies such as the World Bank; (vi) asset-backed securities rated in one of the top two categories by S&P or Moody's; (vii) short-term debt obligations of U.S. and foreign banks; (viii) zero coupon securities; (ix) money market instruments; (x) repurchase agreements; and (xi) fixed income securities issued by a municipality the interest payments on which are not exempt from U.S. federal income tax.

Debt rated BBB- by S&P is regarded as having an adequate capacity to pay interest and repay principal. In S&P's view, whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Bonds rated Baa3 by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the view of Moody's, such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. In the event any fixed income security held by the Select Fund is downgraded below the applicable rating category set forth above, the Adviser will review the security and determine whether to retain or dispose of it.

In selecting fixed income securities for the Select Fund, the Adviser will seek added returns from the long-term compounding of incremental yields rather than from attempting to anticipate bond market price swings. The sources of incremental returns are (1) the higher yields on corporate and government agency securities compared to U.S. Treasury securities and (2) mispriced prepayment options. The fixed income component of the Select Fund ordinarily will consist of securities with a duration of up to eight years. Interest rate forecasting will not play a significant role in the Adviser's fixed income investment strategy.

STRATEGIC VALUE FUND

The Strategic Value Fund invests in equity securities which the Adviser believes offer the possibility of increase in value, primarily common stocks that meet the criteria described below.

In selecting equity securities for the Strategic Value Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities by carefully scrutinizing financial statements with particular attention to the quality of cash flow and an evaluation of stocks selling at a discount to estimated private market values. The Adviser emphasizes companies where it perceives it has a substantial understanding of both the industry and the business in which the company operates. In addition, the Adviser will concentrate its efforts on companies where a catalyst has been identified which the Adviser believes can have a significant impact on the price of the security. Such catalysts include spin-offs, corporate restructurings, divestiture programs, share repurchases, merger and acquisition activity and significant changes in management or key personnel.

The Strategic Value Fund may invest in common stocks, preferred stocks and convertible securities of domestic companies, as well as warrants to purchase such securities that are traded on registered exchanges or the over-the-counter market in the United States. The Strategic Value Fund may also purchase equity securities (including depositary receipts) and preferred stocks (including depositary stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stock of such companies.

Although the Strategic Value Fund's portfolio will normally be fully invested in equity securities (other than as considered appropriate for cash reserves), for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, up to 100% of the Strategic Value Fund's assets may be held in cash or cash equivalents. In general, cash or cash equivalents will be held in U.S. Treasury bills, high quality commercial paper, certificates of deposit and money market instruments.

AUXILIARY POLICIES OF THE FUNDS

Although not primary strategies employed by the Adviser in managing the Funds, the Funds may engage in a number of investment practices in order to meet their investment objectives. In this regard, the Funds may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Funds may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

The Funds may purchase securities denominated in foreign currencies in amounts up to 10% of its total assets. The Funds do not have a corresponding limitation with respect to foreign securities denominated in U.S. dollars.

The Select Fund may also invest up to 5% of its total assets in convertible debt securities rated Caa or higher by Moody's or CCC or higher by S&P, Duff & Phelps Corporation or Fitch IBCA. While the Adviser will purchase such securities with a view to the capital appreciation potential associated with the underlying equity security, below investment- grade issues, otherwise known as "junk bonds," present special risks. See the "Description of Permitted Investments."

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser may invest up to 100% of the Funds' assets in cash or money market instruments.

It is anticipated that the annual portfolio turnover rate for the Funds will not exceed 100%. For the fiscal years ended October 31, 1997, 1998 and 1999, the portfolio turnover rate for the Select Fund was 21.71%, 29.72% and 26.23%, respectively. For the fiscal period ended October 31, 1998, and the fiscal year ended October 31, 1999 the portfolio turnover rate for the Strategic Value Fund was 6.85% and 11.85%, respectively.

For a description of the permitted investments of the Funds and the associated risk factors, see "Description of Permitted Investments." For a description of ratings, see the "Appendix."

DESCRIPTION OF PERMITTED INVESTMENTS

ASSET-BACKED SECURITIES

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANK OBLIGATIONS

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, custodial receipts, and time deposits. Eurodollar and Yankee Bank Obligations are U.S.
dollar-denominated certificates of deposit or time deposits issued outside the U.S. by foreign branches of U.S. banks or by foreign banks.

COMMERCIAL PAPER

Unsecured short-term promissory notes issued by corporations and other entities. The maturities on these issues vary from a few days to nine months.

COMMON AND PREFERRED STOCKS

Common and preferred stocks represent units of ownership in a corporation. Owners of common stock typically are entitled to vote on important matters. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate. Preferred stock has a prior claim to common stockholders with respect to dividends.

CONVERTIBLE SECURITIES

Convertible securities are securities issued by corporations that are exchangeable for a set number of another security at a prestated price. The market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call option provisions.

HIGH RISK, HIGH YIELD CONVERTIBLE SECURITIES -- Fixed income securities (including convertible securities) rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Select Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

EQUITY SECURITIES

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. An investment in a Fund may therefore be more suitable for long-term investors.

THE EURO

On January 1, 1999, the European Monetary Union (EMU) implemented a new currency unit, the Euro. The countries initially converting or tying their currencies to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal, and Spain. Financial transactions and market information, including share quotations and company accounts, in participating countries are denominated in Euros. Approximately 46% of the stock exchange capitalization of the total European market is now reflected in Euros, and participating governments now issue their bonds in Euros. Monetary policy for participating countries is now uniformly managed by a new central bank, the European Central Bank (ECB).

Although it is not possible to predict the impact of the Euro conversion on the Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Adviser may need to adapt investment strategies accordingly. The process of implementing the Euro also may adversely affect financial markets worldwide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

FIXED INCOME SECURITIES

The market value of the fixed income investments in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

A Fund may use futures contracts, and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired. They may also be used to minimize fluctuations in foreign currencies or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

Index futures are futures contracts for various indices that are traded on registered securities exchanges. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract which has previously been "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts until a contract is closed out. However, there is no certainty that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying the futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge the underlying securities.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds will be engaged in futures transactions only for hedging purposes, the Adviser does not believe that the Funds will generally be subject to the risks of loss frequently associated with futures transactions. The Funds presumably would have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the fund securities being hedged. It is also possible that the Funds could both lose money on futures contracts and experience a decline in value of its fund securities. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy of a broker with whom the Funds have an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

INVESTMENT COMPANY SECURITIES

A Fund's purchase of investment company securities will result in the layering of expenses. The Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, a Fund owns in the aggregate (1) more than 3% of the total outstanding voting stock of the acquired company, (2) securities issued by the acquired company having an aggregate value of 5% of the value of the total assets of the Fund, or (3) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

MONEY MARKET INSTRUMENTS

These high quality, short-term debt instruments consist of U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by high quality banks or savings & loan associations; commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and floating mortgages.

         GOVERNMENT PASS-THROUGH SECURITIES

         These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae, and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, FHLMC has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

         Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

         PRIVATE PASS-THROUGH SECURITIES

         Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

         CMOs

         CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S.

         Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

         Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

         STRIPPED MORTGAGE-BACKED SECURITIES

         Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.

         The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         DETERMINING MATURITIES OF MORTGAGE-BACKED SECURITIES

         Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment for a Fund, it will be deemed to have a remaining maturity equal to its average life as estimated by that Fund's Adviser. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by an Advisor will be the actual average life.

OPTIONS

A Fund may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Funds of writing covered calls is that the Funds receive a premium which is additional income. However, if the security rises in value, the Funds may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

The Funds will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Funds will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (E.G., a Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the appropriate Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

SECURITIES OF FOREIGN ISSUERS -- A Fund may purchase securities of foreign issuers (including American Depositary Receipts or "ADRs") that are traded on registered exchanges or the over-the-counter market in the United States, and may purchase securities denominated in foreign securities in amounts up to 10% of its total net assets.

ADRs are typically issued by a U.S. financial institution and evidence ownership of underlying securities issued by a foreign issuer. Investments in securities of foreign issuers are subject to special risks such as future adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, greater fluctuation in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions. Foreign securities issuers are often subject to accounting treatment and engage in business practices different from those respecting domestic securities issuers.

SECURITIES LENDING

Each Fund may lend securities pursuant to agreements which require that the loans be continuously secured by collateral at all times equal to 100% of the market value of the loaned securities which consists of: cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest and dividends on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the appropriate Adviser to be of good standing and when, in the judgment of that Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker-dealer affiliate of an Adviser as a broker in these transactions.

U.S. GOVERNMENT AGENCY OBLIGATIONS

U.S. Government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Agencies of the United States Government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury. They also consist of separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the appropriate Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The appropriate Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

WARRANTS

Warrants give holders the right, but not the obligation, to buy shares of a company at a given price, usually higher than the market price, during a specified period.

WHEN-ISSUED SECURITIES

When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment to purchase.

Although a Fund will only make commitments to purchase when-issued securities with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the appropriate custodian, and a Fund will maintain high quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's usual expenses. See also "Investment Limitations."

INVESTMENT LIMITATIONS

The following policies, except for policies 1, 2, 5, 8, 10 and 12, are non-fundamental policies of each Fund. Non-fundamental polices may be changed or eliminated by the Trust's Board of Trustees without a vote of a Fund's shareholders. Policies 3, 4, 6, 7, 9,

11, and 13 are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" of a Fund or the Trust, respectively, means the vote of (i) 67% or more of a Fund's or the Trust's shares present at a meeting, if more than 50% of the outstanding shares of a Fund or the Trust are present or represented by proxy; or (ii) more than 50% of a Fund's or the Trust's outstanding shares, whichever is less.

No Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in U.S. Government securities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry, (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry, and (iii) supranational entities will be considered to represent one industry.

3.       Acquire more than 10% of the voting securities of any one issuer.

4.       Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Borrowings from a bank require asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. All borrowings in excess of 5% of total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

6. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities, and may enter into repurchase agreements, as described in the Prospectus and in this Statement of Additional Information.

7. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests or commodities provided that this shall not prevent a Fund from investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, and real estate investment trusts which deal in real estate or interests therein, and provided further that this shall not prevent a Fund from investing in commodities contracts relating to financial instruments.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and may sell securities short "against the box."

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

11. Invest its assets in securities of any investment company, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to an order of exemption therefrom.

12. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

13. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

In addition, the following are non-fundamental limitations. Each Fund may not invest more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days, at approximately the value at which a Fund has valued the instrument. Illiquid securities include repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

The Trust and First Manhattan Co. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser is a professional investment management firm organized as a limited partnership that was founded in 1964. Because of the amount of his ownership of the firm's outstanding partnership interests, Mr. David S. Gottesman is deemed to control the Adviser. As of January 1, 2000, the Adviser had management authority with respect to approximately $8 billion of assets. The principal business address of the Adviser is 437 Madison Avenue, New York, New York 10022.

The Adviser serves as the investment adviser to each Fund pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. In addition to advising the Funds, the Adviser provides advisory services to individuals, partnerships, trusts, pension and other employee benefit plans, and eleemosynary and other institutions.

Bernard C. Groveman, CFA, and A. Byron Nimocks, general partners of the Adviser since 1994 and 1990, respectively, have managed the equity component of the Select Fund since the Select Fund commenced operations. From 1990-1993, Mr. Groveman was a Managing Director of the Adviser.

William K. McElroy, a Managing Director of the Adviser, has managed the fixed income component of the Select Fund since the Select Fund commenced operations. Mr. McElroy has been a portfolio manager with the Adviser since 1987.

Edward I. Lefferman, CFA, a Managing Director of the Adviser, manages the Strategic Value Fund. Mr. Lefferman has been a portfolio manager with the Adviser since 1986.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Select Fund and 1.00% of the average daily net assets of the Strategic Value Fund. The Adviser has voluntarily agreed to waive a portion of its advisory fee and reimburse the Funds in order to limit total operating expenses of the Select Fund to not more than 1.10% and the Strategic Value Fund to not more than 1.30% of their average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its fee waiver and reimbursement agreements at any time.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Select Fund paid the Adviser $458,786, $759,767 and $906,000, respectively, and for the fiscal years ended October 31, 1997, 1998 and 1999, the Adviser waived fees of $46,194, $13,436 and $0, respectively. For the fiscal period ended October 31, 1998, and fiscal year ended October 31, 1999, the Strategic Value Fund paid the Adviser $0 and $0, respectively, and the Adviser waived fees of $10,032 and $94,437, respectively. For the fiscal year ended October 31, 1999, the Adviser reimbursed fees of $0 to the Select Fund and for the fiscal year ended October 31, 1999, the Adviser reimbursed $34,000 to the Strategic Value Fund.

The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets for each Fund. The Administrator's fee is subject to an annual minimum of $75,000 per Fund. The Administrator voluntarily agreed to reduce this minimum to $27,500 for the Strategic Value Fund for the fiscal year ending October 31, 2000.

The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Select Fund paid to the Administrator fees of $126,246, $167,411 and $170,000, respectively. For the fiscal period ended October 31, 1998, and the fiscal year ended October 31, 1999, the Strategic Value Fund paid to the Administrator fees of $5,726 and $27,500, respectively, and the Administrator waived fees of $9,891 and $49,835, respectively.

The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-,
CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates
Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance
Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for the distribution of shares of the Funds.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Strategic Value Fund has adopted a shareholder servicing plan for shares (the "Service Plan") under which a shareholder servicing fee of up to .25% of average daily net assets attributable to shares will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing the following shareholder services: subaccounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fees it receives and the amount it pays to third parties. The Distributor may utilize any sub-distributor to perform any of the services under the Service Plan.

Services under the Service Plan may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments;

assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.

No compensation is paid to the Distributor for distribution services or shareholder services for the Select Fund. The Strategic Value Fund paid $0 under the Service Plan for the fiscal period ended October 31, 1999.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 12th Street, Kansas City, MO 64105 serves as the Trust's transfer agent.

THE CUSTODIAN

First Union National Bank, 123 South Broad Street, Philadelphia, Pennsylvania 19109 acts as custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP serves as independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund. The Fund pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax
Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc., each of which is an open-end management investment company managed by SEI Investments Mutual
Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees*
-- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The Expedition Funds, and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* --1701 Market Street, Philadelphia, PA 19103-2921. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee** -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.

MARK E. NAGLE (DOB 10/20/59) -- Controller and Chief Financial Officer -- President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Fund Services, 1996- 1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995 - November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 - September 1995.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert, Price & Rhoads LLP (1997-1999). Associate at Richter, Miller & Finn LLP (1994-1997).

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- General Counsel of SEI Investments since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

JAMES R. FOGGO (DOB 06/30/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate,

Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

LYNDA J. STRIEGEL (DOB 10/30/48) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary --1701 Market Street, Philadelphia, PA 19103-2921, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

RICHARD W. GRANT (DOB 10/25/45) -- Assistant Secretary -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Administrator and the Distributor.

------------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Portfolio as that term is defined in the 1940 Act.

**Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Portfolio.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal period ended October 31, 1999:

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   Total Compensation
                           Aggregate                                                               From Registrant and
                           Compensation From          Pension or Retirement                        Fund Complex* Paid
                           Registrant for the Fiscal  Benefits Accrued as      Estimated Annual    to Trustees for the
Name of Person,            Year Ended October 31,     Part of Fund             Benefits Upon       Fiscal Year Ended
Position                   1999                       Expenses                 Retirement          October 31, 1999
-------------------------------------------------------------------------------------------------------------------------
John T. Cooney             $9,571.48                           N/A                    N/A          $9,571.48 for
                                                                                                   services on 1 board

**Frank E. Morris          $2,447.81                            N/A                    N/A         $2,447.81 for
                                                                                                   services on 1 board

Robert Patterson           $9,571.48                            N/A                    N/A         $9,571.48 for
                                                                                                   services on 1 board

Eugene B. Peters           $9,571.48                            N/A                    N/A         $9,571.48 for
                                                                                                   services on 1 board

James M. Storey, Esq.      $9,571.48                            N/A                    N/A         $9,571.48 for
                                                                                                   services on 1 board

George J. Sullivan         $7,123.67                            N/A                    N/A         $7,123.67 for
                                                                                                   services on 1 board

William M. Doran, Esq.     $0                                   N/A                    N/A         $0 for service on 1
                                                                                                   board

Robert A. Nesher           $0                                   N/A                    N/A         $0 for service on 1
                                                                                                   board
-------------------------------------------------------------------------------------------------------------------------

* For the purposes of this table, the Fund is the only investment company in the "Fund Complex."
** Retired December 31, 1998.

PERFORMANCE INFORMATION

From time to time, the Trust may advertise the yield and total return of the Select Fund and the Total return of the Strategic Value Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns.

PERFORMANCE COMPARISONS

The Funds may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPUTATION OF YIELD

The yield of a Fund refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2 [((a-b)/cd + 1) to the power of 6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1999, the yield for the Select Fund was .65%, and the yield for the Strategic Value Fund was .43%.

CALCULATION OF TOTAL RETURN

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended October 31, 1999, the three year period ended October 31, 1999 and for the period from May 8, 1995 (commencement of operations) through October 31, 1999, the average annual total return for the Select Fund was 18.18%, 19.20% and 20.73%, respectively. The cumulative total return for the Select Fund from May 8, 1995 through October 31, 1999 was 132.25%. For the fiscal year ended October 31, 1999 and for the period commencing August 17, 1998 (commencement of operations) and ending October 31, 1999, the average annual total return of the Strategic Value Fund was .26% and 3.73%, respectively. The cumulative total return for the Strategic Value Fund from August 17, 1998 through October 31, 1999 was 4.52.

PURCHASING SHARES

Purchases and redemptions may be made through the Transfer Agent on any Business Day. Shares of each Fund are offered on a continuous basis. Currently, the Funds are closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

REDEEMING SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind, readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those Shareholders that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

A Shareholder will at all times be entitled to aggregate cash redemptions from all portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Funds are valued by the Administrator. The Administrator uses an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and its shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

Each Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (generally, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that each Fund controls or that are engaged in the same, similar or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

Although the Funds intend to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of the Fund's earnings and profits. The Funds anticipate that it will distribute substantially all of its investment company taxable income for each taxable year.

A Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held shares. If any such gains are retained, a Fund will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction only to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, such distributions will generally qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by a Fund in the year in which the dividends were declared.

The Funds will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by a Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF FUND SHARES

Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; or (3) has failed to certify to that Fund that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX

If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), a Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Funds intend to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FUND TRANSACTIONS

The Funds have no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Trust, the Adviser is responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

The money market instruments in which each Fund may invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Fixed income securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing fixed income portfolio securities transactions of the Funds will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising a Fund. For the fiscal year ended October 31, 1999, the Select Fund directed all of its brokerage to the Adviser, and for the fiscal period ended October 31, 1999, the Strategic Value Fund directed all of its brokerage to the Adviser.

TRADING PRACTICES AND BROKERAGE

The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act") higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Each Fund may execute brokerage or other agency transactions through the Adviser, and may execute agency transactions through the Distributor, for a commission in conformity with the Investment Company Act of 1940, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Adviser and the Distributor are permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange. These rules further require that commissions paid to the Adviser or the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of a Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Adviser and the Distributor and will review these procedures periodically.

For the fiscal year and the fiscal period ended October 31, 1998, and the fiscal year ended October 31, 1999 the Select Fund and the Strategic Value Fund, respectively, paid no brokerage commissions to the Distributor. For the fiscal years ended October 31, 1998 and October 31, 1999, all securities transactions for the Select Fund were directed to the Adviser. For the fiscal years ended October 31, 1997, 1998 and 1999, the Select Fund paid $60,672, $97,874 and
$91,347, respectively, in commissions to the Adviser. For the fiscal period ended October 31, 1998, and the fiscal year ended October 31,1999, the Strategic Value Fund paid $12,304 and $21,512, respectively, in commissions to the Adviser.

For the fiscal year ended October 31, 1999, no commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers in return for research services provided by the brokers.
For the fiscal period and years indicated, the Funds paid the following brokerage commissions:

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                                                           % of Total          % of Total
                            Total $ Amount of                 Total $ Amount of             Brokerage           Brokerage
       Fund               Brokerage Commissions             Brokerage Commissions          Commissions        Transactions
                                  Paid                   Paid to Affiliated Brokers(1)       Paid to the          Effected
                                                                                           Affiliated            Through
                                                                                            Brokers(1)           Affiliated
                                                                                                                Brokers(1)
                     --------------------------------------------------------------------------------------------------------
                       1997       1998       1999        1997       1998       1999           1999                1998
                       ----       ----       ----        ----       ----       ----           ----                ----
    Select Fund       $60,672    $97,874    $91,346     $60,672    $97,874    $91,346         100%                100%
     Strategic           *       $12,304    $21,512        *       $12,304    $21,512         100%                100%
    Value Fund
-----------------------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated. (1) The Funds effected all Fund transactions through the brokerage facilities of FMC, a registered broker-dealer.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% AND 25% SHAREHOLDERS

As of January 31, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the Funds' shares. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.


Fund                                Shareholder                        Number of Shares                   %
----                                -----------                        ----------------                   -
FMC SELECT FUND

                                    First Manhattan Co.                1,272,460                          19.58%
                                    Thrift Plan and Trust
                                    Attn:  Neal K. Stearns
                                    437 Madison Avenue
                                    New York, NY 10022-7001

FMC STRATEGIC VALUE FUND

                                    First Manhattan Co.                466,781                            47.30%
                                    Thrift Plan and Trust
                                    Attn:  Neal K. Stearns
                                    437 Madison Avenue
                                    New York, NY 10022-7001

EXPERTS

The financial statements of the Trust have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements of the Select Fund and Strategic Value Fund for the fiscal year ended October 31, 1999,including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the Annual Report to Shareholders of the relevant Fund must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

A-1 - This is S&P's highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

PRIME-1 - Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by S&P and Moody's, respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualifies as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB rating.

Debt rated CCC has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and/or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B rating.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds rated Baa by Moody's are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      FUND:
                         THE ADVISORS' INNER CIRCLE FUND

                                   PORTFOLIOS:
                              HGK FIXED INCOME FUND
                              HGK EQUITY VALUE FUND
                             HGK MID CAP VALUE FUND

                               INVESTMENT ADVISER:
                           HGK ASSET MANAGEMENT, INC.

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the HGK Fixed Income Fund, HGK Equity Value Fund and the HGK Mid Cap Value Fund (each a "Portfolio" and collectively, the "Portfolios"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Fund") and the Portfolios and should be read in conjunction with the Portfolios' Prospectus dated March 1, 2000. The Prospectus for the Portfolios may be obtained by calling 1-800-932-7781.

                                TABLE OF CONTENTS

THE FUND ................................................................ S-1
INVESTMENT OBJECTIVES AND POLICIES....................................... S-1
DESCRIPTION OF PERMITTED INVESTMENTS..................................... S-5
INVESTMENT LIMITATIONS................................................... S-17
THE ADVISER.............................................................. S-19
HGK FIXED INCOME FUNDS .................................................. S-19
THE ADMINISTRATOR........................................................ S-20
THE DISTRIBUTOR.......................................................... S-21
THE TRANSFER AGENT....................................................... S-22
THE CUSTODIAN............................................................ S-22
INDEPENDENT PUBLIC ACCOUNTANTS........................................... S-23
LEGAL COUNSEL............................................................ S-23
TRUSTEES AND OFFICERS OF THE FUND........................................ S-23
PERFORMANCE INFORMATION.................................................. S-27
COMPUTATION OF YIELD..................................................... S-27
CALCULATION OF TOTAL RETURN.............................................. S-27
PURCHASING SHARES........................................................ S-28
REDEEMING SHARES......................................................... S-28

DETERMINATION OF NET ASSET VALUE......................................... S-28
TAXES.................................................................... S-29
PORTFOLIO TRANSACTIONS................................................... S-31
TRADING PRACTICES AND BROKERAGE.......................................... S-32
DESCRIPTION OF SHARES.................................................... S-35
SHAREHOLDER LIABILITY.................................................... S-35
LIMITATION OF TRUSTEES' LIABILITY........................................ S-35
5% AND 25% SHAREHOLDERS.................................................. S-36
EXPERTS.................................................................. S-37
FINANCIAL STATEMENTS..................................................... S-37

May 24, 2000
HGK-F-007-01

                                    THE FUND

This Statement of Additional Information relates only to the HGK Fixed Income Fund, HGK Equity Value Fund and the HGK Mid Cap Value Fund (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a diversified investment management company. As of the date of this Statement of Additional Information, the HGK Mid Cap Value Fund had not yet commenced the continuous offering of its shares. The Portfolios are separate series of The Advisors' Inner Circle Fund (the "Fund"), an open-end investment management company, established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolios.

Each Portfolio pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses and pays additional expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses not attributable to a specific portfolio are allocated across all of the portfolios on the basis of relative net assets.

                       INVESTMENT OBJECTIVES AND POLICIES

HGK FIXED INCOME FUND

The Portfolio seeks total return through current income and capital appreciation, consistent with the preservation of capital. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Portfolio will be able to achieve this investment objective.

The Portfolio will normally invest at least 65% of its total assets in the following U.S. dollar denominated fixed income securities: (i) U.S. Treasury obligations, including Separately Traded Registered Interest and Principal Securities ("STRIPS"); (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (iii) corporate bonds and debentures issued by U.S. issuers and, at the time of purchase, rated in one of the four highest rating categories assigned by a nationally recognized statistical rating organization (an "NRSRO") such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff") or Fitch IBCA. ("Fitch IBCA"), or, if not rated, determined to be of comparable quality by the Adviser.

The Portfolio may also invest up to 35% of its total assets in corporate bonds and debentures issued by foreign issuers, securities of the government of Canada and its provincial and local governments, and securities of foreign governments, collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and asset-backed securities meeting the rating quality criteria described above. Under normal conditions, the Portfolio may also hold up to 20% of its total assets in cash or invest in repurchase agreements or money market instruments, described below under "In General," in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. The Portfolio may also invest up to 5% of its net assets in stripped mortgage-backed securities, including securities that receive interest-only payments and other securities that receive principal-only payments.

The Portfolio may purchase zero coupon obligations and securities that pay interest on a variable or floating rate basis. The Portfolio may invest up to 15% of its net assets in restricted securities.

The Adviser may purchase securities with any stated remaining maturity. However, under normal circumstances, the Portfolio expects to maintain an average duration of approximately 5 years. In determining the maturity of mortgage-backed securities, the Portfolio will use the expected life of such securities, which is based upon the anticipated prepayment patterns of the underlying mortgages.

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments, consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by S&P or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies.

The Adviser seeks to achieve the Portfolio's investment objective by outperforming the Lehman Government Corporate Bond Index while taking less risk and protecting the Portfolio's principal. The Adviser attempts to maintain a relatively duration-neutral posture versus the Lehman Government Corporate Bond Index (that is, maintaining a maximum 10% over- or under-weighting relative to the duration of such Index), while adding value through the overweighting of particular sectors or areas of the yield curve. The Adviser believes that by not including large interest rate bets or sizable duration shifts in its strategy, it can reduce the volatility of returns and limit the loss of principal.

Debt rated BBB or Baa is regarded as having an adequate capacity to pay interest and repay principal. (Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.)

In the event any security held by the Portfolio is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security.

A portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy of finding market pricing inefficiencies rather than forecasting interest rates. The Adviser may sell securities held for a short time in order to take advantage of what the Adviser believes to be temporary disparities in normal yield relationships between securities. A portfolio turnover rate in excess of 100% may result in higher transaction costs to the Portfolio and may increase the amount of taxes payable by the Portfolio's shareholders. For the fiscal years ended October 31 1997, 1998 and 1999, the portfolio turnover rate for the Portfolio was 256.52%, 173.93% and 322.36%, respectively.

HGK EQUITY VALUE FUND

The Portfolio seeks long-term capital appreciation. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Portfolio will be able to achieve its investment objectives.

The Portfolio will normally invest at least 65% of its assets in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). The Portfolio may also invest in preferred stocks and convertible securities of domestic companies, as well as warrants to purchase such securities that are traded on registered exchanges or the over-the-counter market in the United States, as well as equity securities (including depositary receipts) and preferred stocks (including depositary stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stock of such companies.

Although the Portfolio will normally be fully invested in equity securities (other than as considered appropriate for cash reserves), for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, up to 100% of the Portfolio's assets may be held from time to time in cash or cash equivalents. In general, cash or cash equivalents will be held in U.S. Treasury bills, high quality commercial paper, certificates of deposit and money market instruments, consisting of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by S&P or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies.

AUXILIARY POLICIES OF THE HGK EQUITY VALUE FUND

Although not primary strategies employed by the Adviser in managing the Portfolio, the Portfolio may engage in a number of investment practices in order to meet their investment objectives. In this regard, the Portfolio may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Portfolio may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

The Portfolio may purchase securities denominated in foreign currencies in amounts up to 10% of its total assets. The Portfolio does not have a corresponding limitation with respect to foreign securities denominated in U.S. dollars.

For a description of the permitted investments of the Portfolio and the associated risk factors, see "Description of Permitted Investments."

MID CAP VALUE FUND

The Portfolio seeks long-term capital appreciation. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Portfolio will be able to achieve its investment objectives.

The Portfolio will normally invest at least 65% of its assets in common stocks of established U.S. companies with medium market capitalizations (between $1 billion and $5 billion). The Portfolio may also invest in preferred stocks and convertible securities of domestic companies, as well as warrants to purchase such securities that are traded on registered exchanges or the over-the-counter market in the United States, as well as equity securities (including depositary receipts) and preferred stocks (including depositary stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stock of such companies.

Although the Portfolio will normally be fully invested in equity securities (other than as considered appropriate for cash reserves), for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, up to 100% of the Portfolio's assets may be held from time to time in cash or cash equivalents. In general, cash or cash equivalents will be held in U.S. Treasury bills, high quality commercial paper, certificates of deposit and money market instruments, consisting of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by S&P or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies.

AUXILIARY POLICIES OF THE HGK MIDCAP VALUE FUND

Although not primary strategies employed by the Adviser in managing the Portfolio, the Portfolio may engage in a number of investment practices in order to meet their investment objectives. In this regard, the Portfolio may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Portfolio may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

The Portfolio may purchase securities denominated in foreign currencies in amounts up to 10% of its total assets. The Portfolio does not have a corresponding limitation with respect to foreign securities denominated in U.S. dollars.

For a description of the permitted investments of the Portfolio and the associated risk factors, see "Description of Permitted Investments."

                      DESCRIPTION OF PERMITTED INVESTMENTS

ASSET-BACKED SECURITIES -- Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset- backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANK OBLIGATIONS - Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, custodial receipts, and time deposits. Eurodollar and Yankee Bank Obligations are U.S. dollar-denominated certificates of deposit or time deposits issued outside the U.S. by foreign branches of U.S. banks or by foreign banks.

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

COMMON AND PREFERRED STOCKS - Common and preferred stocks represent units of ownership in a corporation. Owners of common stock typically are entitled to vote on important matters. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate. Preferred stock has a prior claim to common stockholders with respect to dividends.

CONVERTIBLE SECURITIES - Convertible securities are securities issued by corporations that are exchangeable for a set number of another security at a prestated price. The market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call option provisions.

     HIGH RISK, HIGH YIELD CONVERTIBLE SECURITIES -- Fixed income securities (including convertible securities) rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Portfolio's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

CORPORATE BONDS - Debt instruments issued by a private corporation, as distinct from one issued by a governmental agency or municipality. Corporate bonds generally have the following features: (1) they are taxable; (2) they have a par value of $1,000; and (3) they have a term maturity. They are sometimes traded on major exchanges.

EQUITY SECURITIES - Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of that Portfolio to fluctuate. An investment in a Portfolio may therefore be more suitable for long-term investors.

THE EURO - On January 1, 1999, the European Monetary Union (EMU) implemented a new currency unit, the Euro. The countries initially converting or tieing their currencies to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal, and Spain. Financial transactions and market information, including share quotations and company accounts, in participating countries are denominated in Euros. Approximately 46% of the stock exchange capitalization of the total European market is now reflected in Euros, and participating governments now issue their bonds in Euros. Monetary policy for participating countries is now uniformly managed by a new central bank, the European Central Bank (ECB).

Although it is not possible to predict the impact of the Euro conversion on the Portfolios, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Adviser may need to adapt investment strategies accordingly. The process of implementing the Euro also may adversely affect financial markets worldwide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

FIXED INCOME SECURITIES - Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Portfolios' net asset value.

FLOATING RATE INSTRUMENTS - have a rate of interest that is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. The Portfolios can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Portfolios may use the longer of the period required before the Portfolios are entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity of the instrument. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated in the Prospectus. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchase the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

A Portfolio may use futures contracts, and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired. They may also be used to minimize fluctuations in foreign currencies or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

Index futures are futures contracts for various indices that are traded on registered securities exchanges. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract which has previously been "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolios may be required to make delivery of the instruments underlying the futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge the underlying securities.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to a Portfolio. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Portfolios will be engaged in futures transactions only for hedging purposes, the Adviser does not believe that the Portfolios will generally be subject to the risks of loss frequently associated with futures transactions. The Portfolios presumably would have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the fund securities being hedged. It is also possible that the Portfolios could both lose money on futures contracts and experience a decline in value of its fund securities. There is also the risk of loss by the Portfolios of margin deposits in the event of the bankruptcy of a broker with whom the Portfolios have an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

INVESTMENT COMPANY SECURITIES - A Portfolio's purchase of investment company securities will result in the layering of expenses. A Portfolio is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolio owns in the aggregate (1) more than 3% of the total outstanding voting stock of the acquired company, (2) securities issued by the acquired company having an aggregate value of 5% of the value of the total assets of the Portfolio, or (3) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolios' books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

     GOVERNMENT PASS-THROUGH SECURITIES - These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

     Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

     PRIVATE PASS-THROUGH SECURITIES - These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include CMOs and REMICS that are rated in one of the top four rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are CMOs and REMICs.

     CMOS - CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

     REMICS - REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Cer/tificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

     RISK FACTORS - Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OPTIONS - A Portfolio may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Portfolio, the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Portfolios of writing covered calls is that the Portfolios receive a premium which is additional income. However, if the security rises in value, the Portfolios may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. A Portfolio may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.

If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

The Portfolios will write call options only on a covered basis, which means that a Portfolio will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Portfolio would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Portfolios will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a person (E.G., the Portfolios) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Portfolios for purposes of their investment limitations. The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Portfolios, the appropriate Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolios could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolios may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolios is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Permitted investments for the Portfolios includes restricted securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Portfolios' Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such Restricted Securities, each Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES OF FOREIGN GOVERNMENTS - The Portfolios may invest in U.S. dollar denominated obligations or securities of the Government of Canada and its provincial and local governments and U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities. Permissible investments may consist of obligations of foreign branches of U.S. Banks and of foreign banks, including Yankee Certificates of Deposit. In addition, the Portfolios may invest in American Depositary Receipts. These instruments may subject the Portfolios to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of the Portfolios' investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Portfolios may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolios.

SECURITIES LENDING - Each Portfolio may lend securities pursuant to agreements which require that the loans be continuously secured by collateral at all times equal to 100% of the market value of the loaned securities which consists of: cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the appropriate Adviser to be of good standing and when, in the judgment of that Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Portfolios may use the Distributor or a broker-dealer affiliate of an Adviser as a broker in these transactions.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS - U.S. Government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Agencies of the United States Government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Interest and Principal Risk Securities.

VARIABLE AND FLOATING RATE SECURITIES - Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

VARIABLE RATE MASTER DEMAND NOTES - Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Portfolio, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the appropriate Adviser, be equivalent to the ratings applicable to permitted investments for the particular Portfolio. The appropriate Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

WARRANTS - Warrants give holders the right, but not the obligation, to buy shares of a company at a given price, usually higher than the market price, during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolios will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolios before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolios generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolio, the Portfolios may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON OBLIGATIONS - Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

                             INVESTMENT LIMITATIONS

The following are fundamental policies of the Portfolios and cannot be changed with respect to a Portfolio without the consent of the holders of a majority of a Portfolio's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

Each Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of a Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.   Acquire more than 10% of the voting securities of any one issuer.

4.   Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Portfolios' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

6. Make loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (5) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of each Portfolio, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that each Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Portfolio security.

11. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder.

12. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13. Purchase or retain securities of an issuer if, to the knowledge of the Fund, an officer, trustee, partner or director of the Fund or any investment adviser of the Fund owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

14. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

15. Write or purchase puts, calls, options or combinations thereof or invest in warrants.

The foregoing percentages will apply at the time of the purchase of a security.

                                   THE ADVISER

The Fund and HGK Asset Management Inc. (the "Adviser") have entered into an advisory agreement dated August 15, 1994 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser was incorporated in 1983 by three principals, Jeffrey T. Harris, Warren A. Greenhouse and Joseph E. Kutzel. The Adviser has provided equity, fixed income and balanced fund management of individually structured portfolios since its inception. As of December 31, 1999, total assets under management were approximately $2.1 billion. The principal business address of the Adviser is Newport Tower, 525 Washington Boulevard, Jersey City, New Jersey, 07310.

The Adviser makes the investment decisions for the assets of each Portfolio and continuously reviews, supervises and administers each Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

To the extent a Portfolio purchases securities of open end investment companies, the Adviser will waive its advisory fee on that portion of the Portfolio's assets invested in such securities.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolios, and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Fund or, with respect to a Portfolio, by a majority of the outstanding shares of a Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

HGK FIXED INCOME FUND

Gregory W. Lobo, Vice President, Senior Portfolio Manager of Fixed Income Securities, Anthony Santoliquido, Portfolio Manager of Fixed Income Securities and Patricia Bernabeo, Portfolio Manager of Fixed Income Securities have managed the HGK Fixed Income Fund since its inception. Mr. Lobo has been with the Adviser since 1990. Mr. Santoliquido has been with the Adviser since 1993 and prior to that he was at Hilliard Farber and Co. Brokerage. Ms. Bernabeo has been with the Adviser since 1992 and prior to that was at New York University.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .50% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees for, and reimburse expenses of, the Portfolio to the extent necessary in order to limit total operating expenses to an annual rate of not more than 1.00% of the Portfolio's average daily net assets. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Portfolio.

For the fiscal years ended October 31, 1997, October 31, 1998 and October 31, 1999, the Adviser was paid $0, $0, and $0 respectively, waived fees of $65,793, $70,308 and $83,300, respectively, and reimbursed expenses of $18,783, $28,429 and $34,889, respectively.

HGK EQUITY VALUE AND HGK MIDCAP FUNDS

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .90% of the average daily net assets of the HGK Equity Value Fund and the HGK Mid Cap Value Fund, respectively. The Adviser has contractually agreed to waive all or a portion of its fees for, and reimburse expenses of, a Portfolio to the extent necessary in order to limit total operating expenses to an annual rate of not more than 1.50% of the Portfolio's average daily net assets for a period of one year from the date of the Prospectus. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of a Portfolio.

For the fiscal period ended October 31, 1999, the HGK Equity Value Fund paid the Adviser $0 and the Adviser waived fees of $16,885. For the fiscal period ended October 31, 1999, the Adviser reimbursed fees of $62,510 to the HGK Equity Value Fund. As of the effective date of the Prospectus, the HGK Mid Cap Value Fund had not commenced operations and therefore did not pay advisory fees.

                                THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") serves as the administrator of the Fund. The Administrator provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of each Portfolio's average daily net assets. However, each Portfolio pays the Administrator a minimum annual fee of $75,000, and consequently the annual administration fee each Portfolio pays will exceed
 .20% of the Portfolio's average daily net assets at low asset levels.

For the fiscal period ended October 31, 1999 the Administrator received a fee of $75,000 from the HGK Fixed Income Fund and $29,384 from the HGK Equity Value Portfolio. Prior to the effective date of the Prospectus, the HGK Mid Cap Value Portfolio had not commenced operations and therefore did not pay administrative fees.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect with respect to the Portfolios until [August 15, 1999] and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' written notice to the other party.

The Fund and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc.

                                 THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Fund are parties to a distribution agreement dated November 14, 1991 ("Distribution Agreement").

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding shares of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

No compensation is paid to the Distributor for distribution services for the shares of the HGK Fixed Income Fund.

DISTRIBUTION PLAN

The Distribution Plan (the "Plan") provides that the shares of the Equity Value and Mid Cap Value Funds will pay the Distributor a fee of .25% of the average daily net assets of the shares which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal year ended October 31, 1999, the Distributor received from the Fund, pursuant to the Plan, distribution fees in the amount of $4,690.

                               THE TRANSFER AGENT

DST Systems, Inc., 333 W. 12th Street, Kansas City, MO 64105 serves as the Fund's transfer agent.

                                  THE CUSTODIAN

First Union National Bank, 123 Broad Street, Philadelphia, Pennsylvania 19109 acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP serves as independent public accountants for the Fund.

                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

                        TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund. The Fund pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc., each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* --Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The Expedition Funds, and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* --1701 Market Street, Philadelphia, PA 19103-2921. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee** -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991-December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.

MARK E. NAGLE (DOB 10/20/59) -- Controller and Chief Financial Officer -- President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Fund Services, 1996- 1998. Vice President of the

Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995 - November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 - September 1995.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert, Price & Rhoads LLP (1997-1999). Associate at Richter, Miller & Finn LLP (1994-1997).

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- General Counsel of SEI Investments since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

JAMES R. FOGGO (DOB 06/30/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

LYNDA J. STRIEGEL (DOB 10/30/48) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary --1701 Market Street, Philadelphia, PA 19103-2921, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

RICHARD W. GRANT (DOB 10/25/45) -- Assistant Secretary -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Administrator and the Distributor.

-------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Portfolio as that term is defined in the 1940 Act.

**Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Portfolio.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal period ended October 31, 1999.

------------------------------------------------------------------------------------------------------------------------
                                                                                                   Total Compensation
                           Aggregate Compensation                                                  From Registrant and
                           From Registrant for the    Pension or Retirement                        Fund Complex* Paid
                           Fiscal Year Ended October  Benefits Accrued as Part Estimated Annual    to Trustees for the
Name of Person, Position   31, 1999                   of Fund Expenses         Benefits Upon       Fiscal Year Ended
                                                                               Retirement          October 31, 1999
------------------------------------------------------------------------------------------------------------------------
John T. Cooney             $9,571.48                           N/A                   N/A           $9,571.48 for
                                                                                                   services on 1 board
------------------------------------------------------------------------------------------------------------------------
**Frank E. Morris          $2,447.81                           N/A                   N/A           $2,447.81 for
                                                                                                   services on 1 board
------------------------------------------------------------------------------------------------------------------------
Robert Patterson           $9,571.48                           N/A                   N/A           $9,571.48 for
                                                                                                   services on 1 board
------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters           $9,571.48                           N/A                   N/A           $9,571.48 for
                                                                                                   services on 1 board
------------------------------------------------------------------------------------------------------------------------
James M. Storey, Esq.      $9,571.48                           N/A                   N/A           $9,571.48 for
                                                                                                   services on 1 board
------------------------------------------------------------------------------------------------------------------------
George J. Sullivan         $7,123.67                           N/A                   N/A           $7,123.67 for
                                                                                                   services on 1 board
------------------------------------------------------------------------------------------------------------------------
William M. Doran, Esq.     $0                                  N/A                   N/A           $0 for service on 1
                                                                                                   board
------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher           $0                                  N/A                   N/A           $0 for service on 1
                                                                                                   board
------------------------------------------------------------------------------------------------------------------------

* For the purposes of this table, the Fund is the only investment company in the "Fund Complex."
** Retired December 31, 1998.

                             PERFORMANCE INFORMATION

From time to time, the Fund may advertise yield, effective yield and total return of the Portfolios. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields.

PERFORMANCE COMPARISONS

The Portfolios may periodically compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                              COMPUTATION OF YIELD

From time to time, the Fund may advertise yield and total return of the Portfolios. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Portfolios refer to the annualized income generated by an investment in that Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)to the power of 6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1999 HGK Fixed Income Fund's yield was 5.98% and the HGK Equity Value Fund's yield was 0.78%.

                           CALCULATION OF TOTAL RETURN

The total return of the Portfolios refer to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which that Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T) TO THE POWER OF n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended October 31, 1999, for the three year period ended October 31, 1999 and for the period from November 3, 1994 (commencement of operations) through October 31, 1999, the average annual total return was 0.48%, 4.93% and 6.92%, respectively.

For the fiscal period commencing June 9, 1999 (commencement of operations) and ending October 31, 1999, the total cumulative return of the HGK Equity Value Fund was 6.46%.

                                PURCHASING SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Portfolios are offered on a continuous basis. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                                REDEEMING SHARES

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Fund has obtained an exemptive order from the SEC that permits the Fund to make in-kind redemptions to those shareholders of the Fund that are affiliated with the Fund solely by their ownership of a certain percentage of the Fund's investment portfolios.

A Shareholder will at all times be entitled to aggregate cash redemptions from all portfolios of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the Fund's net assets.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of any Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

                        DETERMINATION OF NET ASSET VALUE

The securities of the Portfolios are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Portfolios prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

Each Portfolio intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Portfolios expect to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, a Portfolio must distribute at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Portfolio controls and that are engaged in the same, similar or related trades or business.

Although the Portfolios intend to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Portfolio fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Portfolio's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

PORTFOLIO DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of a Portfolio's earnings and profits. The Portfolios anticipate that they will distribute substantially all of their investment company taxable income for each taxable year.

A Portfolio may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held shares. If any such gains are retained, a Portfolio will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC, generally qualify for the dividends-received deduction only to the extent of the gross amount of qualifying dividends received by a portfolio for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, such distributions will generally qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by a Portfolio in the year in which the dividends were declared.

A Portfolio will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by a Portfolio during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF PORTFOLIO SHARES

Generally, gain or loss on the sale or exchange of a share will be capital gain or loss that will be long-term if the share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of a Portfolio with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Portfolio that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61- day period.

In certain cases, a Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to a Portfolio that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX

If a Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), a Portfolio will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. A Portfolio intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

                             PORTFOLIO TRANSACTIONS

A Portfolio has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Fund, the Adviser is responsible for placing the orders to execute transactions for the Portfolio. In placing orders, it is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available.

The money market instruments in which a Portfolio invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Portfolio will primarily consist of dealer spreads and underwriting commissions.

                         TRADING PRACTICES AND BROKERAGE

The Fund selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Fund. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Fund may allocate out of all commission business generated by the fund and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Fund. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Portfolio may obtain, it is the opinion of the Adviser and the Fund's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Portfolio, at the request of the Distributor, gives consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

The Adviser may, consistent with the interest of the Portfolios, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Portfolio.

It is expected that a Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolio on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Portfolio' shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

HGK FIXED INCOME FUND

For the fiscal year ended October 31, 1999, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:

       -------------------------------------------------------------------
         Total Dollar                  Total Dollar Amount of Transactions
         Amount of                     Involving Directed Brokerage
         Brokerage                     Commissions for Research Services
         Commissions for
         Research Services
       -------------------------------------------------------------------
         Fixed Income Fund  $ 59              $ 134,835
       -------------------------------------------------------------------
         Equity Value Fund  $222              $ 163,951
       -------------------------------------------------------------------

For the fiscal years ended October 31, 1997, 1998 and 1999, the Portfolio paid the following brokerage commissions:

-------------------------------------------------------------------------------
                    Total Brokerage           Amount Paid to SEI Investments(1)
                     Commissions
-------------------------------------------------------------------------------
                         1997     1998     1999     1997     1998     1999
-------------------------------------------------------------------------------
Fixed Income Fund        $0      $192   $  664     $113      $0      $211
-------------------------------------------------------------------------------
Equity Value Fund         *       *     $9,184      *         *      $ 65
-------------------------------------------------------------------------------

(1) The amounts paid to SEI Investments reflect fees paid in connection with repurchase agreement transactions.

For the fiscal years indicated, the Portfolio paid the following brokerage commissions:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         % of Total               % of Total
                        Total $ Amount of               Total $ Amount of                 Brokerage                Brokerage
                            Brokerage                 Brokerage Commissions           Commissions Paid           Transactions
                        Commissions Paid            Paid to Affiliated Brokers        to the Affiliated        Effected Through
                                                                                           Brokers            Affiliated Brokers
----------------------------------------------------------------------------------------------------------------------------------
                    1997       1998      1999      1997       1998        1999              1999                     1999
Fixed Income Fund    $0        $192    $  664       $0         $0         $185              .28%                      0%
----------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund     *         *      $9,184        *          *         $ 65              .01%                      0%
----------------------------------------------------------------------------------------------------------------------------------

                              DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares. All consideration received by the Fund for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

                              SHAREHOLDER LIABILITY

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Fund.

                        LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                             5% AND 25% SHAREHOLDERS

As of February 16, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% and 25% or more of the shares of the Portfolios. Persons who owned of record or beneficially more than 25% of the Portfolio's outstanding shares may be deemed to control the Portfolio within the meaning of the Act.

HGK FIXED INCOME FUND

Shareholder                                 Number of Shares            %

Sam Agati Trustee                           167,923                     10.21%
Laborers Local #322 General Fund
P.O. Box 361
Massena, NY  13662-0361

WestChester Heavy Construction              142,844                      8.69%
Local 60 General Fund
c/o Mr. Joseph Dominick
140 Broadway
Hawthorne, NY  10532-1100

International Association of Bridges        84,687                       5.15%
Structural & Ornamental Ironworkers
Local 417 General Fund
c/o Gary Gaydos
One Lafayette Street
Newburgh, NY 12550-5607

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

HGK EQUITY VALUE FUND

Shareholder                                 Number of Shares            %

Thomas & Johanna Vandermark Tr              90,518.6260                 13.11%
U/A 5/18/1999
The Vandermark Trust

23 Williams Ave.
Newburgh, NY  12550-7227

Ronald E. Treser & Richard L. Ryan &        52,689,3150                  7.63%
Erick T. Ryan Tr
U/A 3/21/1961

Ryan Moving & Storage P/S Plan
Box U Colonial Dr.
Irwin, PA  15642-0578

SEI Trust Co. Cust.                         37,120.1380                  5.38%
IRA R/O Thomas A. Vandermark
23 Williams Ave.
Newburgh, NY  12550-7227

SEI Trust Company Cust.                     85,091.5780                 12.33%
IRA R/O Johanna M. Vandermark
23 Williams Ave.
Newburgh, NY  12550-7227

SEI Trust Company Cust.                     59,364.2330                  8.60%
IRA R/O Eleanor Perreca
150 Dogwood Lane
Newburgh, NY  12550-2026

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

                                     EXPERTS

The financial statements of the Fund have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 1999, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the 1999 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                     TRUST:
                         THE ADVISORS' INNER CIRCLE FUND

                                      FUND:
                              LSV VALUE EQUITY FUND

                               INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the LSV Value Equity Fund (the "Fund"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Fund and should be read in conjunction with the Fund's Prospectus dated March 1, 2000. The Prospectus for the Fund may be obtained by calling 1-888-FUND-LSV.

                               TABLE OF CONTENTS

THE TRUST...............................................................S - 2
INVESTMENT OBJECTIVE AND POLICIES.......................................S - 2
DESCRIPTION OF ADDITIONAL INVESTMENTS...................................S - 2
INVESTMENT LIMITATIONS..................................................S - 6
THE ADVISER.............................................................S - 8
THE ADMINISTRATOR.......................................................S - 9
THE DISTRIBUTOR........................................................S - 11
THE TRANSFER AGENT.....................................................S - 11
THE CUSTODIAN..........................................................S - 11
INDEPENDENT PUBLIC ACCOUNTANTS.........................................S - 11
LEGAL COUNSEL..........................................................S - 11
TRUSTEES AND OFFICERS OF THE TRUST.....................................S - 11
PERFORMANCE INFORMATION................................................S - 15
COMPUTATION OF YIELD...................................................S - 15
CALCULATION OF TOTAL RETURN............................................S - 16
PURCHASING SHARES......................................................S - 16
REDEEMING SHARES.......................................................S - 16
DETERMINATION OF NET ASSET VALUE.......................................S - 17
TAXES    ..............................................................S - 17
FUND TRANSACTIONS......................................................S - 20
TRADING PRACTICES AND BROKERAGE........................................S - 21
DESCRIPTION OF SHARES..................................................S - 22
SHAREHOLDER LIABILITY..................................................S - 22
LIMITATION OF TRUSTEES' LIABILITY......................................S - 22
5% AND 25% SHAREHOLDERS ...............................................S - 23
EXPERTS................................................................S - 23
FINANCIAL STATEMENTS...................................................S - 23

March 1, 2000

LSV-F-002-01

THE TRUST

This Statement of Additional Information ("SAI") relates only to the LSV Value Equity Fund (the "Fund"). The Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Fund.

The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses and pays additional expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. The Fund's expense ratios are disclosed under "Fund Fees and Expenses" in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks long term growth of capital. This investment objective is fundamental and cannot be changed without the consent of shareholders.

The Fund intends to be as fully invested as practicable (at least 65% of its total assets under normal conditions) in common stocks as described in the Prospectus. However, the Fund may also invest in warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks. A portion of the Fund may also be invested in investment grade fixed income securities, cash and money market securities. Investment grade fixed income securities are debt securities rated in one of the four highest rating categories ("investment grade") by a nationally recognized statistical rating organization (an "NRSRO") or that the Adviser determines are of comparable quality. The Fund may also make limited use of equity index futures contracts for liquidity purposes.

In order to generate additional income, the Fund may lend securities which it owns. The Fund may also invest in repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENTS

The Fund may invest in any of the following instruments for temporary cash management purposes:

BANKERS' ACCEPTANCES -- A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- A certificate of deposit is a negotiable, interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

COMMERCIAL PAPER -- Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a day to nine months.

FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

The Fund may use futures contracts for bona fide hedging purposes or to gain exposure to a particular portion of the equity market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

Index futures are futures contracts for various indices that are traded on registered securities exchanges. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract which has previously been "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts until a contract is closed out. However, there is no certainty that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts they hold. The inability to close futures positions also could have an adverse impact on the ability to effectively gain exposure to the portion of the equity market represented by the underlying index.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, the Adviser will not use futures contracts for leverage purposes and, does not believe that the Fund will generally be subject to the risks of loss frequently associated with futures transactions. The Fund presumably would have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with a demand notice period exceeding seven days, when there is no secondary market for such security and repurchase agreements with durations over seven days in length.

INVESTMENT COMPANY SHARES -- The Fund may invest up to 10% of its total assets in shares of other investment companies that invest exclusively in those securities in which the Fund may invest directly. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

MONEY MARKET INSTRUMENTS - Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations of agencies and instrumentalities of the U.S. Government; (iii) commercial paper issued by U.S. and foreign corporations rated in one of the two highest ratings categories by an NRSRO; (iv) debt obligations with a maturity of one year or less issued by corporations that issue commercial paper rated in one of the two highest ratings categories by an NRSRO; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a person (E.G., the Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the appropriate custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

SECURITIES LENDING --The Fund may lend securities pursuant to agreements which require that the loans be continuously secured by collateral at all times equal to 100% of the market value of the loaned securities which consists of: cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of the Fund's total assets taken at fair market value. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the appropriate Adviser to be of good standing and when, in the judgment of that Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Fund may use the Distributor or a broker-dealer affiliate of an Adviser as a broker in these transactions.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- U.S. Government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Agencies of the United States Government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.       Acquire more than 10% of the voting securities of any one issuer.

4.       Invest in companies for the purpose of exercising control.

5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

10. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder.

The foregoing percentages apply at the time of the purchase of a security.

NON-FUNDAMENTAL POLICIES

The following investment limitation of the Fund is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

1. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to the Fund's policy concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

THE ADVISER

LSV Asset Management (the "Adviser") and the Trust have entered into an advisory agreement dated March 15, 1999 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Formed in 1994, the Adviser is a quantitative value equity manager providing active management through the application of proprietary models. The principals of this Delaware general partnership are Josef Lakonishok, Andrei Shleifer, Robert Vishny, Menno Vermuelen and Christopher LaCroix. The general partners of the partnership are Lakonishok Corporation, Shleifer Corporation, Vishny Corporation, Menno LLC, LaCroix LLC, and SEI Funds, Inc. SEI Investment Company is the parent of SEI Funds, Inc. As of December 31, 1999 LSV had approximately $6 billion in assets under management. The principal business address of the Adviser is 200 W. Madison Street, 27th Floor, Chicago, Illinois 60606.

Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. In addition to advising the Funds, the Adviser provides advisory services to institutional investors and serves as a sub-adviser to registered investment companies.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .55% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive a portion of its advisory fees in order to limit total operating expenses of the Fund to not more than
 .90% of average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its fee waiver at any time.

For the fiscal period ended October 31, 1999, the Fund paid the Adviser $0, and Adviser waived fees of $38,585. For the fiscal period ended October 31, 1999, the Adviser reimbursed fees of $36,724 to the Fund.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

PORTFOLIO MANAGEMENT

Messrs. Lakonishok, Shleifer and Vishny have developed proprietary computer models based on their research of investor behavior and the performance of contrarian investment strategies. The portfolio decision making process is strictly quantitative and driven by (i) a proprietary computer model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential and, (ii) a risk control process that controls for residual benchmark risk while attempting to maximize the expected return of the portfolios. Refinements to the model are made as suggested by advances in the Adviser's research and these refinements are generally incremental in nature. The Adviser may modify the investment model used to manage the Fund at any time without notice.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator"), serves as the administrator of the Trust. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.10% of the Fund's first $100 million of average daily net assets; 0.08% of the next $100 million of average daily net assets; and 0.07% of the Fund's average daily net assets over $200 million. However, the Fund pays the Administrator a minimum annual fee of $75,000.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

For the fiscal period ended October 31, 1999 the Fund paid the Administrator a fee of $43,973.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated (a) by the mutual written agreement of the parties; (b) by either party of the Administration Agreement on 90 days' written notice, as of the end of the initial term or the end of any renewal term; (c) by either party of the Administration Agreement on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Administration Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days' prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to the Fund or the Trust, effective upon the liquidation of the Fund or the Trust, as the case may be.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc.

The Administrator will not be required to bear expenses of the Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of the Fund.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 12th Street, Kansas City, MO 64105 serves as the Trust's transfer agent.

THE CUSTODIAN

First Union National Bank, 123 South Broad Street, Philadelphia, Pennsylvania 19109 acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP serves as independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund. The Fund pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc., each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The Expedition Funds, and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 1701 Market Street, Philadelphia, PA 19103-2921. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee** -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.

MARK E. NAGLE (DOB 10/20/59) -- Controller and Chief Financial Officer
-- President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Fund Services, 1996- 1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995 - November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 - September 1995.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary
-- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert, Price & Rhoads LLP (1997-1999). Associate at Richter, Miller & Finn LLP (1994-1997).

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary
-- General Counsel of SEI Investments since 2000. Vice President and Assistant Secretary of SEI

Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

JAMES R. FOGGO (DOB 06/30/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary
-- Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

LYNDA J. STRIEGEL (DOB 10/30/48) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary --1701 Market Street, Philadelphia, PA 19103-2921, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

RICHARD W. GRANT (DOB 10/25/45) -- Assistant Secretary -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Administrator and the Distributor.

----------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Portfolio as that term is defined in the 1940 Act.

**Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Portfolio.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal period ended October 31, 1999.


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   Total Compensation
                                                                                                   From Registrant and
                           Aggregate Compensation                                                  Fund Complex* Paid
                           From Registrant for the    Pension or Retirement    Estimated Annual    to Trustees for the
                           Fiscal Year Ended October  Benefits Accrued as Part Benefits Upon       Fiscal Year Ended
Name of Person, Position   31, 1999                   of Fund Expenses         Retirement          October 31, 1999
-------------------------- -------------------------- -----------------------  ------------------- ----------------------
John T. Cooney             $9,571.48                           N/A                    N/A          $9,571.48 for services
                                                                                                   on 1 board

**Frank E. Morris          $2,447.81                            N/A                    N/A         $2,447.81 for services
                                                                                                   on 1 board

Robert Patterson           $9,571.48                            N/A                    N/A         $9,571.48 for services
                                                                                                   on 1 board

Eugene B. Peters           $9,571.48                            N/A                    N/A         $9,571.48 for services
                                                                                                   on 1 board

James M. Storey, Esq.      $9,571.48                            N/A                    N/A         $9,571.48 for services
                                                                                                   on 1 board

George J. Sullivan         $7,123.67                            N/A                    N/A         $7,123.67 for services
                                                                                                   on 1 board

William M. Doran, Esq.     $0                                   N/A                    N/A         $0 for service on 1
                                                                                                   board

Robert A. Nesher           $0                                   N/A                    N/A         $0 for service on 1
                                                                                                   board
-------------------------------------------------------------------------------------------------------------------------

* For the purposes of this table, the Fund is the only investment company in the "Fund Complex."
** Retired December 31, 1998.

PERFORMANCE INFORMATION

From time to time, the Trust may advertise total return of the Fund. These figures will be based on the Fund's historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future returns.

PERFORMANCE COMPARISONS

The Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons to unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPUTATION OF YIELD

The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2 [((a-b)/cd + 1) TO THE POWER OF 6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1999, the yield for the Fund was 1.15.

CALCULATION OF TOTAL RETURN

The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T) TO THE POWER OF n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the period from March 31, 1999 (commencement of operations) through October 31, 1999 the Fund's cumulative total return was 3.30%.

PURCHASING SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business, except Good Friday. Shares of the Fund are offered on a continuous basis. Currently, the holidays observed by the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

REDEEMING SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Trust to make in-kind redemptions to those shareholders that are affiliated with the Fund solely by their ownership of a certain percentage of the Fund.

A Shareholder will at all times be entitled to aggregate cash redemptions from all portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Federal Reserve Banks, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (generally, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income;
(ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls or that are engaged in the same, similar or related trades or business.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held shares. If any such gains are retained, the Fund will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC, generally qualify for the dividends-received deduction only to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, such distributions will generally qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OF FUND SHARES

Generally, gain or loss on the sale of a share will be capital gain or loss that will be long-term if the share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of the Fund with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

IN-KIND PURCHASES

The Fund may, in certain circumstances involving tax-free reorganizations and certain other transactions, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to: (1) investors transferring securities for shares ("In-Kind Investors"), (2) investors who acquire shares of the Fund after a transfer ("new shareholders") or (3) investors who own shares at the time of transfer ("current shareholders"). As a result of an In-Kind Purchase, the Fund may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders, current shareholders and In-Kind Investors. The effect of this for current shareholders or new shareholders would be to tax them on a distribution that represents an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders or current shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders or current shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any InKind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund.

FEDERAL EXCISE TAX

If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FUND TRANSACTIONS

The Fund has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Trust, the Adviser is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Fund will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Adviser selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Adviser. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Adviser pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Adviser either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

It is expected that the Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% AND 25% SHAREHOLDERS

As of January 31, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the Funds' shares. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.


FUND                        SHAREHOLDER                                  NUMBER OF SHARES           %
LSV Value Equity            Nashville Memorial Hospital                  524,459.5460               31.88
                            Retirement Plan
                            1000 Northchase Dr., Ste. 320
                            Goodlettsvlle, TN  37072-2165

                            FTC & Co.                                    392,394.4180               23.85
                            Attn:  Datalynx #074
                            P.O. Box 173736
                            Denver, CO  80217-3736

                            Wilmington Trust Co. Cust.                   464,006.4710               28.21
                            FBO Barra Foundation
                            U/A 3/22/71 A/C 11113-0
                            c/o Mutual Funds
                            P.O. Box 8882
                            Wilmington, DE  19899-8882

                            Tidewater Jewish Foundation, Inc             144,892.4090               8.81
                            5029 Corporate Woods Dr.
                            Ste. 225
                            Virginia Beach, VA  23462-4376

EXPERTS

The financial statements of the Trust have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended October 31, 1999, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the Annual Report to Shareholders of the Fund must accompany the delivery of this Statement of Additional Information.

                                     TRUST:
                         THE ADVISORS' INNER CIRCLE FUND

                                     FUNDS:
                       MDL BROAD MARKET FIXED INCOME FUND
                        MDL LARGE CAP GROWTH EQUITY FUND

                               INVESTMENT ADVISER:
                          MDL CAPITAL MANAGEMENT, INC.

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the MDL Broad Market Fixed Income Fund (the "Fixed Income Fund") and MDL Large Cap Growth Equity Fund (the "Equity Fund" and together with the Fixed Income Fund, the "MDL Funds"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the MDL Funds and should be read in conjunction with the MDL Funds' Prospectus dated March 1, 2000. The Prospectus for the MDL Funds may be obtained by calling 1-877-MDL-Funds.

                                TABLE OF CONTENTS

THE TRUST.................................................................S-3
INVESTMENT OBJECTIVES AND POLICIES........................................S-3
DESCRIPTION OF PERMITTED INVESTMENTS..................................... S-5
INVESTMENT LIMITATIONS...................................................S-16
THE ADVISER..............................................................S-18
THE ADMINISTRATOR........................................................S-20
THE DISTRIBUTOR..........................................................S-21
THE TRANSFER AGENT.......................................................S-22
THE CUSTODIAN............................................................S-22
INDEPENDENT PUBLIC ACCOUNTANTS...........................................S-22
LEGAL COUNSEL............................................................S-22
TRUSTEES AND OFFICERS OF THE TRUST.......................................S-22
PERFORMANCE INFORMATION..................................................S-26
COMPUTATION OF YIELD.....................................................S-26
CALCULATION OF TOTAL RETURN..............................................S-26
PURCHASING SHARES........................................................S-27
REDEEMING SHARES.........................................................S-27
DETERMINATION OF NET ASSET VALUE.........................................S-27
TAXES    ................................................................S-28
FUND TRANSACTIONS........................................................S-31
TRADING PRACTICES AND BROKERAGE..........................................S-31
DESCRIPTION OF SHARES....................................................S-34
SHAREHOLDER LIABILITY....................................................S-34
LIMITATION OF TRUSTEES' LIABILITY........................................S-35
5% AND 25% SHAREHOLDERS..................................................S-35

EXPERTS  ................................................................S-36
FINANCIAL STATEMENTS.....................................................S-36

March 1, 2000

MDL-F-002-02

THE TRUST

This Statement of Additional Information relates only to the MDL Broad Market Fixed Income Fund (the "Fixed Income Fund") and MDL Large Cap Growth Equity Fund (the "Equity Fund" and together with the Fixed Income Fund, the "MDL Funds"), each a diversified portfolio. Each Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the MDL Funds.

Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services, and registering its shares under federal and state securities laws, pricing and insurance expenses and pays additional expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. The MDL Funds' expense ratios are disclosed under "Fund Fees and Expenses" in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fixed Income Fund is to seek total return consistent with preservation of capital. The investment objective of the Equity Fund is to seek long-term growth of capital with a secondary objective of income. The MDL Funds' investment objectives are fundamental and cannot be changed without the consent of shareholders. There can be no assurance that an MDL Fund will be able to achieve its investment objective. In addition to the investments and strategies described below, the MDL Funds may invest in certain securities and obligations as set forth in "Description of Permitted Investments" herein.

MDL BROAD MARKET FIXED INCOME FUND

Under normal conditions the Fixed Income Fund will principally invest (at least 80% of its net assets) in U.S. Treasury bills, notes and bonds and other fixed income securities issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities"), and corporate fixed income securities rated A- or higher by Standard & Poor's Corporation ("S&P"), A or higher by Moody's Investors Services, Inc. ("Moody's") or of comparable quality as determined by the Adviser. The U.S. Government Securities in which the Fund may invest include mortgage-backed securities ("MBSs"), and mortgage-related securities such as pass-through securities and collateralized mortgage obligations. The Fund intends to invest less than 25% of its total assets in corporate fixed income securities and less than 30% of its total assets in MBSs. The Fund's duration ordinarily will range between 4 and 7 years.

In addition to its principal investments, the Fund may also invest in the following securities which are not part of its principal investment strategy:
(i) short-term U.S. bank obligations; (ii) shares of other investment companies; and (iii) repurchase agreements.

The Fixed Income Fund may purchase or sell securities on a when-issued or forward commitment basis and sell securities short "against the box." The Fund may engage in reverse repurchase agreements with banks and dealers in amounts up to 33 1/3% of the Fund's total assets at the time the Fund enters into the agreements. In order to remain fully invested and to reduce transaction costs, up to 15% of the Fund's total assets may be invested in futures contracts and options on futures contracts, including securities index futures contracts and options on securities index futures contracts.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Fixed Income Fund may also invest up to 100% of its assets in money market securities or hold cash.

Securities rated A- by S&P or A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

The portfolio turnover rate for the Fixed Income Fund for the fiscal years ended October 31, 1998 and October 31, 1999 was 72.82% and 198.83%, respectively.

MDL LARGE CAP GROWTH EQUITY FUND

The Equity Fund intends to be as fully invested as practicable in common stocks and other equity securities. Under normal circumstances the Fund will principally invest (at least 80% of its net assets) in the securities described in the Prospectus.

The Equity Fund will invest primarily in the common stocks of large cap companies, that is, those established companies with equity-market capitalizations in excess of $3 billion. The Fund may also invest in common stocks of smaller companies with equity market capitalizations in excess of $500 million.

In addition to its principal investments, the Fund may also invest in other equity securities of large cap companies, which may include warrants, rights to purchase common stocks, debt securities convertible into common stocks, and preferred stocks. The Fund may invest in equity securities of foreign issuers traded in the United States in the form of American Depositary Receipts.

The Equity Fund may also engage in repurchase agreements. The Fund may engage in reverse repurchase agreements with banks and dealers in amounts up to 33 1/3% of the Fund's total assets at the time the Fund enters into the agreements. Up to 15% of the Fund's total assets may be invested in futures contracts and options on futures contracts, including securities index futures contracts and options on securities index futures contracts.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Equity Fund may also invest up to 100% of its assets in money market securities or hold cash.

The portfolio turnover rate for the Equity Fund for the fiscal years ended October 31, 1998 and October 31, 1999 was 127.68% and 75.29%, respectively.

DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS

The Equity Fund may invest in American Depositary Receipts ("ADRs"). ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas, an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES

Convertible securities are securities issued by corporations that are exchangeable for a set number of another security at a prestated price. The market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call option provisions.

DURATION

Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

EQUITY SECURITIES

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Equity Fund may therefore be more suitable for long-term investors.

THE EURO

On January 1, 1999, the European Monetary Union (EMU) implemented a new currency unit, the Euro. The countries initially converting or tying their currencies to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal, and Spain. Financial transactions and market information, including share quotations and company accounts, in participating countries are denominated in Euros. Approximately 46% of the stock exchange capitalization of the total European market is now reflected in Euros, and participating governments now issue their bonds in Euros. Monetary policy for participating countries is now uniformly managed by a new central bank, the European Central Bank (ECB).

Although it is not possible to predict the impact of the Euro conversion on the MDL Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Adviser may need to adapt investment strategies accordingly. The process of implementing the Euro also may adversely affect financial markets worldwide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

FIXED INCOME SECURITIES

The market value of the fixed income investments in which the MDL Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchase the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

A Fund may use futures contracts, and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired. They may also be used to minimize fluctuations in foreign currencies or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

Index futures are futures contracts for various indices that are traded on registered securities exchanges. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract which has previously been "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts until a contract is closed out. However, there is no certainty that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the MDL Funds may be required to make delivery of the instruments underlying the futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge the underlying securities.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the MDL Funds will be engaged in futures transactions only for hedging purposes, the Adviser does not believe that the MDL Funds will generally be subject to the risks of loss frequently associated with futures transactions. The MDL Funds presumably would have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the MDL Funds does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the fund securities being hedged. It is also possible that the MDL Funds could both lose money on futures contracts and experience a decline in value of its fund securities. There is also the risk of loss by the MDL Funds of margin deposits in the event of the bankruptcy of a broker with whom the MDL Funds have an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

INVESTMENT COMPANY SHARES

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Each MDL Fund may invest up to 10% of its total assets in shares of other investment companies that invest exclusively in those securities in which the appropriate Fund may invest directly. Investing in shares of other investment companies is not a principal investment strategy of either Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

MONEY MARKET INSTRUMENTS -- Money market instruments include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.

         BANKERS' ACCEPTANCES

         Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

         CERTIFICATES OF DEPOSIT

         Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

         COMMERCIAL PAPER

         Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

         TIME DEPOSITS

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         Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and floating mortgages.

         GOVERNMENT PASS-THROUGH SECURITIES

         These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae, and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, FHLMC has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

         Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

         PRIVATE PASS-THROUGH SECURITIES

         Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

         CMOs

         CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

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         REMICs

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

         Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

         ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

         ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

         STRIPPED MORTGAGE-BACKED SECURITIES

         Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.

         The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         ESTIMATED AVERAGE LIFE

         Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OPTIONS

A Fund may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, the obligation to sell the underlying security at the exercise price during the option period. The advantage to the MDL Funds of writing covered calls is that the MDL Funds receive a premium which is additional income. However, if the security rises in value, the MDL Funds may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

The MDL Funds will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the MDL Funds will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (E.G., a Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the appropriate Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are agreements by which a Fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, the Fund will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements may be considered to be borrowings by the MDL Funds under the Investment Company Act of 1940, as amended (the "1940 Act").

SHORT SALES AGAINST-THE-BOX

The MDL Funds may make short sales "against-the-box" for the purpose of deferring realization of gain or loss for federal income tax purposes and for the purpose of hedging against an anticipated decline in the value of the underlying securities. A short sale "against-the-box" is a short sale in which a Fund owns, or has the right to obtain without payment of additional consideration, an equal amount of the same type of securities sold short.

U.S. GOVERNMENT AGENCY OBLIGATIONS

U.S. Government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Agencies of the United States Government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

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VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED SECURITIES

Each Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place on a future date. The MDL Funds will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. During the period prior to the settlement date, the securities are subject to market fluctuation, and no interest accrues on the securities to the purchaser. The payment obligation and the interest rate that will be received on the securities at settlement are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis may be used as a form of leveraging because the purchaser may accept the market risk prior to payment for the securities. The MDL Funds, however, will not use such purchases for leveraging; instead, as disclosed in the Prospectus, a Fund will set aside assets to cover its commitments. If the value of these assets declines, the Fund will place additional liquid assets aside on a daily basis so that the value of the assets set aside is equal to the amount of the commitment.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund that cannot be changed without the consent of the holders of a majority of that Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy; or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

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Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.       Acquire more than 10% of the voting securities of any one issuer.

4.       Invest in companies for the purpose of exercising control.

5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

10. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

The foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL POLICIES

The following investment limitation of each Fund is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

1. A Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to each Fund's policy concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

Additionally, it is a non-fundamental policy of each MDL Fund to limit borrowings to no more than 5% of its net assets. Fully collateralized reverse repurchase agreements are not considered borrowings for purposes of the foregoing limitation.

THE ADVISER

MDL Capital Management, Inc. (the "Adviser") and the Trust have entered into an advisory agreement dated October 31, 1997 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Adviser's principal business address is 225 Ross Street, Pittsburgh, Pennsylvania 15219. As of December 31, 1999, the Adviser had approximately 1.6 billion of assets under management for institutional clients such as Taft-Hartley plans, hospitals, public sector funds, foundations and ERISA plans.

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Messrs. Mark D. Lay and Edward Adatepe have served as co-portfolio managers of both the Fixed Income and Equity Funds, since their commencement of operations. Mr. Lay has served as the Chairman and Chief Executive Officer of the Adviser since 1993. Prior thereto, Mr. Lay was an account executive at Dean Witter Reynolds, Inc. Mr. Lay received a B.A. degree in Economics from Columbia University. Mr. Adatepe has been the Chief Investment Officer of the Adviser since 1994. Prior thereto, Mr. Adatepe was the Managing Director of RRZ Investment Management, Inc., where he was responsible for managing both fixed income and equity portfolios for various public and private pension funds. Mr. Adatepe received a B.S. degree in Physics from Allegheny College and a M.S. degree in Industrial Administration from Carnegie-Mellon University.

In addition to the co-portfolio managers, the Adviser employs a team of highly qualified investment professionals to provide advice and input regarding the management of the MDL Funds. Included within this team is Steven Sanders. Mr. Sanders serves as the Adviser's President and Economist. He also appears weekly as an investment specialist on the CNBC International Business Television Network.

Under the Advisory Agreement, the Adviser receives a monthly management fee computed separately for each Fund. Such fees are payable at an annual rate of
 .45% and .74% of the average daily net assets of the Fixed Income and Equity Funds, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit total operating expenses for the Fixed Income and Equity Funds to an annual rate of not more than .90% and 1.26% of average daily net assets, respectively. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time, however, the advisory fee waivers are expected to be in effect for the current fiscal year. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the MDL Funds.

The Adviser's fixed income decision making process begins with a "top down" analysis of the factors that drive interest rates: economic growth, inflation, the level of the dollar, monetary policy and fiscal policy. Based on this process, the Adviser develops several interest rate projections and determines an appropriate duration target and maturity structure.

The Adviser then apportions the Fixed Income Fund's portfolio among the following sectors: (i) U.S. Government Securities; (ii) corporate fixed income securities; and (iii) MBSs. This allocation is based on an analysis of the relative attractiveness of these sectors, on a total return basis, given the Adviser's interest rate projections. The Adviser then selects approximately 15-20 individual securities that in the aggregate produce the desired portfolio duration, maturity structure and sector allocation.

In the case of U.S. Government Securities, individual securities are selected for purchase that offer better total return potential than other U.S. Government Securities with similar durations. In the case of corporate fixed income securities, the Adviser's selection process seeks to identify issues where credit quality has recently been improving as evidenced by rating increases by S&P or Moody's. In addition, the Adviser seeks corporate fixed income securities that generally are non-callable and have an issue size of $250 million or greater. In the case of MBSs, the Adviser seeks to purchase individual securities that offer the best total return potential, given the Adviser's interest rate projections, as compared to similar securities.

With respect to the Equity Fund, the Adviser evaluates these companies through a multi-step screening process which begins with a universe of approximately 700 stocks, including those in the S&P 500 index. The Adviser seeks to purchase the securities of companies with (i) high absolute and relative earnings momentum;
(ii) positive earnings surprise; (iii) positive price momentum; and (iv) low absolute and relative valuations. The Adviser then performs a fundamental analysis of those companies that meet the foregoing criteria and selects from those companies approximately 100 securities across 12 identified economic sectors.

For the fiscal period ended October 31, 1998 and fiscal year ended October 31, 1999, the Fixed Income Fund paid the Adviser $0 and $0, respectively, and for the fiscal period ended October 31, 1998 and fiscal year ended October 31, 1999, the Adviser waived fees of $7,119 and $79,540, respectively. For the fiscal period ended October 31, 1998, and fiscal year ended October 31, 1999, the Equity Fund paid the Adviser $0 and $93,934, respectively, and the Adviser waived fees of $9,636 and $67,085, respectively. For the fiscal period ended October 31, 1998 and the fiscal year ended October 31, 1999, the Adviser reimbursed fees of $156,459 and $26,175, respectively, to the Fixed Income Fund and for the fiscal period ended October 31, 1998, and the fiscal year ended October 31, 1999, the Adviser reimbursed $141,746 and $0, respectively, to the Equity Fund.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator"), provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly based on the respective Fund's asset level, at an annual rate of: .15% on the first $50 million of average daily net assets; .125% on the next $50 million of average daily net assets; and .10% on average daily net assets over $100 million. However, each Fund pays a minimum annual administration fee of $80,000, which would be increased by $15,000 per additional class. Due to the minimum annual administration fee, the administration fee that a Fund pays will decline according to the administration fee schedule described above, only after a Fund's net asset level reaches $54 million.

For the fiscal period ended October 31, 1998, and the fiscal year ended October 31, 1999, the MDL Funds each paid administration fees of $80,000 and $80,000, respectively. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the MDL Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated (a) by the mutual written agreement of the parties; (b) by either party of the Administration Agreement on 90 days' written notice, as of the end of the initial term or the end of any renewal term; (c) by either party of the Administration Agreement on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Administration Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days' prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to a Fund or the Trust, effective upon the liquidation of the Fund or the Trust, as the case may be.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc.

The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a "regulated investment company" ("RIC") under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of the Fund.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

No compensation is paid to the Distributor for distribution services for the shares of the Fund.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 12th Street, Kansas City, MO 64105 serves as the Trust's transfer agent.

THE CUSTODIAN

First Union National Bank, 123 South Broad Street, Philadelphia, Pennsylvania 19109 acts as custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP serves as independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund. The Fund pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation

Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc., each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* --Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Boston 1784 Funds -Registered Trademark-, The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The Expedition Funds, and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* --1701 Market Street, Philadelphia, PA 19103-2921. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Arbor Fund, The Expedition Funds, Oak

Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee** -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.

MARK E. NAGLE (DOB 10/20/59) -- Controller and Chief Financial Officer -- President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Fund Services, 1996- 1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995 - November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 - September 1995.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary -Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert, Price & Rhoads LLP (1997-1999). Associate at Richter, Miller & Finn LLP (1994-1997).

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- General Counsel of SEI Investments since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

JAMES R. FOGGO (DOB 06/30/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

LYNDA J. STRIEGEL (DOB 10/30/48) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary --1701 Market Street, Philadelphia, PA 19103-2921, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

RICHARD W. GRANT (DOB 10/25/45) -- Assistant Secretary -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Administrator and the Distributor.

---------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Portfolio as that term is defined in the 1940 Act.

**Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Portfolio.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal period ended October 31, 1999.


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   Total Compensation
                           Aggregate                                                               From Registrant and
                           Compensation From          Pension or Retirement                        Fund Complex* Paid
                           Registrant for the Fiscal  Benefits Accrued as      Estimated Annual    to Trustees for the
Name of Person,            Year Ended October 31,     Part of Fund             Benefits Upon       Fiscal Year Ended
Position                   1999                       Expenses                 Retirement          October 31, 1999
-------------------------- -------------------------- -----------------------  ------------------- ----------------------
John T. Cooney             $9,722.81                           N/A                    N/A          $9,722.81 for
                                                                                                   services on 1 board

**Frank E. Morris          $0                                   N/A                    N/A         $0 for services on 1
                                                                                                   board

Robert Patterson           $9,722.81                            N/A                    N/A         $9,722.81 for
                                                                                                   services on 1 board

Eugene B. Peters           $9,722.81                            N/A                    N/A         $9,722.81 for
                                                                                                   services on 1 board



                                     S - 25






James M. Storey, Esq.      $9,722.81                            N/A                    N/A         $9,722.81 for
                                                                                                   services on 1 board

George J. Sullivan         $9,722.81                            N/A                    N/A         $9,722.81 for
                                                                                                   services on 1 board

William M. Doran, Esq.     $0                                   N/A                    N/A         $0 for service on 1
                                                                                                   board

Robert A. Nesher           $0                                   N/A                    N/A         $0 for service on 1
                                                                                                   board
-------------------------------------------------------------------------------------------------------------------------

* For the purposes of this table, the Fund is the only investment company in the "Fund Complex."
** Retired December 31, 1998.

PERFORMANCE INFORMATION

From time to time, the Trust may advertise yield and total return of the Fixed Income Fund and the total return of the Equity Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns.

PERFORMANCE COMPARISONS

The MDL Funds may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPUTATION OF YIELD

The yield of the Fixed Income Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1999, the Fixed Income Fund's yield was 5.25%.

CALCULATION OF TOTAL RETURN

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which that

Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period. For the fiscal year ended October 31, 1999 and the period from November 1, 1997 (commencement of operations) through October 31, 1999, the Fixed Income Fund's average annual total return was (2.80%) and 2.98%, respectively, and the Equity Fund's average annual total return was 26.40% and 22.50%, respectively.

PURCHASING SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the MDL Funds are offered on a continuous basis. Currently, the holidays observed by the Trust and the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

REDEEMING SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Trust to make in-kind redemptions to those shareholders that are affiliated with the MDL Funds solely by their ownership of a certain percentage of the MDL Funds.

A Shareholder will at all times be entitled to aggregate cash redemptions from all portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the MDL Funds are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the MDL Funds and their shareholders that are not described in the MDL Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the MDL Funds or their shareholders, and the discussion here and in the MDL Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

Each Fund intends to qualify and elect to be treated as a RIC as defined under Subchapter M of the Code. By following such a policy, the MDL Funds expect to eliminate or reduce to a nominal amount the federal taxes to which they may be subject.

In order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

The MDL Funds may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the MDL Funds must distribute to satisfy the Distribution Requirement. In some cases, the MDL Funds may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

 Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the MDL Funds fails to qualify for any taxable year as a RIC, all of their taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of a Fund's earnings and profits. Each Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

Each Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held shares. If any such gains are retained, a Fund will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any Fixed Income Fund distribution will qualify for the corporate dividends-received deduction. Conversely, distributions from the Equity Fund generally will qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

Each Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF FUND SHARES

Generally, gain or loss on the sale or exchange of a share will be capital gain or loss that will be long-term if the share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of a Fund with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

In certain cases, the MDL Funds will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; or (3) has failed to certify the MDL Funds that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX

If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), a Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

Each MDL Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Fund shareholders should consult with their tax advisers regarding the state and local tax consequences of investments in the MDL Funds.

FUND TRANSACTIONS

The MDL Funds have no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Trust, the Adviser is responsible for placing the orders to execute transactions for the MDL Funds. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the MDL Funds will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the MDL Funds will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by the fund and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act") higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the MDL Funds may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the MDL Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the MDL Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the MDL Funds on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the MDL Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended October 31, 1999, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:


--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                           Total Dollar
                           Amount of                  Total Dollar Amount of
           Fund            Brokerage                  Transactions Involving Directed
                           Commissions for            Brokerage Commissions for
                           Research Services          Research Services
--------------------------------------------------------------------------------------
    Fixed Income Fund                 $[ ]                              $[ ]

       Equity Fund                    $[ ]                              $[ ]
--------------------------------------------------------------------------------------


For the fiscal years ended October 31, 1998 and 1999, the MDL Funds paid $0, and [$__] to SEI Investments.

For the fiscal years ended October 31, 1998 and 1999, the MDL Funds paid the following brokerage commissions:


--------------------------------------------------------------------------------------------------------------------------
                           Total $ Amount of      Total $ Amount           % of Total               % of Total
                               Brokerage          of Brokerage             Brokerage                Brokerage
        Fund               Commissions Paid       Commissions              Commissions              Transactions
                                                  Paid to Affiliated       Paid to the              Effected Through
                                                  Brokers                  Affiliated               Affiliated Brokers
                                                                           Brokers
--------------------------------------------------------------------------------------------------------------------------
                          1998         1999         1998        1999          1998        1999          1998         1999
--------------------------------------------------------------------------------------------------------------------------
Fixed Income               $0           $0           $0         $353           0%        1.00%           0%           0%
Fund
Equity Fund              $4,841       $20,970        $0        $20,147         0%        0.96%           0%           0%
--------------------------------------------------------------------------------------------------------------------------


Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the MDL Funds' shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The MDL Funds are required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act, which the MDL Funds have acquired during its most recent fiscal year). For the fiscal year ended October 31, 1999, the Fixed Income Fund held $51,000 of Morgan Stanley's repurchase agreements and the Equity Fund held $440,000 of Morgan Stanley's repurchase agreements.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% AND 25% SHAREHOLDERS

As of February 1, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% and 25% or more of the MDL Funds' shares. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control that Fund within the meaning of the Act.

THE FIXED INCOME FUND

Shareholder                                          Number of Shares                                     %
-----------                                          ----------------                                     -
City of Aliquippa -- Police                          237,586                                     10.56%
300 Franklin Ave.
Aliquippa, PA 15001-3708

Beaver County Retirement Plan                        1,527,275                                   67.90%
Courthouse
Beaver, PA 15009

THE EQUITY FUND

Shareholder                                          Number of Shares                                     %
-----------                                          ----------------                                     -

                                     S - 35




City of Aliquippa -- Police                          277,929                                     15.07%
300 Franklin Ave.
Aliquippa, PA 15001-3708

Beaver County Retirement Plan                        1,255,418                                   68.05%
Courthouse
Beaver, PA 15009

The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements incorporated by reference have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, in reliance upon the authority of said firm as experts in giving said reports.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 1999, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference in reliance upon the authority of said firm as experts in giving said report. A copy of the 1999 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                              AIG MONEY MARKET FUND

                               Investment Adviser:
                          AIG CAPITAL MANAGEMENT CORP.

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the Class A and Class B shares of the AIG Money Market Fund (the "Fund"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Fund. This Statement of Additional Information should be read in conjunction with the Fund's Prospectuses dated March 1, 2000, as amended or supplemented from time to time. A copy of the Prospectuses for the Class A and Class B shares of the Fund may be obtained by calling 1-800-249-7445.

                                TABLE OF CONTENTS

THE TRUST..................................................................S-2
INVESTMENT OBJECTIVES AND POLICIES.........................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS.......................................S-3
INVESTMENT LIMITATIONS.....................................................S-9
THE ADVISER...............................................................S-11
THE ADMINISTRATOR.........................................................S-12
THE DISTRIBUTOR...........................................................S-13
THE TRANSFER AGENT........................................................S-14
THE CUSTODIAN.............................................................S-14
INDEPENDENT PUBLIC ACCOUNTANTS............................................S-14
LEGAL COUNSEL.............................................................S-14
TRUSTEES AND OFFICERS OF THE TRUST........................................S-14
PERFORMANCE INFORMATION...................................................S-18
COMPUTATION OF YIELD......................................................S-19
CALCULATION OF TOTAL RETURN...............................................S-19
PURCHASING SHARES.........................................................S-20
REDEEMING SHARES..........................................................S-20
DETERMINATION OF NET ASSET VALUE..........................................S-21
TAXES.....................................................................S-22
FUND TRANSACTIONS.........................................................S-25
TRADING PRACTICES AND BROKERAGE...........................................S-25
DESCRIPTION OF SHARES.....................................................S-28
SHAREHOLDER LIABILITY.....................................................S-29
LIMITATION OF TRUSTEES' LIABILITY.........................................S-29
5% AND 25% SHAREHOLDERS...................................................S-29
EXPERTS...................................................................S-30
FINANCIAL STATEMENTS......................................................S-30
APPENDIX...................................................................A-1

March 1, 2000
AIG-F-003-06

THE TRUST

This Statement of Additional Information relates only to the AIG Money Market Fund (the "Fund"). The Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), an open-end management investment company, established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Shares of the Fund are offered through two separate classes (Class A and Class
B) which provide for variations in minimum investment balances, distribution fees, voting rights and dividends. Except for these differences, each share of the Fund represents an equal proportionate interest in the Fund. See "Description of Shares." No investment in shares of the Fund should be made without first reading the applicable Prospectuses of the Fund. Capitalized terms not defined herein are defined in the Prospectuses.

The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific portfolio are allocated across all of the portfolios on the basis of relative net assets.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. This investment objective is fundamental and cannot be changed without the consent of shareholders. It is also a fundamental policy of the Fund to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS -- Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. These regulations impose certain quality, maturity and diversification restraints on investments by a money market fund. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements. The Fund invests only in first tier securities.

INVESTMENT STRATEGIES OF THE FUND

In seeking its investment objective, the Fund will invest exclusively in (i) bills, notes and bonds issued by the United States Treasury ("U.S. Treasury Obligations") and separately traded interest and principal component parts of such obligations ("Stripped Government Securities"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government; (iii) U.S. dollar denominated short-term obligations of issuers rated at the time of investment in the highest rating category for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing) by two or more nationally recognized statistical rating organizations ("NRSROs"), or only one NRSRO if only one NRSRO has rated the security, or, if not rated, as determined by the Adviser to be of comparable quality, consisting of obligations of U.S. and foreign corporations, domestic banks, foreign banks, and U.S. and foreign savings and loan institutions; (iv) repurchase agreements with respect to the foregoing; (v) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (vi) obligations of foreign governments, agencies and instrumentalities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality.

The Fund reserves the right to invest more than 25% of its total assets in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to similar regulations as U.S. banks. To the extent that the Fund invests more than 25% of its net assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Fund may purchase asset-backed securities rated in the highest NRSRO rating category at the time of investment. The Fund may invest in securities which pay interest on a variable or floating rate basis. In addition, the Fund may acquire securities on a when-issued basis and may buy securities which are subject to puts or standby commitments. The Fund will not invest more than 10% of its net assets in illiquid securities. The Fund reserves the right to enter into reverse repurchase agreements and engage in securities lending.

The Fund will use NRSROs such as Standard & Poor's Corporation and Moody's Investors Service, Inc. when determining security credit ratings.

DESCRIPTION OF PERMITTED INVESTMENTS

ASSET-BACKED SECURITIES - Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE BANK OBLIGATIONS -- Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of 7 days.

OBLIGATIONS OF SUPRANATIONAL ENTITIES -- Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

REPURCHASE AGREEMENTS --Repurchase agreements are agreements by which a person (E.G., the Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the appropriate Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Permitted investments for the Fund includes restricted securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Fund Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the particular Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such Restricted Securities, each Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

REVERSE REPURCHASE AGREEMENTS -- Reverse repurchase agreements are agreements by which the Fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, the Fund will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

SECURITIES LENDING --The Fund may lend securities pursuant to agreements which require that the loans be continuously secured by collateral at all times equal to 100% of the market value of the loaned securities which consists of: cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of the Fund's total assets taken at fair market value. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the appropriate Adviser to be of good standing and when, in the judgment of that Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Fund may use the Distributor or a broker-dealer affiliate of an Adviser as a broker in these transactions.

SECURITIES OF FOREIGN GOVERNMENTS - The Fund may invest in U.S. dollar denominated obligations of foreign governments. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

STANDBY COMMITMENTS AND PUTS --The Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund calculated immediately after any such put is acquired.

STRIPPED GOVERNMENT SECURITIES -- The Fund may purchase Separately Traded Registered Interest and Principal Securities ("STRIPS") that are created when the coupon payments and the principal payment are stripped from an outstanding United States Treasury bond by the Federal Reserve Bank of New York and sold separately. The Fund may not actively trade STRIPS.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or a remaining term to maturity in excess of 7 days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- U.S. Government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Agencies of the United States Government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

The following are fundamental policies of the Fund and cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
         (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Statement of Additional Information.

4. Borrow money, except that the Fund may (i) enter into reverse repurchase agreements and (ii) borrow money for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of its total assets. Any borrowing will be done from a bank and asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

5.       Acquire more than 5% of the voting securities of any one issuer.

6.       Invest in companies for the purpose of exercising control.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

13. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

14. Purchase or retain securities of an issuer if, to the knowledge of the Fund, an officer, trustee, partner or director of the Trust or any investment adviser of the Fund owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

15. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

16. Write puts, calls, options or combinations thereof or invest in warrants.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

The Trust and AIG Capital Management Corp. (the "Adviser") have entered into an advisory agreement dated November 21, 1994 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related and financial services activities in the United States and abroad. The Adviser was formed in June 1994. Its officers and employees include individuals with investment management experience, including experience with short-term investments. The principal business address of the Adviser is 70 Pine Street, New York, New York 10270.

The Adviser serves as the Fund's investment adviser and makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .25% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive 10 basis points (.10%) of its fees and to waive additional fees and/or reimburse certain expenses of the Fund to the extent necessary in order to limit net operating expenses to an annual rate of not more than .40% of the average daily net assets of the Class A shares of the Fund and not more than .75% of the average daily net assets of the Class B Shares of the Fund. The Adviser reserves the right to terminate its waiver or any reimbursements at any time upon sixty days' notice to the Fund in its sole discretion. For the fiscal year ended October 31, 1999, the Adviser received (after fee waivers) a fee equal to .15% of the Fund's average daily net assets.

For the fiscal years ended October 31, 1997, October 31, 1998 and October 31, 1999, the Adviser was paid advisory fees of $689,323, $932,230 and $954,019, respectively, and waived advisory fees of $459,559, $504,977 and $636,005, respectively, with respect to the Fund.

The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Trust shall pay the Administrator compensation for services rendered at an annual rate equal to the sum of (i) .10% of average daily net assets up to $50 million; (ii) .08% of average daily net assets from $50 million up to $250 million; (iii) .06% of average daily net assets from $250 million up to and including $450 million; and
(iv) .05% of average daily net assets in excess of $450 million. There is a minimum annual fee of $75,000 per portfolio plus $15,000 for each additional class.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. For the fiscal years ended October 31, 1997, October 31, 1998 and October 31, 1999, the Administrator received a fee of $326,095, $343,631 and $422,996, respectively, from the Fund. The Administrator waived $56,655, $48,702 and $0, respectively, of fees for the fiscal years ended October 31, 1997, October 31, 1998 and October 31, 1999.

The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax

Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement dated November 14, 1991 ("Distribution Agreement") which applies to both Class A and Class B shares of the Fund.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding shares of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor does not receive compensation for distribution of Class A shares of the Fund. Class B shares are subject to the terms of a distribution plan dated August 8, 1994 (the "Class B Plan").

CLASS B PLAN

The Distribution Agreement and the Class B Plan provide that the Class B shares of the Fund will pay the Distributor a fee of .35% of the average daily net assets of the Class B shares which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, other subsidiaries and affiliates of AIG, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of Class B shares or the provision of shareholder services with respect to Class B shares. The Trust intends to operate the Class B Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Distributor has appointed AIG Equity Sales Corp. (the "Sub-Distributor"), a wholly-owned subsidiary of AIG and an affiliate of the Adviser, as sub-distributor and servicing agent with respect to the Class B shares of the Fund. The Sub-Distributor may appoint additional sub-distributors and/or servicing agents.

The Trust has adopted the Class B Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Class B Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the

Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Class B Plan requires that quarterly written reports of amounts spent under the Class B Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Class B Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Class B shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal years ended October 31, 1997, October 31, 1998 and October 31, 1999 the Distributor received from the Fund, pursuant to the Class B Plan, distribution fees in the amount of $419,962, $482,117 and $585,788, respectively, with respect to the Class B shares. The entire amount of these fees was paid by the Distributor to the Sub-Distributor, as compensation for its services, in accordance with an agreement between the Distributor and the Sub-Distributor.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 12th Street, Kansas City, MO 64105 serves as the Trust's transfer agent.

THE CUSTODIAN

First Union National Bank, 123 South Broad Street, Philadelphia, Pennsylvania 19109 acts as custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP serves as independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, D.C. serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund. The Fund pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II, and UAM Funds, Inc., each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The Expedition Funds, and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 1701 Market Street, Philadelphia, PA 19103-2921. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee** -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.

MARK E. NAGLE (DOB 10/20/59) -- Controller and Chief Financial Officer -- President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Fund Services, 1996- 1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995 - November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 - September 1995.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary --Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert, Price & Rhoads LLP (1997-1999). Associate at Richter, Miller & Finn LLP (1994-1997).

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- General Counsel of SEI Investments since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

JAMES R. FOGGO (DOB 06/30/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle

Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

LYNDA J. STRIEGEL (DOB 10/30/48) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary -- 1701 Market Street, Philadelphia, PA 19103-2921, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

RICHARD W. GRANT (DOB 10/25/45) -- Assistant Secretary -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Administrator and the Distributor.

----------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Portfolio as that term is defined in the 1940 Act.

**Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Portfolio.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal period ended October 31, 1999.


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   Total Compensation
                           Aggregate Compensation                                                  From Registrant and
                           From Registrant for the    Pension or Retirement                        Fund Complex* Paid
                           Fiscal Year Ended October  Benefits Accrued as Part Estimated Annual    to Trustees for the
Name of Person, Position   31, 1999                   of Fund Expenses         Benefits Upon       Fiscal Year Ended
                                                                               Retirement          October 31, 1999
-------------------------------------------------------------------------------------------------------------------------
John T. Cooney             $9,571.48                           N/A                    N/A          $9,571.48 for services
                                                                                                   on 1 board


                                      S-17



**Frank E. Morris          $2,447.81                            N/A                    N/A         $2,447.81 for services
                                                                                                   on 1 board

Robert Patterson           $9571.48                             N/A                    N/A         $9571.48 for services
                                                                                                   on 1 board

Eugene B. Peters           $9571.48                             N/A                    N/A         $9571.48 for services
                                                                                                   on 1 board

James M. Storey, Esq.      $9571.48                             N/A                    N/A         $9571.48 for services
                                                                                                   on 1 board

George J. Sullivan         $7,123.67                            N/A                    N/A         $7,123.67 for services
                                                                                                   on 1 board

William M. Doran, Esq.     $0                                   N/A                    N/A         $0 for service on 1
                                                                                                   board

Robert A. Nesher           $0                                   N/A                    N/A         $0 for service on 1
                                                                                                   board
-------------------------------------------------------------------------------------------------------------------------

* For the purposes of this table, the Fund is the only investment company in the "Fund Complex."
** Retired December 31, 1998.

PERFORMANCE INFORMATION

From time to time, the Trust may advertise yield, effective yield and total return of the Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields.

CLASSES OF SHARES AND PERFORMANCE

The performance of Class A shares will normally be higher than that of Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares. Yield quotations are computed and presented separately for the Class A and Class B shares.

PERFORMANCE COMPARISONS

The Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPUTATION OF YIELD

The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 7-day period. The yield is calculated by assuming that the income generated by the investment during that 7-day period is generated in each period over one year and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed investment. In particular, these yields will be calculated as follows:

The current yield of the Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change during the period (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective yield of the Fund is determined by computing the net change during the period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return, according to the following formula:

                                                        365/7
             Effective Yield = [(Base Period Return + 1)     ] - 1.

The effective yield reflects the reinvestment of net income earned daily on the Fund's assets.

For the 7-day period ended October 31, 1999, the end of the Fund's most recent fiscal year, the current and effective yields for Class A shares of the Fund were 5.15% and 5.29%, respectively, and for Class B shares were 4.81% and 4.92%, respectively.

CALCULATION OF TOTAL RETURN

The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the

Trust commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T) TO THE POWER OF n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period. Total return is calculated separately for each class of shares of the Trust.

The average annual total returns for Class A Shares of the Fund for the fiscal year ended October 31, 1999 and for the three year period ended October 31, 1999 were 4.94% and 5.28%, and for the period from December 1, 1994 (commencement of operations) through October 31, 1999, the cumulative return for Class A Shares of the Fund was 29.29%.

The average annual total returns for Class B Shares of the Fund for the fiscal year ended October 31, 1999 and for the three year period ended October 31, 1999 were 4.58% and 4.91%, and for the period from February 16, 1995 (commencement of operations) through October 31, 1999, the cumulative return for Class B Shares of the Fund was 25.72%.

PURCHASING SHARES

Purchases and redemptions may be made through the Distributor on a day when the New York Stock Exchange and Federal Reserve wire system are open for business. Shares of the Fund are offered on a continuous basis. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

REDEEMING SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those Shareholders that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

A shareholder will at all times be entitled to aggregate cash redemptions from all portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Fund does not invest in second tier securities. The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality to first tier securities in accordance with guidelines established by the Trustees. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Trust's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculated such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if the Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or lability from the shareholder's accrued but unpaid dividends or from future dividends.

The securities of the Fund are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (generally, dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year (the "Distribution Requirement"), if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls or that are engaged in the same, similar or related trades or business.

The Fund may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held shares. If any such gains are retained, the Fund will pay federal income tax thereon. It is not expected that any Fund distribution will qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OF FUND SHARES

Generally, gain or loss on the sale of a share will be capital gain or loss that will be long-term if the share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of the Fund with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX

If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FUND TRANSACTIONS

The Fund has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Trust, the Adviser is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Fund will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Adviser, consistent with the interests of the Fund, selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by the Fund and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act") higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Adviser believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Fund. For the fiscal year ended October 31, 1998, the Fund directed no transactions to broker-dealers for research services.

It is expected that the Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Fund paid the following brokerage commissions:


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
        Total Brokerage Commissions                Amount Paid to SEI Investments(1)
-------------------------------------------  ---------------------------------------------
     1997          1998           1999           1997            1998            1999
-------------- ------------  --------------  -------------  --------------  --------------
      $0            $0          $10,121           $0            $2,260         $10,121
-------------- ------------  --------------  -------------  --------------  --------------

(1) The amounts paid to SEI Investments reflect fees paid in connection with repurchase agreement transactions.

For the fiscal years indicated, the Fund paid the following brokerage commissions:

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                     % of Total            % of Total
       Total $ Amount of               Total $ Amount of              Brokerage            Brokerage
     Brokerage Commissions           Brokerage Commissions           Commissions          Transactions
             Paid                 Paid to Affiliated Brokers         Paid to the        Effected Through
                                                                 Affiliated Brokers    Affiliated Brokers
---------------------------------------------------------------------------------------------------------
   1997       1998      1999      1997       1998       1999            1999                  1999
   ----       ----      ----      ----       ----       ----            ----                  ----
    $0         $0     $10,121      $0         $0       $10,121          100%                   0%
---------------------------------------------------------------------------------------------------------


Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act), which the Fund has acquired during its most recent fiscal year. As of October 31, 1999, the Fund held $24,992,583 of debt securities issued by Merrill Lynch.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and different classes of shares of each portfolio, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares divided into different classes. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% AND 25% SHAREHOLDERS

As of February 1, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of each class of the Fund's shares. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.


Shareholder                                          Number of Shares                            %
-----------                                          ----------------                            -
CLASS A:

A I Life Assurance -- Investment                     96,419,022                                  15.60%
c/o AIG Inc.
70 Pine Street, 19th Floor
New York, NY 10270-0002

AIG Life Insurance -- Investment                     96,419,022                                  15.60%
c/o AIG Inc.


                                      S-29



70 Pine Street, 19th Floor
New York, NY 10270-0002

AIG Life Insurance Company -- TFA                    34,637,463                                   5.61%
c/o AIG Inc.
70 Pine Street, 19th Floor
New York, NY 10270-0002

CLASS B:

NUF/Machine Deductible                               13,579,234                                  9.02%
Attn:  AIG Treasury
70 Pine Street, 19th Floor
New York, NY 10270-0002

NUF of Pittsburgh PA/Reinsurance                     51,333,329                                  34.08%
DIV - 16W
C/O AIG Treasury Group
70 Pine Street, 19th Floor
New York, NY 10270-0002

The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements of the Trust have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 1999, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference in reliance upon the authority of said firm as experts in giving said report. A copy of the 1999 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

A-1 - This is Standard & Poor's Corporation ("S&P") highest rating category for short-term obligations and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment for this S&P category on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 - Issues rated Prime-1 (or supporting institutions) by Moody's Investors Service, Inc. ("Moody's") have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -  Leading market positions in well-established industries.
      -  High rates of return on funds employed.
      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch IBCA ("Fitch IBCA"). Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest short-term obligations rating assigned by Fitch IBCA which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest short-term obligations rating assigned by Duff & Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small. The designation A1 by Fitch IBCA, Inc. ("Fitch IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Securities rated A-2, P-2, Fitch-2, Duff-2 and (Fitch IBCA) A2 are deemed to be second tier securities. The Fund's fundamental policy is not to invest in such securities.

                            PART C: OTHER INFORMATION
                         POST EFFECTIVE AMENDMENT NO. 39

Item 23.  Exhibits:

(a)(1) Registrant's Agreement and Declaration of Trust dated July 18, 1991, as originally filed with the SEC on August 29, 1991, is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(a)(2) Registrant's Amendment to the Agreement and Declaration of Trust dated December 2, 1996, is incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 13, 1996.
(a)(3) Registrant's Amendment to the Agreement and Declaration of Trust dated February 18, 1997, is incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.
(b)(1) Registrant's By-Laws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 29, 1991.
(b)(2) Registrant's Amended and Restated By-Laws are incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 12, 1996.
(c)           Not Applicable.
(d)(1) Investment Advisory Agreement between Registrant and HGK Asset Management, Inc. with respect to HGK Fixed Income Fund dated August 15, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 24 filed on February 28, 1996.
(d)(2) Investment Advisory Agreement between Registrant and AIG Capital Management Corp. with respect to AIG Money Market Fund originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to Post-Effective Amendment No. 28 filed February 27, 1997.
(d)(3) Investment Advisory Agreement between Registrant and First Manhattan Co. with respect to FMC Select Fund dated May 3, 1995 as originally filed with Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 24 filed on February 28, 1996.
(d)(4) Investment Advisory Agreement between Registrant and CRA Real Estate Securities L.P. dated December 31, 1996 with respect to the CRA Realty Shares Portfolio is incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration

              Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on May 22, 1997.
(d)(5) Investment Advisory Agreement between Registrant and MDL Capital Management, Inc. with respect to the MDL Broad Market Fixed Income Portfolio and the MDL Large Cap Growth Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(d)(6) Investment Advisory Agreement between Registrant and SAGE Global Funds, LLC with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(d)(7) Investment Sub-Advisory Agreement between SAGE Global Funds, LLC and Standard Asset Group, Inc. with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(d)(8) Form of Investment Advisory Agreement between Registrant and LSV Asset Management Company is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.
(d)(9) Amended and Restated Schedule to the Investment Advisory Agreement dated May 3, 1995 between Registrant and First Manhattan Company is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

(d)(10) Amended and Restated Contractual Fee Waiver Agreement between Registrant and HGK Asset Management dated March 1, 2000 is filed herewith.

(e)(1) Amended and Restated Distribution Agreement between Registrant and SEI Financial Services Company dated August 8, 1994 as originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to Post-Effective Amendment No. 24 filed on February 28, 1996.
(e)(2)        Distribution Agreement between Registrant and CCM Securities, Inc.
              dated February 28, 1997 is incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.
(e)(3) Amended and Restated Sub-Distribution and Servicing Agreement between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(f)           Not Applicable.
(g)(1)        Custodian Agreement between Registrant and CoreStates Bank N.A.
              originally filed Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on October 28, 1991 is incorporated herein by reference to Post-Effective Amendment No. 28 filed on February 27, 1997.

(g)(2) Amended and restated Custodian Agreement between Registrant and CoreStates Bank, N.A. is included herewith.

(h)(1) Amended and Restated Administration Agreement between Registrant and SEI Financial Management Corporation, including schedules relating to Clover Capital Equity Value Fund, Clover Capital Fixed Income Fund, White Oak Growth Stock Fund, Pin Oak Aggressive Stock Fund, Roulston Midwest Growth Fund, Roulston Growth and Income Fund, Roulston Government Securities Fund, A+P Large-Cap Fund, Turner Fixed Income Fund, Turner Small Cap Fund, Turner Growth Equity Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund and HGK Fixed Income Fund dated May 17, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 24 filed on February 28, 1996.
(h)(2) Schedule dated November 11, 1996 to Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 adding the CRA Realty Shares Portfolio is incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on May 22, 1997.
(h)(3) Shareholder Service Plan and Agreement for the Class A Shares of the CRA Realty Shares Portfolio is incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.
(h)(4) Schedule to Amended and Restated Administration Agreement dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 with respect to the FMC Select Fund is incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.
(h)(5) Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 is incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.
(h)(6) Schedule to the Amended and Restated Administration Agreement adding the MDL Broad Market Fixed Income Fund and the MDL Large Cap Growth Equity Fund incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(h)(7) Schedule to the Amended and Restated Administration Agreement adding the SAGE Corporate Fixed Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(h)(8) Schedule dated May 19, 1997 to Administration Agreement dated November 14, 1991 between the Advisors' Inner Circle Fund and SEI Financial Management Corporation adding the AIG Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(h)(9) Schedule to Administration Agreement relating to the CRA Realty Portfolio is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(h)(10) Form of Shareholder Servicing Agreement for AIG Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(h)(11) Transfer Agency Agreement dated November 30, 1994 is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(h)(12) Amendment dated August 17, 1998 to the Schedule dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between Registrant and SEI Financial Management Corporation is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.
(h)(13) Assignment and Assumption Agreement dated February 27, 1998 between Registrant and Oak Associates Funds is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

(h)(14) Amended Schedule dated March 15, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating to LSV Value Equity Fund, between Registrant and SEI Fund Resources is filed herewith.


(h)(15) Amended Schedule dated August 15, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating to HGK Fixed Income Fund, HGK Equity Value Fund and HGK Mid Cap Value Fund, between Registrant and SEI Investments Mutual Funds Services is filed herewith.


(h)(16) Administration Agreement dated August 20, 1999 between Registrant, LSV Asset Management Fidelity Brokerage Services, Inc. and National Financial Services Corporation is filed herewith.


(h)(17) Amended Schedule dated December 1, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating CRA Realty Shares Portfolio, between Registrant and SEI Fund Resources is filed herewith.


(h)(18) Amendment dated August 18, 1999 to the Operating Agreement dated January 5, 1996, relating to LSV Value Equity Fund, between the Registrant, LSV Asset Mangement and Charles Schwab & Co, Inc.

(i)           Opinion and Consent of Counsel is filed herewith.

(j) Consent of Independent Public Accountants (Arthur Andersen, LLP) is filed herewith.

(k)           Not Applicable.
(l)           Not Applicable.

(m) Distribution Plan for The Advisors' Inner Circle Fund as originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to Post-Effective Amendment No. 24 filed on February 28, 1996.
(n)           Not Applicable.
(o) Rule 18f-3 Plan dated May 15, 1995, as originally filed June 1, 1995, is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(q)(1)        Powers of Attorney for Mark E. Nagle, John T. Cooney, William M.
              Doran, Robert A. Nesher, Eugene B. Peters, Dr. Robert A. Patterson, James M. Storey and George J. Sullivan are filed herewith.


Item 24.  Persons Controlled by or under Common Control with Registrant

              See Statements of Additional Information regarding the control relationships of The Advisors' Inner Circle Fund (the "Fund"). SEI Investments Management Corporation a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in SEI Investments Mutual Funds Services ("the Administrator"). SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

Item 25.  Indemnification:

              Article VIII of the Agreement and Declaration of Trust filed as Exhibit a to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Adviser:

              Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

HGK ASSET MANAGEMENT, INC.
HGK Asset Management, Inc. is the investment adviser for the HGK Fixed Income Fund. The principal address of HGK Asset Management, Inc. is Newport Tower, 525 Washington Blvd., Jersey City, NJ 07310.

The list required by this Item 26 of general partners of HGK Asset Management, Inc., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such general partners during the past two years is incorporated by reference to Schedules B and D of Form ADV filed by HGK Asset Management, Inc. under the Advisers Act of 1940 (SEC File No. 801-19314).

AIG CAPITAL MANAGEMENT CORP.
AIG Capital Management Corp. is the investment adviser for the AIG Money Market Fund. The principal address of AIG Capital Management Corp. is 70 Pine Street, New York, NY 10270.

The list required by this Item 26 of directors and officers of AIG Capital Management Corp., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such directors and officers during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by AIG Capital Management Corp. under the Advisers Act of 1940 (SEC File No. 801-47192).

FIRST MANHATTAN CO.
First Manhattan Co. is the investment adviser for the FMC Select Fund. The principal address of First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

The list required by this Item 26 of general partners of First Manhattan Co., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such general partners during the past two years is incorporated by reference to Schedules B and D of Form ADV filed by First Manhattan Co. under the Advisers Act of 1940 (SEC File No. 801-12411).

CRA REAL ESTATE SECURITIES L.P.
CRA Real Estate Securities L.P. is the investment adviser for the CRA Realty Shares Portfolio. The principal address of CRA Real Estate Securities L.P. is Suite 205, 259 North Radnor-Chester Road, Radnor, PA 19087.

The list required by this Item 26 of general partners of CRA Real Estate Securities L.P., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such general partners during the past two years is incorporated by reference to Schedules B and D of Form ADV filed by CRA Real Estate Securities L.P. under the Advisers Act of 1940 (SEC File No. 801-49083).

MDL CAPITAL MANAGEMENT, INC.
MDL Capital Management, Inc. is the investment adviser for the MDL Broad Market Fixed Income Portfolio and the MDL Large Cap Growth Equity Portfolio. The principal address of MDL Capital Management, Inc. is 225 Ross Street, Pittsburgh, PA 15222.

The list required by this Item 26 of general partners of MDL Capital Management, Inc., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such general partners during the past two years is incorporated by reference to Schedules B and D of Form ADV filed by MDL Capital Management, Inc. under the Advisers Act of 1940 (SEC File No. 801-43419).

SAGE GLOBAL FUNDS, LLC
SAGE Global Funds, LLC is the investment adviser for the SAGE Corporate Bond Fund. The principal address of SAGE Global Funds, LLC is 55 William Street, Suite G-40, Wellesley, MA 02181.

The list required by this Item 26 of general partners of SAGE Global Funds, LLC, together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such general partners during the past two years is incorporated by reference to Schedules B and D of Form ADV filed by SAGE Global Funds, LLC under the Advisers Act of 1940 (SEC File No. 801-54753).

STANDARD ASSET GROUP, INC.
Standard Asset Group, Inc. Is the investment sub-adviser for the SAGE Corporate Bond Fund. The principal address of Standard Asset Group, Inc. is 55 William Street, Suite G-40, Wellesley, MA 02181.

The list required by this Item 26 of general partners of Standard Asset Group, Inc., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such general partners during the past two years is incorporated by reference to Schedules B and D of Form ADV filed by Standard Asset Group, Inc. under the Advisers Act of 1940 (SEC File No. 801-29883).

LSV ASSET MANAGEMENT COMPANY
LSV Asset Management Company is the investment adviser for the LSV Value Equity Fund. The address of LSV Asset Management Company 200 W. Madison Street, 27th Floor, Chicago, Illinois 60606.

The list required by this Item 26 of general partners of LSV Asset Management Company, together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such general partners during the past two years is incorporated by reference to Schedules B and D of Form ADV filed by LSV Asset Management Company under the Advisers Act of 1940 (SEC File No. 801-47689).

Item 27.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

      Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

      SEI Daily Income Trust                            July 15, 1982
      SEI Liquid Asset Trust                            November 29, 1982
      SEI Tax Exempt Trust                              December 3, 1982
      SEI Index Funds                                   July 10, 1985
      SEI Institutional Managed Trust                   January 22, 1987
      SEI Institutional International Trust             August 30, 1988
      The Pillar Funds                                  February 28, 1992
      CUFUND                                            May 1, 1992
      STI Classic Funds                                 May 29, 1992
      First American Funds, Inc.                        November 1, 1992
      First American Investment Funds, Inc.             November 1, 1992
      The Arbor Fund                                    January 28, 1993
      Boston 1784 Funds-Registered Trademark-           June 1, 1993
      The PBHG Funds, Inc.                              July 16, 1993
      Morgan Grenfell Investment Trust                  January 3, 1994
      The Achievement Funds Trust                       December 27, 1994
      Bishop Street Funds                               January 27, 1995



      STI Classic Variable Trust                        August 18, 1995
      ARK Funds                                         November 1, 1995
      Huntington Funds                                  January 11, 1996
      SEI Asset Allocation Trust                        April 1, 1996
      TIP Funds                                         April 28, 1996

      SEI Institutional Investments Trust               June 14, 1996
      First American Strategy Funds, Inc.               October 1, 1996
      HighMark Funds                                    February 15, 1997
      Armada Funds                                      March 8, 1997
      PBHG Insurance Series Fund, Inc.                  April 1, 1997
      The Expedition Funds                              June 9, 1997

      Alpha Select Funds                                January 1, 1998
      Oak Associates Funds                              February 27, 1998
      The Nevis Fund, Inc.                              June 29, 1998
      The Parkstone Group of Funds                      September 14, 1998
      CNI Charter Funds                                 April 1, 1999
      The Parkstone Advantage Fund                      May 1, 1999
      Amerindo Funds, Inc.                              July 13, 1999

      The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.




                           Position and Office                                          Positions and Offices
Name                       with Underwriter                                             with Registrant
----                       ----------------                                             ---------------
Alfred P. West, Jr.        Director, Chairman of the Board of Directors                          --
Henry H. Greer             Director                                                              --
Carmen V. Romeo            Director                                                              --
Gilbert L. Beebower        Executive Vice President                                              --
Richard B. Lieb            Executive Vice President                                              --
Dennis J. McGonigle        Executive Vice President                                              --
Robert M. Silvestri        Chief Financial Officer & Treasurer                                   --
Leo J. Dolan, Jr.          Senior Vice President                                                 --
Carl A. Guarino            Senior Vice President                                                 --
Larry Hutchison            Senior Vice President                                                 --
Jack May                   Senior Vice President                                                 --
Hartland J. McKeown        Senior Vice President                                                 --
Barbara J. Moore           Senior Vice President                                                 --
Kevin P. Robins            Senior Vice President & General Counsel                      Vice President, Assistant
                                                                                                 Secretary
Patrick K. Walsh           Senior Vice President                                                 --
Robert Aller               Vice President                                                        --
Gordon W. Carpenter        Vice President                                                        --
Timothy D. Barto           Vice President & Assistant Secretary
                           Vice President, Assistant  Secretary
Todd Cipperman             Vice President & General Counsel                             Vice President, Assistant
                                                                                                 Secretary
S. Courtney E. Collier     Vice President & Assistant Secretary                                  --
Robert Crudup              Vice President & Managing Director                                    --
Barbara Doyne              Vice President                                                        --
Jeff Drennen               Vice President                                                        --
James Foggo                Vice President & Assistant Secretary                         Vice President, Assistant
                                                                                                 Secretary
Vic Galef                  Vice President & Managing Director                                    --


                                      C-9



Lydia A. Gavalis           Vice President & Assistant Secretary                         Vice President, Assistant
                                                                                                 Secretary
Greg Gettinger             Vice President & Assistant Secretary                                  --
Kathy Heilig               Vice President                                                        --
Jeff Jacobs                Vice President                                                        --
Samuel King                Vice President                                                        --
Kim Kirk                   Vice President & Managing Director                                    --
John Krzeminski            Vice President & Managing Director                                    --
Carolyn McLaurin           Vice President & Managing Director                                    --
W. Kelso Morrill           Vice President                                                        --
Mark Nagle                 Vice President                                                  Controller & Chief
                                                                                           Financial Officer
Joanne Nelson              Vice President                                                        --
Joseph M. O'Donnell        Vice President & Assistant Secretary                         Vice President, Assistant
                                                                                                 Secretary
Sandra K. Orlow            Vice President & Assistant Secretary                         Vice President, Assistant
                                                                                                 Secretary
Cynthia M. Parrish         Vice President & Assistant Secretary                                  --
Kim Rainey                 Vice President                                                        --
Rob Redican                Vice President                                                        --
Maria Rinehart             Vice President                                                        --
Mark Samuels               Vice President & Managing Director                                    --
Steve Smith                Vice President                                                        --
Daniel Spaventa            Vice President                                                        --
Kathryn L. Stanton         Vice President & Assistant Secretary                                  --
Lydia J. Streigel          Vice President & Assistant Secretary                         Vice President, Assistant
                                                                                                 Secretary
Lori L. White              Vice President & Assistant Secretary                                  --
Wayne M. Withrow           Vice President & Managing Director                                    --

Item 28.  Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
         (6); (8); (12); and 31a-I (d), the required books and records are maintained at the offices of Registrant's Custodian:

                  First Union National Bank
                  Broad & Chestnut Streets

                  P.O. Box 7618
                  Philadelphia, PA 19101

         (b)/(c) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and
         (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's
         Administrator:

                  SEI Investments Mutual Funds Services
                  Oaks, PA 19456

         (c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1
         (f), the required books and records are maintained at the offices of the Registrant's Advisers:

                  HGK Asset Management, Inc.
                  Newport Tower
                  525 Washington Blvd.
                  Jersey City, NJ 07310

                  AIG Capital Management Corp.
                  70 Pine Street
                  20th Floor
                  New York, NY  10270

                  First Manhattan Co.
                  437 Madison Avenue
                  New York, NY  10022-7022

                  CRA Real Estate Securities L.P.
                  Suite 205
                  259 North Radnor-Chester Road
                  Radnor, PA 19087

                  MDL Capital Management, Inc.
                  225 Ross Street
                  Pittsburgh, PA 15222

                  SAGE Global Funds, LLC
                  55 William Street, Suite G-40
                  Wellesley, MA 02181

                  Standard Asset Group, Inc.
                  55 William Street
                  Wellesley, MA 02181

                  LSV Asset Management Company

                  200 W. Madison Street, 27th Floor
                  Chicago, Illinois 60606

Item 29.  Management Services: None.

Item 30.  Undertakings:


          None

                                     NOTICE


      A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Fund by an officer of the Fund as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Fund.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment to the Registrant's Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 39 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 25th day of February, 2000.


                                           THE ADVISORS' INNER CIRCLE FUND

                                           By:  /s/ Mark E. Nagle
                                              ---------------------------------
                                           Mark E. Nagle President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


               *                                              Trustee                            February 25, 2000
------------------------------------
John T. Cooney

               *                                              Trustee                            February 25, 2000
------------------------------------
William M. Doran

               *                                              Trustee                            February 25, 2000
------------------------------------
Robert A. Nesher

               *                                              Trustee                            February 25, 2000
------------------------------------
Robert A. Patterson

               *                                              Trustee                            February 25, 2000
------------------------------------
Eugene Peters

               *                                              Trustee                            February 25, 2000
------------------------------------
George J. Sullivan, Jr.

               *                                              Trustee                            February 25, 2000
------------------------------------
James M. Storey

/s/ Mark E. Nagle                                             President, Controller &            February 25, 2000
------------------------------------                          Chief Financial Officer
Mark E. Nagle


*By:     /s/ Mark E. Nagle
         --------------------------------
         Mark E. Nagle
         Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit No. and Description
---------------------------

EX-99.A1       Registrant's Agreement and Declaration of Trust dated July 18,
               1991, as originally filed with the SEC on August 29, 1991, is incorporated herein by reference to Post-Effective Amendment No.
               32 to Registrant's Registration Statement on Form N-1A (File No.
               33-42484), filed with the Securities and Exchange Commission on
               February 27, 1998.
EX-99.A2       Registrant's Amendment to the Agreement and Declaration of Trust
               dated December 2, 1996, is incorporated herein by reference to
               Post-Effective Amendment No. 27 to Registrant's Registration
               Statement on Form N-1A (File No. 33-42484), filed with the
               Securities and Exchange Commission on December 13, 1996.
EX-99.A3       Registrant's Amendment to the Agreement and Declaration of Trust
               dated February 18, 1997, is incorporated herein by reference to
               Post-Effective Amendment No. 28 to Registrant's Registration
               Statement on Form N-1A (File No. 33-42484), filed with the
               Securities and Exchange Commission on February 27, 1997.
EX-99.B1       Registrant's By-Laws are incorporated herein by reference to
               Registrant's Registration Statement on Form N-1A (File No.
               33-42484), filed with the Securities and Exchange Commission on
               August 29, 1991.
EX-99.B2       Registrant's Amended and Restated By-Laws are incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's
               Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 12, 1996.
EX-99.C        Not Applicable.
EX-99.D1       Investment Advisory Agreement between Registrant and HGK Asset
               Management, Inc. with respect to HGK Fixed Income Fund dated
               August 15, 1994 as originally filed with Post-Effective Amendment
               No. 15 to Registrant's Registration Statement on Form N-1A (File
               No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 24 filed on February 28, 1996.
EX-99.D2       Investment Advisory Agreement between Registrant and AIG Capital
               Management Corp. with respect to AIG Money Market Fund is incorporated herein by reference to Post-Effective Amendment No.
               17 to Registrant's Registration Statement on Form N-1A (File No.
               33-42484), filed with the Securities and Exchange Commission on

Exhibit No. and Description
---------------------------

               September 19, 1994 is incorporated herein by reference to Post-Effective Amendment No. 28 filed February 27, 1997.
EX-99.D3 Investment Advisory Agreement Between Registrant and First Manhattan Co. with respect to FMC Select Fund dated May 3, 1995 as originally filed with Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No.33-42484), filed with the Securities and Exchange Commission on February 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 24 filed on February 28, 1996.
EX-99.D4 Investment Advisory Agreement between Registrant and CRA Real Estate Securities L.P. dated December 31, 1996 with respect to the CRA Realty Shares Portfolio is incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on From N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on May 22, 1997.
EX-99.D5 Investment Advisory Agreement between Registrant and MDL Capital Management, Inc. with respect to the MDL Broad Market Fixed Income Portfolio and the MDL Large Cap Growth Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
EX-99.D6 Investment Advisory Agreement between Registrant and SAGE Global Funds, LLC with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
EX-99.D7 Investment Sub-Advisory Agreement between SAGE Global Funds, LLC and Standard Asset Group, Inc. with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
EX-99.D8 Form of Investment Advisory Agreement between Registrant and LSV Asset Management Company is incorporated herein by reference to Post-Effective

Exhibit No. and Description
---------------------------

               Amendment No. 34 to Registrant's Registration Statement on Form
               N-1A (File No. 33-42484), filed with the Securities and Exchange
               Commission on December 29, 1998.
EX-99.D9       Amended and Restated Schedule to the Investment Advisory
               Agreement dated May 3, 1995 between Registrant and First
               Manhattan Company is incorporated herein by reference to
               Post-Effective Amendment No. 34 to Registrant's Registration
               Statement on Form N-1A (File No. 33-42484), filed with the
               Securities and Exchange Commission on December 29, 1998.
EX-99.D10      A Amended and restated Contractual Fee Waiver Agreement
               between Registrant and HGK Asset Management, LP, dated
               March 1, 2000 is filed herewith.
EX-99.E1       Amended and Restated Distribution Agreement between Registrant and SEI Financial Services Company dated August 8, 1994 as originally filed with Post-Effective Amendment No. 17 to
               Registrant's Registration Statement on Form N-1A (File No.
               33-42484), filed with the Securities and Exchange Commission on
               September 19, 1994 is incorporated herein by reference to
               Post-Effective Amendment No. 24 filed on February 28, 1996.
EX-99.E2       Distribution Agreement between Registrant and CCM Securities,
               Inc. dated February 28, 1997 is incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration
               Statement on From N-1A (File No. 33-42484), filed with the
               Securities and Exchange Commission on June 30, 1997.
EX-99.E3       Amended and Restated Sub-Distribution and Servicing Agreement
               between SEI Investments Company and AIG Equity Sales Corporation
               is incorporated herein by reference to Post-Effective Amendment
               No. 32 to Registrant's Registration Statement on Form N-1A (File
               No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
EX-99.F        Not Applicable.
EX-99.G1       Custodian Agreement between Registrant and CoreStates Bank N.A.
               is incorporated herein by Exhibit No. and Description reference to Pre-Effective Amendment No. 1 to Registrant's Registration
               Statement on Form N-1A (File No. 33-42484), filed with the
               Securities and Exchange Commission on October 28, 1991 is incorporated herein by reference to Post-Effective Amendment No.
               28 filed on February 27, 1997.

EX-99.G2 Amended and Restated Custodian Agreement between Registrant and CoreStates Bank, N.A. is included herewith.

Exhibit No. and Description
---------------------------

EX-99.H1 Amended and Restated Administration Agreement between Registrant and SEI Financial Management Corporation, including schedules relating to Clover Capital Equity Value Fund, Clover Capital Fixed Income Fund, White Oak Growth Stock Fund, Pin Oak Aggressive Stock Fund, Roulston Midwest Growth Fund, Roulston Growth and Income Fund, Roulston Government Securities Fund, A+P Large-Cap Fund, Turner Fixed Income Fund, Turner Small Cap Fund, Turner Growth Equity Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund and HGK Fixed Income Fund dated May 17, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 24 filed on February 28, 1996.
EX-99.H2 Schedule dated November 11, 1996 to Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 adding the CRA Realty Shares Portfolio is incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on May 22, 1997.
EX-99.H3 Shareholder Service Plan and Agreement for the Class A Shares of the CRA Realty Shares Portfolio is incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.
EX-99.H4 Schedule to Amended and Restated Administration Agreement dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 with respect to the FMC Select Fund is incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.
EX-99.H5 Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 is incorporated herein by reference to Post-Effective Amendment No. 28 to

Exhibit No. and Description
---------------------------

               Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

EX-99.H6       Schedule to the Amended and Restated Administration Agreement
               adding the MDL Broad Market Fixed Income Fund and the MDL Large
               Cap Growth Equity Fund is incorporated herein by reference to
               Post-Effective Amendment No. 32 to Registrant's Registration
               Statement on Form N-1A (File No. 33-42484), filed with the
               Securities and Exchange Commission on February 27, 1998.
EX-99.H7       Schedule to the Amended and Restated Administration Agreement
               adding the SAGE Corporate Fixed Bond Fund incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's
               Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
EX-99.H8       Schedule dated May 19, 1997 to Administration Agreement dated
               November 14, 1991 between the Advisors' Inner Circle Fund and SEI
               Financial Management Corporation adding the AIG Money Market Fund is incorporated herein by reference to Post-Effective Amendment
               No. 32 to Registrant's Registration Statement on Form N-1A (File
               No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
EX-99.H9       Schedule to Administration Agreement relating to the CRA Realty
               Portfolios is incorporated herein by reference to Post-Effective
               Amendment No. 32 to Registrant's Registration Statement on Form
               N-1A (File No. 33-42484), filed with the Securities and Exchange
               Commission on February 27, 1998.
EX-99.H10      [Form of] Shareholder Servicing Agreement for AIG Money Market
               Fund is incorporated herein by reference to Post-Effective
               Amendment No. 32 to Registrant's Registration Statement on Form
               N-1A (File No. 33-42484), filed with the Securities and Exchange
               Commission on February 27, 1998.
EX-99.H11      Transfer Agency Agreement dated November 30, 1994 is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No.
               33-42484), filed with the

Exhibit No. and Description
---------------------------


               Securities and Exchange Commission on February 27, 1998.
EX-99.H12      Amendment dated August 17, 1998 to the Schedule dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between Registrant and SEI
               Financial Management Corporation is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's
               Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.
EX.99.H13      Assignment and Assumption Agreement dated February 27, 1998 between Registrant and Oak Associates Funds is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No.
               33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

EX.99.H14      Amended Schedule dated March 15, 1999 to the Administration
               Agreement dated November 14, 1991 as amended and restated May 17,
               1994, relating to LSV Value Equity Fund, between Registrant and
               SEI Fund Resources is filed herewith.


EX.99.H15      Amended Schedule dated August 15, 1999 to the Administration
               Agreement dated November 14, 1991 as amended and restated May 17,
               1994, relating to HGK Fixed Income Fund, HGK Equity Value Fund and HGK Mid Cap Value Fund, between Registrant and SEI
               Investments Mutual Funds Services is filed herewith.


EX.99.H16      Administration Agreement dated August 20, 1999 between
               Registrant, LSV Asset Management, Fidelity Brokerage Services,
               Inc. and National Financial Services Corporation is filed herewith.


EX.99.H17      Amended Schedule dated December 1, 1999 to the Administration
               Agreement dated November 14, 1991 as amended and restated May 17,
               1994, relating CRA Realty Shares Portfolio, between Registrant and SEI Fund Resources is filed herewith.


EX.99.H18      Amendment dated August 18, 1999 to the Operating Agreement dated
               January 5, 1996, relating to LSV Value Equity Fund, between the
               Registrant, LSV Asset Mangement and Charles Schwab & Co, Inc.

Exhibit No. and Description
---------------------------


EX-99.I        Opinion and Consent of Counsel is filed herewith.
EX-99.J        Consent of Independent Public Accountants (Aurthur Andersen,
               LLP) is filed herewith.
EX-99.K        Not Applicable.
EX-99.L        Not Applicable.
EX-99.M        Distribution Plan for The Advisors' Inner Circle Fund as
               originally filed with Post-Effective Amendment No. 17 to
               Registrant's Registration Statement on Form N-1A (File No.
               33-42484), filed with the Securities and Exchange Commission on
               September 19, 1994 is incorporated herein by reference to
               Post-Effective Amendment No. 24 filed on February 28, 1996.
EX-99.N        Not Applicable.
EX-99.O        Rule 18f-3 Plan dated May 15, 1995, as originally filed June 1,
               1995, is incorporated herein by reference to Post-Effective
               Amendment No. 32 to Registrant's Registration Statement on Form
               N-1A (File No. 33-42484), filed with the Securities and Exchange
               Commission on February 27, 1998.

EX-99.Q        Powers of Attorney for Mark E. Nagle, John T. Cooney, William M.
               Doran, Frank E. Morris, Robert A. Nesher, Eugene B. Peters, Robert A. Patterson , James M. Storey and George J. Sullivan are filed herewith.